UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Helmerich & Payne, Inc.

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2026 PROXY STATEMENT

Notice Of Annual Meeting

March 4, 2026

Message From Our CEO
To our Stockholders,
Fiscal year 2025 marked a major turning point for H&P, underscored by the completion of our acquisition of KCA Deutag International Limited (“KCA Deutag”). Despite a rapidly evolving and demanding upstream environment, our global team consistently delivered excellent outcomes for our customers by staying resilient and executing effectively. At the same time, we made significant progress toward our strategic goals. I am proud of how our teams navigated both opportunities and challenges with steadfast focus, professionalism, and commitment — qualities that continue to define H&P.
Strengthening Our Balance Sheet
A central priority this year has been strengthening our financial position. Through October, we repaid $210 million on our term loan, and we now expect to fully retire the remaining balance of the original $400 million ahead of schedule by the third fiscal quarter of 2026. This accelerated timeline reflects our disciplined approach to capital allocation and further enhances our financial flexibility — enabling continued investment in our people, technology, safety, and operational capabilities, while reinforcing our ability to deliver enhanced shareholder returns.
Operational Excellence and Record Performance in North America Solutions
North America Solutions (“NAS”) delivered exceptional performance, once again setting the standard for operational excellence and technological innovation in our industry. NAS achieved a significant profitability milestone this year, reflecting the strength of our differentiated drilling solutions and reinforcing our leadership position in the U.S. land market. Our teams continued to advance and deploy technologies that improve drilling efficiency, enhance wellbore quality and deliver more consistent outcomes for our customers. These results demonstrate the competitive advantages created by our integrated solutions, our digital technologies, and the commitment of our NAS workforce to continuous improvement.
Advancing Integration and Building Scale Internationally
We also made meaningful progress navigating a challenging international environment and accelerating the integration of KCA Deutag. The combination of our two organizations has strengthened our global operating model, improved alignment, and expanded our international scale. Today, H&P operates the largest active onshore drilling fleet in the world — a platform that enhances our long-term competitiveness.
While some markets remained soft at points during the year, we are encouraged by renewed momentum in Saudi Arabia, where we recently received notifications for several rigs to resume operations in early 2026. This development signals strong customer confidence and rising activity levels in one of the world’s most strategic drilling markets. We are also optimistic about the broader MENA region, where long-term growth opportunities continue to emerge.
Our Offshore Solutions business remained a bright spot, delivering steady results, strong customer relationships, and generating a resilient stream of recurring revenue that complements our broader portfolio.
Positioning H&P for the Future
Looking ahead, we remain focused on positioning H&P for long-term success. This year we elevated several key leaders across the organization, aligning our talent and global structure to support scale, operational excellence and a more integrated international business. We are also making progress in optimizing our business portfolio, exiting or consolidating certain operations while sharpening our focus on the markets and product lines that create the greatest value for shareholders. Our capital allocation philosophy remains unchanged: maintain a strong balance sheet, invest selectively and strategically in our business and enhance shareholder returns over time. We believe this disciplined approach, paired with our technological leadership and global footprint, positions us well for the future.
A Shared Commitment to Performance and Purpose
Throughout the year, our teams continued to operate with safety, integrity and a shared commitment to improving lives through efficient and responsible energy. Their efforts — whether on rigs, in field offices or within our corporate support functions — form the foundation of our performance and the momentum we carry into fiscal 2026.
As we look forward, we do so with confidence. We have the right strategy, the right capabilities and the right people to continue delivering value for our customers, our communities, and you, the shareholders.
Leadership Transition and Looking Ahead
As previously announced, at the conclusion of our Annual Meeting on March 4, 2026, I will retire as Chief Executive Officer, and Trey Adams will assume the role of President and CEO. I will continue to support the company as Senior Advisor through December 2026.
This transition reflects the strength of H&P’s leadership bench and the confidence that both the Board and I have in Trey. He has a deep understanding of this business and has advanced through the organization, led technology-integrated solutions for our customers, and earned the respect of teams across our global operations. He is ready to lead H&P forward.
It has been a privilege to serve this company and our shareholders. I am proud of the progress we have achieved together and confident in the strategy, leadership and people who will carry H&P into its next chapter.
Thank you for your continued trust in H&P.
Sincerely,
John W. Lindsay
Chief Executive Officer
January 22, 2026

Notice of Annual Meeting of Stockholders
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Wednesday, March 4, 2026 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2026	You may vote if you were a stockholder of record as of the close of business on January 5, 2026.
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Helmerich & Payne, Inc. (the “Company”) will be held for the following purposes:
Proposal
1	To elect as Directors the 10 nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2027			FOR each nominee
	• Raymond John “Trey” Adams III • Delaney Bellinger • Belgacem Chariag	• Kevin G. Cramton • Randy A. Foutch • Hans Helmerich • Elizabeth R. Killinger	• José R. Mas • Donald F. Robillard, Jr. • John D. Zeglis
2	To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2026			FOR
3	To cast an advisory vote to approve the compensation of our named executive officers disclosed in the attached proxy statement			FOR
4	To consider and vote to approve the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan			FOR
To consider and transact any other business which may come before the meeting or any adjournment thereof
The Annual Meeting will be virtual only and will be conducted via live webcast. Our virtual Annual Meeting has been designed to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting. You will be able to participate in the Annual Meeting online and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/HP2026. You will also be able to vote your shares electronically (other than shares held through our employee benefit plans which must be voted prior to the Annual Meeting). The proxy statement provides information on how to join the Annual Meeting online and about the business we plan to conduct.
Your vote is important! Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible so that we may be assured of a quorum to transact business. You may vote by using the Internet, telephone, or by completing, signing, dating, and returning the proxy mailed to those who receive a paper copy, or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2026 using your control number and casting your shares electronically on March 4, 2026. The Notice of Internet Availability of Proxy Materials and the proxy materials are first being made available to our stockholders on or about January 22, 2026.
We encourage you to review these proxy materials and vote your shares before the Annual Meeting.
By Order of the Board of Directors,

William H. Gault Corporate Secretary
Tulsa, Oklahoma January 22, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 4, 2026
The proxy statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Proxy Statement, including without limitation, statements regarding our future financial position, business strategy and plans, including stockholder return plans, and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “commit,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “goal,” “continue,” or the negative thereof or similar terminology. Forward-looking statements are based upon current plans, estimates, and expectations surrounding, among other things, rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities that are subject to risks, uncertainties, and assumptions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. For a more detailed discussion of important factors that could cause actual results to differ materially from our expectations or results discussed in the forward-looking statements, see the information discussed under the captions titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the SEC. Our forward-looking statements speak only as of the date of this Proxy Statement or as of the date they are made, and except as required by law, we undertake no obligation to update any of these forward-looking statements.
Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals and the inclusion of such statements is not an indication that these contents are necessarily material to the Company, its investors or other stakeholders or required to be disclosed in the Company’s filings with the SEC or under any other laws or requirements that may be applicable to the Company. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements regarding our goals are not guarantees or promises that they will be met.
Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are not incorporated by reference into this proxy statement.

222 N. Detroit Ave.
Tulsa, Oklahoma 74120
Proxy Statement
2026 Proxy Statement	1

Virtual Annual Meeting Information
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Tuesday, March 4, 2026 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2026	You may vote if you were a stockholder of record as of the close of business on January 5, 2026.
Items of Business and Voting Recommendations
Proposal				Board Voting Recommendation
1	The election of the 10 nominees as Directors:			FOR each nominee
	• Raymond John “Trey” Adams III • Delaney Bellinger • Belgacem Chariag	• Kevin G. Cramton • Randy A. Foutch • Hans Helmerich • Elizabeth R. Killinger	• José R. Mas • Donald F. Robillard, Jr. • John D. Zeglis
2	The ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2026			FOR
3	The advisory vote to approve the compensation of our named executive officers disclosed in this proxy statement			FOR
4	To consider and vote to approve the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan			FOR
We will also consider any other business that properly comes before the Annual Meeting.
Our Board of Directors recommends that you vote your shares FOR the 10 Director nominees identified under Proposal 1, and FOR Proposals 2, 3, and 4.
2	2026 Proxy Statement

Proxy Summary
2026 Proxy Statement	3

Helmerich & Payne Board of Directors Nominees
Director	Age	Director since	Independent	Current Committee Composition				Other Current Public Company Boards
				Audit	Human Resources	Nominating & Corporate Governance	Eastern Hemisphere Strategy
RAYMOND JOHN “TREY”ADAMS III* President, Helmerich & Payne, Inc.	40	N/A						None
DELANEY M. BELLINGER Retired Vice President and Chief Information Officer, Huntsman Corporation	67	July 2018		●		●		None
BELGACEM CHARIAG Former President, and Chief Executive Officer, Ecovyst, Inc.	63	August 2021			Chair	●	Chair	Harbour Energy PLC.
KEVIN G. CRAMTON Former Operating and Executive Partner, HCI Equity Partners	66	March 2017		●		●		None
RANDY A. FOUTCH Retired Chairman and Chief Executive Officer, Laredo Petroleum, Inc. Lead Independent Director	74	March 2007			●	Chair	●	None
HANS HELMERICH Chairman of the Board, Helmerich & Payne, Inc.	67	March 1987 Chairman since 2012					●	Coterra Energy Inc.
ELIZABETH R. KILLINGER Retired Executive Vice President, NRG Home, NRG Energy, Inc.	56	July 2023			●	●		None
JOSÉ R. MAS Chief Executive Officer, MasTec, Inc.	54	March 2017			●	●		MasTec, Inc.
DONALD F. ROBILLARD, JR. President, Robillard Consulting, LLC; Retired Director, Executive Vice President, Chief Financial Officer and Chief Risk Officer, Hunt Consolidated	74	June 2012		Chair		●	●	Cheniere Energy, Inc.
JOHN D. ZEGLIS Retired Chief Executive Officer and Chairman of the Board, AT&T Wireless Service, Inc.	78	March 1989		●		●		None
*
Mr. Adams will also serve as the Company’s Chief Executive Officer effective following the Annual Meeting.

4	2026 Proxy Statement

Director Nominee Skills and Experiences
The Board of Directors (the “Board of Directors” or the “Board”) values a diverse group of directors who possess the background, skills, and expertise and the highest level of personal and professional ethics, integrity, judgment, and values to represent the long-term interests of the Company and its stockholders. The table below summarizes some of the key skills and qualifications of each individual director. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board. Additional information about each director nominee is provided in the biographies below under “Corporate Governance — Director Nominees.” Also provided below are the individual gender and ethnic attributes of our Directors.
Director Skills and Experiences	Raymond John “Trey” Adams III	Delaney M. Bellinger	Belgacem Chariag	Kevin G. Cramton	Randy A. Foutch	Hans Helmerich	Elizabeth R. Killinger	José R. Mas	Donald F. Robillard, Jr.	John D. Zeglis	# of Directors
Accounting and finance	●	●		●	●		●	●	●	●	8
Corporate governance	●	●	●	●	●	●	●	●	●	●	10
Diverse industries		●	●	●	●	●	●	●	●	●	9
Engineering	●	●	●		●			●			5
Executive leadership	●	●	●	●	●	●	●	●	●	●	10
Global business	●	●	●	●	●	●		●	●	●	9
Health, Safety & Environmental	●	●	●	●		●	●	●		●	8
Information Technology	●	●		●	●		●				5
Investment, private equity and capital markets				●	●	●		●	●		5
Legal										●	1
Oil and gas industry	●	●	●		●	●			●		6
Public company board experience			●	●	●	●		●	●	●	7
Risk management	●	●	●	●	●	●	●	●	●	●	10
Strategic planning	●	●	●	●	●	●	●	●	●	●	10
Board Self-Identification*
Gender	M	F	M	M	M	M	F	M	M	M
Race/Ethnicity	W	W	MENA	W	W	W	W	H	W	W
* Key: F- Female; M- Male; H - Hispanic; MENA - Middle East/North-Africa; W - White
2026 Proxy Statement	5

Corporate Governance Best Practices
H&P’s Board oversees the CEO and other senior management in the competent and ethical operation of H&P and assures that the long term interests of stockholders are being served.
Board Composition and Independence	Board and Committee Practices	Stockholder Rights

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100% independent Audit, Human Resources, and Nominating and Corporate Governance committees

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8 of our 10 director nominees are independent

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Separation of Chair and CEO roles

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Strong independent Lead Director, elected by independent directors

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Regular executive sessions provided for Board members

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Significant interaction with senior management

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Director orientation and continuing education

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97% attendance at Board and committee meetings in fiscal 2025

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Seeks to include candidates with diverse occupational and personal backgrounds, experience, expertise, perspective, and age in the search for new director candidates, with the ultimate selection of nominees based on merit

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Active Board oversight of strategy, risk management, and sustainability program

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Stock ownership guidelines

• Single class of stock with equal voting rights • Annual elections for directors • Majority voting standard for uncontested director elections • Proxy access for stockholders
Sustainability and Human Capital Management
As a 100+ year old company Helmerich & Payne believes in the importance of sustainability. Making prudent financial decisions and investments, endeavoring to operate in a safe and environmentally responsible manner, striving to minimize any potentially negative environmental impacts, reducing emissions and waste are products of our value — “Do the Right Thing.” Our focus on technology, people, community, efficiency, and innovation all promote our ability to be a sustainable company. The Board has direct oversight over our sustainability strategy, policies, and performance and receives a report on these matters at each regularly scheduled Board meeting. The Board also receives information on our sustainability reporting systems and engagements with stockholders on sustainability matters. We believe having the full Board oversee these matters enhances our sustainability efforts, which is an important part of our overall strategy. The Audit Committee receives reports on disclosure controls and procedures over sustainability reporting data and disclosures, and the Human Resources Committee reviews risks, strategies, and policies related to human capital management.
We issue annual Sustainability Reports which discuss our sustainability efforts and performance. The Sustainability Reports are guided by recommendations provided by leading sustainability reporting frameworks, including the International Financial Reporting Standards’ (“IFRS”), Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-related Financial Disclosures (“TCFD”), and the Global Reporting Initiative (“GRI”). More information about sustainability efforts can be found on our sustainability website at www.hpinc.com/sustainability and in our Sustainability Reports.
6	2026 Proxy Statement

Executive Compensation
Sound Design
Our executive compensation program is designed to:
•
align the interests of our leaders with those of our stockholders

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attract, retain, and motivate strong leadership

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link pay with performance and execution of strategy

Pay for Performance
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significant portion of target compensation is performance-based and at risk

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short-term cash incentive compensation is tied to exacting financial objectives with payouts that vary based on our performance

•
performance-based equity awards that comprise 50% of target annual equity award opportunities

Fiscal 2025 Business Highlights
In fiscal 2025, our management team orchestrated organizational dexterity to deliver results that outperformed the level of rig activity during the period.
Completed the acquisition of KCA Deutag on January 16, 2025 (the “Acquisition”) which positioned the Company as the largest active land driller globally.
Delivered industry-leading margin performance in NAS with direct margins(1) exceeding $1 billion and margin per day of $19,424.
Advanced digital adoption drove a 20% increase in usage of applications, enhancing NAS value creation.
NAS operational gains included 5% growth in both average lateral lengths and drilled footage per day.
Active across the Gulf of America, Caspian Sea, Norway & UK North Sea, Africa, and Canada, with ~30% share of global platform operations and maintenance.
Generated $543 million in operating cash flow, funding $100 million in base dividends and supporting debt reduction.
Repaid $210 million of the $400 million term loan as of October 2025, ahead of expectations; full repayment now anticipated by the third quarter of fiscal 2026.
(1)
Direct margin is a non-GAAP measure. Please refer to the discussion of non-GAAP financial measures and reconciliations to GAAP measures beginning on page 56 of our Annual Report on Form 10-K filed with the SEC on November 21, 2025 (the “2025 Form 10-K”).

2026 Proxy Statement	7

Corporate Governance
This section describes the role and
structure of H&P’s Board and our
corporate governance framework.
8	2026 Proxy Statement

Corporate Governance
The Board has adopted Corporate Governance Guidelines to address significant corporate governance issues. Our Corporate Governance Guidelines, as well as our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Amended and Restated By-laws (the “By-laws”), certain Board committee charters, our Code of Business Conduct and Ethics (which is applicable to our Directors, officers, and employees), our Code of Ethics for Principal Executive Officer and Senior Financial Officers, and our Related Person Transaction Policies and Procedures, are available on our website, ir.hpinc.com/investors/corporate-governance/corporate-governance-information.
The information on our website is not incorporated by reference in this proxy statement. A printed copy of the above-mentioned documents will be provided without charge upon written request to our Corporate Secretary.
Our Corporate Governance Guidelines provide a framework for our corporate governance initiatives and cover topics such as director independence and selection and nomination of director candidates, communication with the Board, Board committee matters, and other areas of importance. Certain highlights from our Corporate Governance Guidelines, as well as other corporate governance matters, are discussed below.
Board Committees
The Board is responsible for overseeing the Company’s business and affairs, providing guidance and insight to the Company’s management, and effectively stewarding the long-term interests of the Company and its stockholders. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. The Chairman of the Board, the Lead Director, and the committee chairs set Board and committee agendas in advance of every meeting so that appropriate, relevant subjects, are covered with time for meaningful discussion. Directors receive comprehensive materials in advance of Board and committee meetings and are expected to review these materials before each meeting. The standing committees of the Board are the Audit Committee, the Human Resources Committee, the Nominating and Corporate Governance Committee, and the Eastern Hemisphere Strategy Committee. Below is an overview of the members of each of the committees and the primary duties of each of the committees as of the date of this proxy statement.
2026 Proxy Statement	9

AUDIT COMMITTEE
Members: Donald F. Robillard, Jr. (Chair); Delaney M. Bellinger; Kevin G. Cramton; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
assist the Board in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company

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monitor the qualifications, independence, and performance of our independent registered public accounting firm

AUDIT COMMITTEE REPORT AND CHARTER
•
The Audit Committee Report is provided below under “Proposal 2 — Ratification of Appointment of Independent Auditors”

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The Board has adopted a written charter for the Audit Committee, which is available on our website at
ir.hpinc.com/investors/corporate-governance/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
The Board has determined Messrs. Cramton and Robillard are “audit committee financial experts” as defined by the Securities and Exchange Commission (“SEC”)

•
The Board has also determined that all Audit Committee members are “financially literate” as contemplated by the rules of the New York Stock Exchange (“NYSE”)

•
All members of the Audit Committee are independent

HUMAN RESOURCES COMMITTEE
Members: Belgacem Chariag (Chair); Randy A. Foutch; Elizabeth R. Killinger; José R. Mas

PRIMARY RESPONSIBILITIES
•
evaluate the performance of our executive officers

•
review and make decisions regarding compensation of our executive officers

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make recommendations regarding compensation of non-employee members of our Board

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review and make recommendations or decisions regarding incentive compensation and equity-based compensation

COMPENSATION COMMITTEE REPORT AND HUMAN RESOURCES COMMITTEE CHARTER
•
The Compensation Committee Report is provided below under “Compensation Committee Report”

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The Board has adopted a written charter for the Human Resources Committee, which is available on our website at ir.hpinc.com/investors/corporate-governance/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
All members of the Human Resources Committee are independent

10	2026 Proxy Statement

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members: Randy A. Foutch (Chair); Delaney M. Bellinger; Belgacem Chariag; Kevin G. Cramton; Elizabeth R. Killinger; José R. Mas; Donald F. Robillard, Jr.; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
identify and recommend to the Board the selection of director nominees for each Annual Meeting of Stockholders or for any vacancies on the Board

•
make recommendations to the Board regarding the adoption or amendment of corporate governance principles applicable to the Company

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assist the Board in developing and evaluating potential candidates for executive positions and generally overseeing management succession planning

NOMINATING AND CORPORATE GOVERNANCE CHARTER
•
The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at ir.hpinc.com/investors/corporate-governance/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE.
•
All members of the Nominating and Corporate Governance Committee are independent

EASTERN HEMISPHERE STRATEGY COMMITTEE
Members: Belgacem Chariag (Chair); Randy A. Foutch; Hans Helmerich; John W. Lindsay; Donald F. Robillard, Jr.

PRIMARY RESPONSIBILITIES
•
oversee management in developing Eastern Hemisphere strategic business goals

•
oversee management’s assessment of strategic risks related to the Company’s current business and potential business opportunities in the Eastern Hemisphere

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assist the Board in assessing the Company’s performance with respect to Eastern Hemisphere business strategy and execution

EASTERN HEMISPHERE STRATEGY COMMITTEE CHARTER
•
The Board has adopted a written charter for the Eastern Hemisphere Strategy Committee

2026 Proxy Statement	11

Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board must meet the requirements for being an independent director under the listing standards of the NYSE and applicable law, including the requirement that the Board affirmatively determine that the Director has no material relationship with us. To guide its determination of whether a Director is independent, the Board has adopted the following categorical standards:
A Director will not be independent if:
•
the Director is, or has been, within the last three years, a Company employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
the Director has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than Director and committee fees and pension and other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
the Director is a current partner or employee of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current partner of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current employee of a firm that is our internal or external auditor and who personally works on the Company’s audit;

•
the Director or an immediate family member was within the last three years a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time;

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the Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence:
•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an affiliate or executive officer of another company (including banks or financial institutions) to which we were indebted, or to which such other company was indebted to us, during the last or current fiscal year and the total amount of indebtedness did not exceed two percent of the total consolidated assets of the indebted entity at the end of such fiscal year;

•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an executive officer, director, or trustee of a charitable organization where our annual discretionary charitable contributions to the charitable organization, in the last or current fiscal year, did not exceed the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues;

•
the Director (or an immediate family member of a Director) is a member of, employed by, or of counsel to a law firm or investment banking firm that performs services for us, provided the payments made by us to the firm during a fiscal year do not exceed two percent of the firm’s gross revenues for the fiscal year, and the Director’s relationship with the firm is such that his or her compensation is not linked directly or indirectly to the amount of payments the firm receives from us; or

•
a relationship arising solely from a Director’s position as a director of another company that engages in a transaction with us will not be deemed a material relationship or transaction that would cause a Director to not be independent.

12	2026 Proxy Statement

A Director who is a member of our Audit Committee will not be independent if such Director: (i) other than in his or her capacity as a member of the Board, the Audit Committee, or any other Board committee, accepts directly or indirectly any consulting, advisory, or other compensatory fee from us or any subsidiary (except for retirement benefits to the extent permitted by applicable rules of the SEC); or (ii) is an affiliated person (as defined by the SEC) of us or any subsidiary. Similarly, in affirmatively determining the independence of any Director who will serve on the Human Resources Committee, the Board considers all factors specifically relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of a Human Resources Committee member, including, but not limited to: (i) the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by the Company to such Director; and (ii) whether such Director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company. For relationships that do not fall within the categories delineated above, the other Board will determine whether a relationship is material and, therefore, whether such Director would be independent.
After applying the standards set forth above in our Corporate Governance Guidelines, the Board determined that Mses. Bellinger and Killinger and Messrs. Chariag, Cramton, Foutch, Mas, Robillard, and Zeglis, our current, non-employee Directors, had no material relationship with the Company and that each is independent under our categorical standards and the requirements of the NYSE and applicable law, including, with respect to members of the Audit and Human Resources Committees, those applicable to such committee service. The Board also determined that Thomas A. Petrie was independent under our categorical standards and the requirements of the NYSE and applicable law during time he served as director.
Board Leadership Structure
We believe that the most effective board structure is one that emphasizes board independence and ensures that the Board’s deliberations are not dominated by management. With the exception of Messrs. Adams and Helmerich, our Director nominees are all independent. Our Nominating and Corporate Governance Committee (“NCG Committee”), which is composed of our independent Directors only, regularly reviews the Board’s leadership structure to assist the Board in fulfilling its responsibility to provide independent oversight and management for the Company.
Our Corporate Governance Guidelines provide that if the Chairman of the Board (the “Chairman”) is not an independent director, then the independent directors will annually elect an independent director to serve as lead director (the “Lead Director”). The independent Directors designated Mr. Foutch to serve in the role of Lead Director in 2025. The independent directors believe that Mr. Foutch is well suited to serve as Lead Director given his significant managerial, operational and industry experience, as well as his experience in corporate governance. As a result of his broad-based and relevant background, as well as his deep knowledge of our business, the independent Directors believe Mr. Foutch is well-positioned as Lead Director to provide constructive, independent and informed guidance and oversight to management. As Lead Director, Mr. Foutch coordinates the activities of the other Independent Directors, presides at meetings of the Board at which the Chairman is not present, including executive sessions of independent Directors, may represent the Board in communications with stockholders and other stakeholders, may provide input on the design of the Board itself, and has the authority to call executive session of independent Directors. During fiscal 2025, our independent Directors met in executive session without management at each of the four regularly scheduled Board meetings. Mr. Foutch was presiding Director for all executive sessions. The Lead Director also performs other duties and responsibilities as determined from time to time by the Board.
The Company’s By-laws provide that, in general, any two or more offices may be held by the same person, including the offices of Chairman and Chief Executive Officer (“CEO”). Additionally, the office of Chairman may be held by an individual who is not an independent director. Currently, Mr. Hans Helmerich is the Chairman, and Mr. John W. Lindsay is the CEO, and Mr. Raymond John “Trey” Adams III will succeed Mr. Lindsay as CEO following the Annual Meeting. The Board believes that this flexibility in the allocation of the responsibilities of these two roles is beneficial and enables the Board to adapt the leadership function to changing circumstances.
Mr. Helmerich has served as a Director since 1987 and became the Chairman in 2012. He served as the Company’s CEO from 1989 until his retirement in 2014. He also was the Company’s President from 1987 to 2012. Mr. Helmerich, who has nearly 25 years of successful experience as CEO and possesses in-depth knowledge of the Company,
2026 Proxy Statement	13

its operations, and the evolving drilling and energy industry, has been responsible for providing guidance and leadership to the Board. Mr. Adams was promoted to President in 2025 and will succeed Mr. Lindsay as CEO following the Annual Meeting in March 2026. Since joining the Company in 2008, Mr. Adams has served in various management positions. Mr. Adams brings to the Board and the Company significant leadership, knowledge, and experience in the contract drilling industry.
At this time, the Board believes that the interests of all stockholders are best served by the leadership model described above. The Board believes the combined experience and knowledge of Messrs. Foutch, Helmerich, and Adams in their respective roles as Lead Director, Chairman, and CEO will provide the Board and the Company with both strong, independent guidance, and continuity of leadership that will promote the Company’s continued success. We believe that the Board’s current leadership, committee structure, and strong governance practices help the Board oversee the Company’s risks, create a productive relationship between the Board and management, and promote strong independent oversight that benefits our stockholders.
Board Meeting Attendance
There were eight meetings of the Board held during fiscal 2025, four of which were regularly scheduled. We require each Director to make a diligent effort to attend all Board and committee meetings as well as the Annual Meeting of Stockholders. nine of our then-sitting Directors attended the 2025 Annual Meeting of Stockholders. During fiscal 2025, no incumbent Director attended fewer than 85% of the aggregate of the total number of meetings of the Board and its committees of which he or she was a member.
Director Identification, Evaluation, and Nomination
General Principles and Procedures
We believe that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body while giving us the benefit of familiarity and insight into our affairs that our Directors have accumulated during their tenure. Accordingly, the process for identifying nominees reflects our practice of re-nominating incumbent Directors who continue to satisfy the NCG Committee’s criteria for membership on the Board and the eligibility requirements of our By-laws, whom the NCG Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board.
In general, and as more fully outlined in the Corporate Governance Guidelines, in considering candidates for election at an Annual Meeting of Stockholders, the NCG Committee will:
•
consider if the Director continues to satisfy the minimum qualifications for director candidates as set forth in the Corporate Governance Guidelines;

•
assess the Director’s continuing ability to devote adequate time to the Board and its committees;

•
assess the performance of the Director during the preceding term; and

•
determine whether there exists any special, countervailing considerations against re-nomination of the Director.

If the NCG Committee determines that (i) an incumbent Director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as Director during the preceding term, and (ii) there exists no reason, including considerations relating to the composition and functional needs of the Board as a whole, why in the NCG Committee’s view the incumbent Director should not be re-nominated, then the NCG Committee will, absent special circumstances, propose the incumbent Director for re-election.
The NCG Committee will identify and evaluate new candidates for election to the Board where it identifies a need to do so, including for the purpose of filling vacancies or a decision of the Directors to expand the size of the Board. The NCG Committee will solicit recommendations for nominees from persons that the NCG Committee believes are likely to be familiar with qualified candidates. The NCG Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. The Committee seeks to include candidates with diverse
14	2026 Proxy Statement

occupational and personal backgrounds, experience, expertise, perspective, and age in the search for new director candidates, with the ultimate selection of nominees based on merit.
As to each recommended candidate that the NCG Committee believes merits consideration, the NCG Committee will:
•
cause to be assembled information concerning the background and qualifications of the candidate;

•
determine if the candidate satisfies the minimum qualifications required by our Corporate Governance Guidelines and the eligibility requirements of our By-laws;

•
determine if the candidate possesses any of the specific qualities or skills that the NCG Committee believes must be possessed by one or more members of the Board;

•
consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•
consider the extent to which the membership of the candidate on the Board will promote diversity among the Directors, with ultimate selection of any nominee based on merit.

Based on all available information and relevant considerations, the NCG Committee will select and recommend to the Board a candidate who, in the view of the NCG Committee, is most suited for membership on the Board. Retaining a diverse Board remains an important consideration as the NCG Committee considers future appointments.
Stockholder Recommendations
The NCG Committee considers recommendations for Director candidates submitted by holders of our shares entitled to vote generally in the election of Directors. Candidates for Director who are properly recommended by our stockholders will be evaluated in the same manner as any other candidate for Director. In addition, the NCG Committee may consider the number of shares held by the recommending stockholder and the length of time such shares have been held.
For each Annual Meeting of Stockholders, the NCG Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The NCG Committee will only consider recommendations of nominees for Director who satisfy the minimum qualifications prescribed by our Corporate Governance Guidelines and the eligibility requirements of our By-laws. For a stockholder recommended candidate to be considered by the NCG Committee, the stockholder recommendation must be submitted in writing before our fiscal year-end to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 222 North Detroit Ave. Tulsa, Oklahoma 74120
and must include the reasons for the recommendation, a description of the candidate’s qualifications and the candidate’s written consent to being considered as a Director nominee, together with a statement of the number of shares of our stock beneficially owned by the stockholder making the recommendation and by any other supporting stockholders (and their respective affiliates). The NCG Committee may require the stockholder submitting the recommendation or the recommended candidate to furnish such other information as the NCG Committee may reasonably request.
Stockholder Nominations
Our By-laws provide that stockholders meeting certain requirements may nominate persons for election to the Board of Directors if such stockholders comply with the procedures set forth in our By-laws.
For more information on stockholder nominations, see “Additional Information — Stockholder Proposals and Nominations.”

2026 Proxy Statement	15

Director Qualification Standards
All persons nominated to serve as one of our Directors should possess the following minimum qualifications more fully discussed in our Corporate Governance Guidelines. Specifically, all candidates:
•
must be individuals of personal integrity and ethical character;

•
should be free of conflicts of interest that would materially impair his or her judgment;

•
must be able to represent fairly and equally all of our stockholders;

•
must have demonstrated achievement in business, professionally, or the like;

•
must have sound judgment;

•
must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to ours;

•
must have, and be prepared to devote, adequate time to the Board and its committees; and

•
must not conflict with any term or age limits for Directors.

The NCG Committee will also oversee nominations such that:
at least a majority of the Directors serving at any time on the Board are independent, as defined under the rules of the NYSE and applicable law;
all Audit Committee members are independent and satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NYSE; and
at least some of the independent Directors have experience as senior executives of a public or substantial private company.
Our Corporate Governance Guidelines also provide, in lieu of a formal diversity policy, that as part of the nomination process, the NCG Committee will seek to include candidates with diverse occupational and personal backgrounds, experience, perspective, and age in the search for new director candidates, with the ultimate selection of nominees based on merit. With respect to diversity, we place particular emphasis on identifying candidates whose experiences and talents complement and augment those of other Board members with respect to matters of importance to the Company. We attempt to balance the composition of the Board to promote comprehensive consideration of issues. Our current Board composition achieves this through widely varying levels and types of business and industry experience among current Board members. We monitor the composition and functioning of our Board and committees through both an annual review of our Corporate Governance Guidelines and a self-evaluation process undertaken each year by our Directors.
The foregoing qualification attributes are only threshold criteria, however, and the NCG Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances.
Consideration of Outside Commitments
Our Corporate Governance Guidelines provide that Directors must have, and be prepared to devote, adequate time to the Board and its committees and that each Director is expected to make a diligent effort to attend all meetings of the Board and any committees on which he or she serves, as well as the Annual Meeting of Stockholders. To help the Board monitor compliance with the above, the Corporate Governance Guidelines provide that Directors should advise the Chairperson of the Board and the Chairperson of the NCG Committee in advance of accepting an invitation to serve on another public company board. Directors may not serve on the boards of more than four public companies, including the Company’s Board. However, Directors who are executive officers of public companies may not serve on the boards of more than one other public company, in addition to the Company’s Board. In considering whether to nominate the Director nominees for election at the Annual Meeting, the NCG Committee and the Board
16	2026 Proxy Statement

took into account each Director’s public company leadership positions and other outside commitments and determined that all of the Director nominees have adequate time to devote to the Board and its committees. As part of this review, the NCG Committee and the Board considered that currently no Director serves on more than one other public company board. Our NCG Committee reviews this policy as part of its annual review of our Corporate Governance Guidelines. We also review the overboarding policies of our institutional investors on an ongoing basis.
Annual Performance Evaluation
The Board and each of its committees conducts an annual self-evaluation and the Nominating and Corporate Governance Committee conducts an annual evaluation of the Board as whole, which is discussed with the full Board. The assessment focuses on the Board’s composition, processes, performance, and committee structure, and areas in which the Board, its committees, or management can improve.
Director Orientation and Continuing Education
Each new Director participates in the Company’s orientation program, which includes familiarizing new Directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Ethics, its principal officers, and its internal and independent auditors. Additionally, the Board has a continuing education policy which encourages Directors to periodically attend third-party facilitated education programs, including, but not limited to, those relating to corporate governance and the Director’s specific responsibilities on the Board. Directors are also expected to maintain professional credentials and memberships which relate to their specific responsibilities on the Board.
2026 Proxy Statement	17

Directors
This section describes the experience
and qualifications of Director nominees and how our Board members are compensated.
18	2026 Proxy Statement

Director Nominees
The information that follows, including principal occupation or employment for the past five or more years and summary of each individual’s experience, qualifications, attributes, or skills that have led to the conclusion that each individual should serve as a Director in light of our current business and structure, is furnished with respect to each nominee. See also “Proxy Summary — Helmerich & Payne’s Board of Directors — Director Skills and Experiences,” which summarizes some of the skills and qualifications of each individual director. John W. Lindsay is not standing for re-election at the 2026 Annual Meeting and will also retire from his position as Chief Executive Officer following the 2026 Annual Meeting. Mr. Lindsay successfully guided the company through challenging cycles and major transitions. His integrity and steady leadership strengthened H&P and helped shape the culture that defines us today. The Company is grateful for his service and the lasting impact he has made.
Raymond John (“Trey”) Adams III
Age: 40	CEO Since: N/A Director Since: N/A	Committees: None
Career Highlights
Mr. Adams has served as the Company’s President since October 2025. Prior to such position he served in various roles at the Company since joining in 2008, including serving as Senior Vice President, Global Commercial, Sales, & Marketing from January 2025 to October 2025, Senior Vice President of Digital Operations, Sales, & Marketing from December 2020 to January 2025, and Vice President of Digital Operations, and Sales, & Marketing of Helmerich & Payne Technologies, LLC, from September 2020 to December 2020.
Other Public Company Boards (within the past five years):
• None
Key Qualifications and Expertise
Mr. Adams brings to the Board executive leadership, strategic planning, information technology, risk management, and environmental, health and safety experience, as well as deep knowledge and experience in engineering and the oil and gas industry through his 17-year career and leadership positions with the Company. He also provides management a representative on the Board with extensive knowledge of the Company’s global operations as the Board oversees management’s strategy, planning and performance.
2026 Proxy Statement	19

Delaney M. Bellinger
Age: 67	Director Since: 2018	Committees: Audit Nominating and Corporate Governance
Career Highlights
Ms. Bellinger served as the Vice President and Chief Information Officer for Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, from 2016 to 2018. Prior to her role at Huntsman, she was the Chief Information Officer for EP Energy Corp., an exploration and production company, from 2012 to 2015. Before joining EP Energy, she was the Chief Information Officer for YUM! Brands, Inc., a multinational restaurant company, from 2000 to 2010.
Other Public Company Boards (within the past five years):
• None
Key Qualifications and Expertise
Ms. Bellinger brings to the Board executive leadership, information technology, complex global business operations, and oil and gas industry experience through her service as chief information officer of large multinational companies and a company in the oil and gas industry.
20	2026 Proxy Statement

Belgacem Chariag
Age: 63	Director Since: 2021	Committees: Human Resources (C) Eastern Hemisphere Strategy (C) Nominating and Corporate Governance
Career Highlights
Mr. Chariag served as President and Chief Executive Officer of Ecovyst, Inc. (formerly PQ Group Holdings), a global provider of specialty catalysts, materials, chemicals, and services, from August 2018 to April 2022 and as Chairman of the Board of Ecovyst from December 2019 to April 2022. He also served as a director and Chairman of the Board of Ecovyst’s, Zeolyst International, a joint venture of Ecovyst and Shell Catalyst & Technologies that produces zeolite powders, catalysts, and absorbents, from 2018 to April 2022. Mr. Chariag served as Chief Global Operations Officer for Baker Hughes Company, a worldwide energy technology company, from July 2017 to January 2018, as President Global Operations from May 2016 to June 2017, Chief Integration Officer from December 2014 to April 2016, President Global Products and Services from October 2013 to December 2014, and President Eastern Hemisphere from May 2009 to September 2013. Prior to joining Baker Hughes, Mr. Chariag held a variety of leadership and management roles for Schlumberger Limited, a global oilfield services company, including serving as Vice President of Health, Safety, Environment, and Security.
Mr. Chariag is the co-founder and serves on the board of Tunisian Talents United, a non-profit organization that identifies, attracts, develops and mentors Tunisia’s greatest young talents and potential future leaders.
Other Public Company Boards (within past five years) • Harbour Energy, Plc. (2023 – present) • Ecovyst, Inc. (2019 – 2022)
Key Qualifications and Expertise
Mr. Chariag brings to the Board executive leadership, strategic planning, and global business operations experience through his service as a chairman and chief executive officer of an international public company and his tenure as an executive at other global companies. He also brings a deep knowledge of health, safety, and environmental matters through his leadership position in that area at a large global oilfield services company.
2026 Proxy Statement	21

Kevin G. Cramton
Age: 66	Director Since: 2017	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Cramton served as an operating and executive partner at HCI Equity Partners, a private equity firm, from 2016 to 2025 and served on a portfolio company Board of Directors. He presently serves as a director of ERShares, a global asset manager with over 20 years’ experience investing in global entrepreneurial public and private companies. Mr. Cramton served from 2019 to 2023 as Chairman of the Board and Chief Executive Officer of Tribar Technologies, Inc., a designer and manufacturer of automotive trim components. He previously served as Executive Chairman of the Board of Atlantix Global Systems, an information technology decommissioning and services company, from 2016 to 2017. Mr. Cramton served from 2012 to 2015 as the Chief Executive Officer of Cardone Industries, a re-manufacturer of automotive aftermarket components. He served as Chief Executive Officer of Revstone Industries, LLC, a designer and manufacturer of automotive components from 2011 to 2012, and as Managing Director of RHJ International (Ripplewood Holdings), a publicly traded, investment holding company, from 2007 to 2011. Prior to joining RHJ International, Mr. Cramton held various roles of increasing responsibility at Ford Motor Company, including Director, Corporate Business Development, with responsibilities for Ford’s merger and acquisition activity.
Other Public Company Boards (within past 5 years)
• Apeiron Capital Investment Corp. (2021 – 2023)
Key Qualifications and Expertise
Mr. Cramton brings to the Board executive leadership, risk management, accounting and finance, and private equity and capital markets experience as well as diverse industries perspective through his service as a chief executive officer of companies engaged in the design and manufacture of automotive components and his service as an executive of investment and private equity firms.
22	2026 Proxy Statement

Randy A. Foutch
Age: 74	Director Since: 2007	Committees: Human Resources Eastern Hemisphere Strategy Nominating and Corporate Governance (C)
Career Highlights
In 2006, Mr. Foutch founded Laredo Petroleum, Inc. (now known as Vital Energy, Inc.), a publicly traded, Permian basin focused oil and natural gas exploration and production company, where he served as Chief Executive Officer from 2006 to 2019 and as a Director and Chairman of the Board until 2020. He also founded and served as Chairman and in executive roles with the oil and natural gas exploration companies Colt Resources Corp., Latigo Petroleum, Inc., and Lariat Petroleum, Inc. prior to their sales. Mr. Foutch served as a Director of Bill Barrett Corporation, a publicly traded oil and natural gas exploration company, from 2006 to 2011, MacroSolve, Inc., a provider of mobile data and video business solutions, from 2006 to 2008, Cheniere Energy, Inc., a producer and exporter of liquified natural gas in the United States, from 2013 to 2015, Galileo Holdco 1 Limited from July 2022 to August 2024, and Citizen Energy, a private oil and natural gas company from 2022 to October 2024. Mr. Foutch is a member of the advisory board of Pattern Computer, LLC, a developer of machine learning and artificial intelligence engines for complex data analytics applications. Mr. Foutch serves as a Director at CapturePoint LLC, a private company that provides a full range of carbon management services, including capture, transport, utilization, and storage. Mr. Foutch currently provides strategic consulting services to one of the largest family offices in the United States and previously provided consulting services to Warburg Pincus, a large global private equity firm. Mr. Foutch is an active member of the National Association of Corporate Directors and is Directorship Certified®.
Mr. Foutch is a member of the National Petroleum Council, a federally chartered committee that advises the Secretary of Energy with respect to oil and natural gas matters. He also serves on the MD Anderson Cancer Center Board of Visitors and the board of the National Museum of Wildlife Art. Mr. Foutch twice received the EY Entrepreneur of the Year Award and the American Association of Petroleum Public Service Award.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Mr. Foutch brings to the Board executive leadership, private equity and capital markets, risk management, and strategic planning experience, as well as deep insights into the oil and natural gas industry, as a founder, executive officer, and director of large energy companies.
2026 Proxy Statement	23

Hans Helmerich
Age: 67	Director Since: 1987 Chairman Since: 2012	Committees: Eastern Hemisphere Strategy
Career Highlights
Mr. Helmerich has been a Director of the Company since 1987 and Chairman of the Board since 2012. He served as Chief Executive Officer of the Company from 1989 to 2014 and President from 1987 to 2012. Mr. Helmerich also served as a Director of Northwestern Mutual Life Insurance Company, a financial planning, life insurance, investment services company, from 2006 to 2020.
In 2023, Mr. Helmerich was inducted into the Hart Energy Hall of Fame.
Other Public Company Boards (within past five years)
• Coterra Energy, Inc. (2021 – present)
• Cimarex Energy Co. (2002 – 2021)
Key Qualifications and Expertise
Mr. Helmerich brings to the Board executive leadership, risk management, diverse industries, and global business experience as well as deep oil and gas industry experience through his 25 years as the Company’s Chief Executive Officer and his service on other boards. He also brings proven strategic planning experience, demonstrated by the Company’s innovation, significant growth, and positive performance under his leadership.
24	2026 Proxy Statement

Elizabeth R. Killinger
Age: 56	Director Since: 2023	Committees: Human Resources Nominating and Corporate Governance
Career Highlights
Ms. Killinger served as Executive Vice President, NRG Home, of NRG Energy, Inc. from 2016 to January 2025. She was responsible for directing all aspects of NRG’s $10 billion Home division, the largest competitive energy provider in North America which provides residential power and gas services to millions of customers through multiple brands and channels in the United States and Canada. Ms. Killinger has over 35 years of domestic and international experience in the energy and services industries, including 25 years with NRG and its predecessors. Prior to joining NRG, Ms. Killinger spent a decade providing strategy, management and systems consulting to energy, oilfield services, and retail distribution companies across the United States and Europe.
Ms. Killinger serves as Chair of the Finance Committee for the Board of Directors for Hope Media Group. She is Secretary of the Texas Economic Development Corporation Board of Directors, and she chairs the Marketing & Branding Committee of the Energy Advisory Board at the University of Houston. She also served on the Board of Directors and Advisory Board of Texas Dow Employee Credit Union, where she chaired the Human Resources and Compensation Committee and served on the Audit, Governance and Nominating, and Strategy Committees during her six years of service.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Ms. Killinger brings to the Board executive leadership, risk management, information technology, and strategic planning knowledge and experience, and diverse industries perspective as an executive of a large residential power, gas and home services company and through her tenure providing management and systems consulting services to the energy, oilfield services, and retail distribution industries. She also brings extensive knowledge of health, safety, and environmental matters from the product manufacturing, installation, and maintenance activities of the residential energy businesses she led.
2026 Proxy Statement	25

José R. Mas
Age: 54	Director Since: 2017	Committees: Human Resources Nominating and Corporate Governance
Career Highlights
Mr. Mas has served as the Chief Executive Officer of MasTec, Inc., a large public infrastructure services provider operating primarily throughout North America across a range of industries, since 2007, and as a member of its Board of Directors since 2001. He served as MasTec’s President from 2007 to 2010, Vice Chairman of the Board of Directors and Executive Vice President — Business Development from 2001 to 2007, and led MasTec’s Communications Service Operation from 1999 to 2001. Mr. Mas joined MasTec, Inc. in 1992.
Mr. Mas received the EY National Entrepreneur of the Year award in 2011 and 2012.
Other Public Company Boards (within past five years)
• MasTec, Inc. (2001 – present)
Key Qualifications and Expertise
Mr. Mas brings to the Board executive leadership, diverse industries, private equity and capital markets, risk management, and strategic planning experience through his service as a chairman and chief executive officer of a large public company.
26	2026 Proxy Statement

Donald F. Robillard, Jr.
Age: 74	Director Since: 2012	Committees: Audit (C) Eastern Hemisphere Strategy Nominating and Corporate Governance
Career Highlights
Mr. Robillard served as a Director and the Executive Vice President, Chief Financial Officer, and Chief Risk Officer of Hunt Consolidated, Inc. (“Hunt Consolidated”), a private international holding company with interests in oil and gas exploration and production, refining, real estate development, private equity investments, and ranching, from 2015 to 2017. He returned to the Board of Directors of Hunt Consolidated in 2024, after serving as a Director of RRH Corporation, the holding company for all Hunt Consolidated subsidiaries, between 2020 and 2024. Mr. Robillard joined Hunt Consolidated in 1983, serving in domestic and international accounting positions of increasing responsibility, and was elected Senior Vice President and Chief Financial Officer in 2007. He also served as Chief Executive Officer and Chairman of ES Xplore, LLC, a direct hydrocarbon indicator company and subsidiary of Hunt Consolidated, from 2016 to 2017. Mr. Robillard served as an independent director of Galileo Holdco 1 Limited from 2020 to August 2024. Mr. Robillard formed Robillard Consulting, LLC, an oil and gas advisory firm, in 2018.
Mr. Robillard is a Certified Public Accountant and a member of Financial Executives International. He also serves on the Advisory Board of The Institute for Excellence in Corporate Governance at the University of Texas at Dallas. Mr. Robillard is also an active member of the National Association of Corporate Directors and is Directorship Certified®.
Other Public Company Boards (within past five years)
• Cheniere Energy, Inc. (2014 – present)
Key Qualifications and Expertise
Mr. Robillard brings to the Board executive leadership, global business, private equity and capital markets, risk management, oil and gas industry, and strategic planning experience, as well as extensive experience in finance and accounting through his service as a chief financial and risk officer of a large private company in the energy sector and his service on the board of directors of a large public energy company.
2026 Proxy Statement	27

John D. Zeglis
Age: 78	Director Since: 1989	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Zeglis served as Chief Executive Officer and Chairman of the Board of AT&T Wireless Services, Inc., a wireless telecommunications carrier, from 1999 to 2004. He served as President of AT&T Corporation, a global provider of telecommunications and technology services, from December 1997 to July 2001, Vice Chairman from June 1997 to November 1997, General Counsel and Senior Executive Vice President from 1996 to 1997, and Senior Vice President and General Counsel from 1986 to 1996. Mr. Zeglis has served on the Board of Directors for The Duchossois Group, a privately-held, family business, since 2010.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Mr. Zeglis brings to the Board executive leadership, diverse industries, global business, and risk management experience as well as extensive legal expertise and experience through his service a chief executive officer and general counsel of large telecommunications providers.
28	2026 Proxy Statement

Transactions with Related Persons, Promoters, and Certain Control Persons
The Company has adopted written Related Person Transaction Policies and Procedures. The Audit Committee is responsible for applying such policies and procedures. The Audit Committee reviews all transactions, arrangements, or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, the Company is a participant, and any related person has or will have a direct or indirect material interest. In general, a related person is any Company, executive officer, Director, or nominee for election as a Director, any greater than five percent beneficial owner of our common stock, and immediate family members of any of the foregoing.
The Audit Committee applies the applicable policies and procedures by reviewing the material facts of all interested transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. Any member of the Audit Committee who is a related person with respect to a transaction under review may not vote with respect to the approval of the transaction. In determining whether to approve or ratify an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, the nature of the related person’s interest in the interested transaction, the material terms of the interested transaction including whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the materiality of the related person’s direct or indirect interest in the interested transaction, the materiality of the interested transaction to us, the impact of the interested transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and the NYSE listing standards), and the actual or apparent conflict of interest of the related person participating in the transaction (as contemplated under our Code of Business Conduct and Ethics). The following transactions are deemed to be pre-approved under the applicable policies and procedures:
(i)
Director and executive officer compensation otherwise required to be disclosed in our proxy statement,

(ii)
transactions where all of our stockholders receive proportional benefits,

(iii)
certain banking-related services, and

(iv)
transactions available to our employees generally.

During fiscal 2025, the Audit Committee reviewed and approved the entry into a commercial retail lease agreement (the “Lease Agreement”) between a real estate subsidiary of the Company and a limited liability company owned by Ms. Christy Lindsay, spouse of Mr. John Lindsay, Chief Executive Officer of the Company. The total value of the Lease Agreement is approximately $1,400,000 over a potential fifteen years. Prior to approval, the Audit Committee reviewed, among other things, the material terms of the Lease Agreement, whether the Lease Agreement was negotiated at arms-length, and whether the terms of the Lease Agreement were generally available to unaffiliated third-party under the same or similar circumstances and made the determination that the entry into the Lease Agreement was in the best interest of the Company.
Risk Management Program and the Board’s Role in Risk Oversight
The Board and its committees have direct oversight of the risk management functions of the Company. We maintain an enterprise risk management program designed to identify, monitor, assess, and mitigate significant risks facing the Company.
Board of Directors
At each regular meeting, the Board reviews the Company’s financial condition and results of operations, hears reports concerning factors that could affect the business in the future, and receives a report on the most significant risks facing the Company. The Board annually approves a capital budget, with subsequent approval required for any significant variations. In addition, the Board receives information from management concerning operations, safety, legal, regulatory, insurance, finance, strategy, sustainability, artificial intelligence, and governance matters, as well as information regarding any material risks associated with each of the foregoing. The full Board (or the appropriate
2026 Proxy Statement	29

Board committee if the Board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a Board committee receives an update, the chairperson of the relevant Board committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate their oversight of risks facing the Company.
Human Resources Committee
Consulting with its compensation consultant and with management, the Human Resources Committee establishes performance goals for the Company’s various compensation plans. These performance goals are intended to drive performance but not encourage or result in any material risk of adverse consequences to the Company and/or its stockholders. Further information concerning the Human Resource Committee’s role in risk management with respect to compensation can be found in “Compensation Discussion and Analysis — Compensation Risk Assessment.” The Human Resources Committee also reviews risks, strategies, and policies related to human capital management. As part of its human capital management oversight, the Human Resources Committee reviews the Company’s initiative to identify and develop employees below the executive level who are candidates for future leadership roles.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee also has a role in risk oversight for the Company, including, but not limited to, overseeing management succession planning, physical security, and assessing corporate governance on a periodic basis. The Nominating and Corporate Governance Committee is also responsible for overseeing Director independence, effectiveness, organization and succession planning, which includes efforts to mitigate risks associated with the loss of expertise and leadership at the Board level.
Audit Committee
The Audit Committee plays a significant role in oversight of risks associated with the Company’s financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, and other exposures. We have dedicated teams to address cybersecurity threats, including an incident and response team, and a security operations team; the Audit Committee receives an update on cybersecurity matters quarterly. For additional information relating to our cybersecurity program, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The Company’s independent auditors, Chief Financial Officer, Chief Legal and Compliance Officer, Chief Accounting Officer, Vice President of Internal Audit, General Counsel, Vice President Global Chief Information Security Officer, Director of Risk Management and Insurance,and Director of Global Compliance report to the Audit Committee at each regular quarterly meeting. The Audit Committee receives periodic reports from the Company’s Tax Director. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. The Audit Committee also reviews and discusses with management the Company’s processes and policies with respect to risk assessment and risk management, including the Company’s enterprise risk management program.
Eastern Hemisphere Strategy Committee
The Eastern Hemisphere Committee also has a role in risk oversight for the Company, including overseeing management in developing Eastern Hemisphere strategic business goals, strategy, operational performance, and opportunities as well as management assessment of risks related to these matters.
Enterprise Risk Management Program
Our enterprise risk management program is designed to identify and monitor risks to the Company, assess the Company’s risk mitigation plans, and consult on further measures that can be taken to address new and existing risks. Our Enterprise Risk Management Committee, which meets quarterly, is comprised of our executive officers, Director of Risk Management and Insurance, Senior Vice President of Information Technologies and Engineering, Chief Accounting Officer, Vice President of Internal Audit, and Corporate Secretary. Our Risk Management and Insurance Department is responsible for the implementation of our enterprise risk management program and
30	2026 Proxy Statement

maintains a register of risks and initiates reviews and assessments. The Director of Risk Management and Insurance reports to the Audit Committee and full Board quarterly.
Communication with the Board
The Board has established several means for employees, stockholders, and other interested persons to communicate their concerns to the Board, including our Lead Director or non-management Directors as a group. If the concern relates to our financial statements, accounting practices, or internal controls, the concern may be submitted in writing to the Chairperson of the Audit Committee in care of our Corporate Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern may be submitted in writing to the Lead Director and/or the Chairperson of the Nominating and Corporate Governance Committee in care of our Corporate Secretary at our headquarters address. If the concern is intended for the non-management presiding Director or the non-management Directors as a group, the concern may be submitted in writing to such presiding Director or group in care of our Corporate Secretary at our headquarters address. If the employee, stockholder, or other interested person has an unrelated concern or is unsure as to which category his or her concern relates, he or she may submit it in writing to the Board or any one of the Directors in care of our Corporate Secretary at our headquarters address. Our headquarters address is:
Helmerich & Payne, Inc. 222 North Detroit Avenue Tulsa, Oklahoma 74120
Each communication intended for any management or non-management Director(s) or for the entire Board and received by the Corporate Secretary that is related to our operations will be promptly forwarded to the specified party.
2026 Proxy Statement	31

Director Compensation for Fiscal 2025
For fiscal 2025, the non-employee Directors received the following compensation:
Role	Quarterly Retainer ($)
Chairman of the Board (Mr. Helmerich)	37,500
Each Other Non-Employee Director	25,000
Lead Director	8,750
Audit Committee Chair	7,500
Eastern Hemisphere Committee Chair	7,500
Human Resources Committee Chair	3,750
Nominating and Corporate Governance Committee Chair	3,750
Each Member of the Audit Committee	1,250
Non-Employee Director Annual Restricted Stock Grant	Target Value on the Date of Grant ($)
Chairman of the Board	270,000
Other Non-Employee Directors	180,000
Non-employee Director compensation was reviewed during fiscal 2025, and the following adjustments were made to committee chair retainers effective June 4, 2025: increase from $6,250 to $8,750 for the Lead Director and the establishment of the Eastern Hemisphere committee chair retainer. These adjustments were approved by the Board in connection with the Human Resource Committee’s review of peer director compensation practices in order to remain market competitive and properly compensate Board committee chairs for the time and energy required of their respective roles.
All non-employee Directors are also reimbursed for expenses incurred in connection with attending Board meetings and Board committee meetings. Directors who are also employees do not receive additional compensation for serving on the Board. Restricted stock is the sole form of stock-based compensation awarded to non-employee Directors.
Director Deferred Compensation Plan
All non-employee Directors may participate in our Director Deferred Compensation Plan (the “Director Plan”), under which each Director may defer all or a portion of his or her cash and stock compensation. Participating Directors may direct deferred cash compensation into an interest investment alternative (which accrues at a rate equal to prime plus one percent) or a stock unit investment alternative (under which the Director’s account is credited with a number of stock units determined by dividing the Director’s deferred compensation amount by the fair market value of one share of our common stock on the deferral date, and which stock units then increase or decrease in value based on changes in our stock price and dividends paid on our common stock). If deferred, stock compensation must be deferred into the stock unit investment alternative. Subject to limited emergency withdrawals and distributions upon a change-in-control event, all distributions from the Director Plan are made in cash upon the Director’s separation from service.
32	2026 Proxy Statement

Director Compensation Table
The following table shows the compensation of the members of the Board who served at any time during fiscal 2025, other than Mr. Lindsay, whose compensation as a named executive officer is set forth in the Summary Compensation Table.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (S)	All Other Compensation(3) ($)	Total ($)
Delaney M. Bellinger	105,000	179,999		5,926	290,925
Belgacem Chariag	130,000	179,999		5,926	315,925
Kevin G. Cramton	105,000	179,999		5,926	290,925
Randy A. Foutch	145,000	179,999		5,926	330,925
Hans Helmerich	150,000	269,986		8,888	428,874
Elizabeth R. Killinger	102,500(4)	179,999	9,413(4)	5,926	297,838
José R. Mas	100,000	179,999		5,926	285,925
Thomas A. Petrie(5)	50,000	—		2,337	52,337
Donald F. Robillard, Jr.	135,000	179,999		5,926	320,925
John D. Zeglis	105,000	179,999		5,926	290,925
(1)
Regular cash retainers, committee chair fees, Audit Committee member fees and lead director fees were paid quarterly in December, March, June and September.

(2)
Includes restricted stock and restricted stock deferred to stock units under our Director Plan. The amounts included in this column represent the aggregate grant date fair value of restricted stock determined pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For additional information, including valuation assumptions with respect to the grants, refer to note 11, “Stock-Based Compensation,” to our audited financial statements for the fiscal year ended September 30, 2025, included in our 2025 Form 10-K.

(3)
Amounts in this column reflect dividends on restricted stock and dividends credited on stock units under the Director Plan and do not include any perquisites or other personal benefits, the aggregate amount of which with respect to any Director, does not exceed $10,000.

(4)
Ms. Killinger elected to defer $26,250 of her fiscal 2025 cash retainer under the Director Plan. Deferred cash is considered fully vested at all times. The amount in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column is the above-market portion of interest earned pursuant to the interest investment alternative under the Director Plan.

(5)
Mr. Petrie’s last day of service on the Board was March 5, 2025 as he did not stand for re-election at the 2025 Annual Meeting of Stockholders.

2026 Proxy Statement	33

Outstanding Equity Awards At Fiscal 2025 Year-End (Directors)
The following table provides information on the aggregate number of unvested shares or stock units and unexercised options outstanding for each non-employee Director as of September 30, 2025.
Name	Aggregate Number of Unvested Shares or Stock Units Outstanding as of September 30, 2025(#)(1)	Aggregate Options Outstanding as of September 30, 2025(#)(2)
Delaney M. Bellinger	7,177(3)	2,926
Belgacem Chariag	7,177(4)	—
Kevin G. Cramton	7,177(4)	12,613
Randy A. Foutch	7,177(3)	24,722
Hans Helmerich	10,765(4)	37,083
Elizabeth R. Killinger	7,177(4)	—
José R. Mas	7,177(4)	12,613
Thomas A. Petrie	0(4)	24,722
Donald F. Robillard, Jr.	7,177(3)	24,722
John D. Zeglis	7,177(4)	24,722
(1)
Represents shares of restricted stock or stock units deferred pursuant to the Director Plan, which were granted on March 6, 2025, and vest on the one-year anniversary of the grant date. Certain directors also hold fully vested stock units in respect of deferrals of prior year retainers under the Director Plan.

(2)
Represents vested and exercisable stock options. No stock options were awarded in fiscal 2025, and no Director holds any unvested or unexercisable stock options.

(3)
Represents unvested stock units deferred pursuant to the Director Plan.

(4)
Represents restricted stock.

34	2026 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, 10 Directors are to be elected for terms of one year each. Mr. Lindsay will not stand for re-election as Director of the Company at the Annual Meeting. Accordingly, Mr. Lindsay is not included as a nominee for election at the Annual Meeting and his current term as a Director will expire at the Annual Meeting. All incumbent Directors, except Mr. Lindsay, will stand for re-election. With the exception of Mr. Adams, who was nominated to stand for election at the Annual Meeting, all nominees were last elected to the Board at the 2025 Annual Meeting of Stockholders. The NCG Committee has determined that each of the nominees qualifies for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors — Director Independence” above, the Board of Directors has affirmatively determined that each of the nominees, other than Messrs. Adams and Helmerich, qualifies as “independent” as that term is defined under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines.
Board Recommendation The Board unanimously recommends a vote FOR each of the persons nominated by the Board.
2026 Proxy Statement	35

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed the firm of Ernst & Young LLP as the independent registered public accounting firm (“independent auditors”) to audit our financial statements for fiscal 2026. A proposal will be presented at the Annual Meeting asking the stockholders to ratify this appointment. The firm of Ernst & Young LLP has served us in this capacity since 1994.
Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions. If stockholders do not ratify the appointment of Ernst & Young LLP as the independent auditors to audit our financial statements for fiscal 2026, the Audit Committee will consider the voting results and evaluate whether to select a different independent auditor.
Although ratification is not required by Delaware law, our Certificate of Incorporation, or our By-laws, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. Even if the selection of Ernst & Young LLP is ratified, the Audit Committee may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Board Recommendation The Board unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal 2026.
36	2026 Proxy Statement

Audit Fees
The following table sets forth the aggregate fees and costs paid to Ernst & Young LLP during the last two fiscal years for professional services rendered to us:
	Years Ended September 30,
	2025	2024
Audit Fees(1)	$9,440,928	$2,917,735
Audit-Related Fees(2)	340,077	300,103
Tax Fees(3)	235,183	239,953
All Other Fees	—	—
Total	$10,016,188	$3,457,791
(1)
Includes fees for services related to the annual audit of the consolidated financial statements and the reviews of the financial statements included in the Company’s Form 10-Q reports, required domestic and international statutory audits and attestation reports, and the auditor’s report for internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002. The fees include certain costs associated with the Acquisition and our debt financing transactions, including pre-acquisition financial accounting and reporting consultations.

(2)
Includes fees for services related to the audit for Maintenance Costs of Common Area Facilities for a wholly-owned subsidiary, review of our captive insurance subsidiary state audit, agreed upon procedures, and the review of our Annual Sustainability Report.

(3)
Includes fees for services rendered for tax compliance and tax advice.

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent registered public accounting firm as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the specific service or category of service, and is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority for such services to one or more of its members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2024 and 2025, all of the audit and non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible effect of such services on the auditor’s independence.
2026 Proxy Statement	37

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is composed of four Directors and operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards set forth in our Corporate Governance Guidelines as well as the listing standards of the NYSE and the applicable rules of the SEC. Two members of the Audit Committee meet the “audit committee financial expert” requirements under applicable SEC rules. The Audit Committee charter is available on our website at https://ir.hpinc.com/investors/corporate-governance/corporate-governance-information. The Audit Committee reviews the adequacy of and compliance with such charter annually.
The Company’s management is responsible for, among other things, preparing our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), establishing and maintaining internal controls over financial reporting and evaluating the effectiveness of such internal controls over financial reporting. Our independent registered public accounting firm is responsible for (i) auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of the financial statements with GAAP and (ii) auditing our internal controls over financial reporting in accordance with such standards and for expressing an opinion as to the effectiveness of those controls.
The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of our financial reporting process and the audits of our consolidated financial statements and our internal controls over financial reporting. In this regard, the Audit Committee meets periodically with management, our internal auditor, and our independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. As part of fulfilling this responsibility, the Audit Committee engages in an annual evaluation of, among other things, our independent registered public accounting firm’s qualifications, competence, integrity, expertise, performance, independence, communications with the Audit Committee, lead audit partner, and whether our independent registered public accounting firm should be retained for the upcoming year’s audit. The Audit Committee discusses with the Company’s internal auditor and our independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditor and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviews significant audit findings together with management’s responses thereto. The Audit Committee performs other activities throughout the year, in accordance with the responsibilities of the Audit Committee specified in the Audit Committee charter.
In its oversight role, the Audit Committee reviewed and discussed our audited consolidated financial statements and our internal controls over financial reporting with management and with Ernst & Young LLP (“EY”), our independent registered public accounting firm for fiscal year 2025. The Audit Committee discussed with EY and management the significant accounting policies used and significant estimates made by management in the preparation of our audited consolidated financial statements, and the overall quality, not just the acceptability, of our consolidated financial statements and management’s financial reporting process. The Audit Committee and EY also discussed any issues deemed significant by EY or the Audit Committee, including critical audit matters addressed during the audit and the matters required to be discussed by the applicable requirements of the PCAOB, the rules of the SEC, and other applicable regulations.
EY has provided to the Audit Committee written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY the firm’s independence. The Audit Committee also concluded that EY’s provision of other permitted non-audit services to us and our related entities is compatible with EY’s independence.
38	2026 Proxy Statement

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended September 30, 2025, filed with the SEC.
Submitted by the Audit Committee
Donald F. Robillard, Jr., Chairman
Delaney M. Bellinger
Kevin G. Cramton
John D. Zeglis
2026 Proxy Statement	39

EXECUTIVE OFFICERS
The following table sets forth the names and ages of our executive officers, together with the positions and offices held by such executive officers with the Company. Except as noted below, all positions and offices held are with the Company. Officers are elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

JOHN W. LINDSAY, 65
Chief Executive Officer, since March 2014
Director, since September 2012
Prior Positions
•
President from March 2014 to September 2025

•
President and Chief Operating Officer from September 2012 to March 2014

•
Executive Vice President and Chief Operating Officer from 2010 to September 2012

•
Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co. from 2006 to September 2012

•
Vice President of U.S. Land Operations of Helmerich & Payne International Drilling Co. from 1997 to 2006

RAYMOND JOHN (“TREY”) ADAMS III, 40
President since October 2025
Prior Positions
•
Senior Vice President, Global Commercial Sales & Marketing, from January 2025 to September 2025

•
Senior Vice President of Digital Operations, Sales, & Marketing from December 2020 to January 2025

•
Vice President of Digital Operations, Sales, & Marketing of Helmerich & Payne Technologies, LLC from September 2020 to December 2020

•
Vice President of Helmerich & Payne Technologies, LLC, from July 2018 to September 2020

•
Integration Manager of Motive Drilling Technologies, Inc. and Magnetic Variation Services, LLC, subsidiaries of the Company, from June 2017 to June 2018

•
District Manager of Helmerich & Payne International Drilling Co., from 2015 to June 2017

J. KEVIN VANN, 54
Senior Vice President and Chief Financial Officer, since August 2024
Prior Positions
•
Vice President, Finance and Strategic Planning of Empire Petroleum Corporation (NYSE American: EP), an oil and gas company, from 2022 to 2023

•
Chief Financial Officer of WPX Energy, Inc. (NYSE: WPX), an oil and natural gas exploration and production company, from 2014 to 2021

•
Chief Accounting Officer and Controller of WPX Energy, Inc. from 2012 to 2014

•
Controller of the exploration and production business of The Williams Companies, Inc. from 2007 to 2011

Other Service
•
Director of Empire Petroleum Corporation since 2023

40	2026 Proxy Statement

CARA M. HAIR, 49
Senior Vice President, Corporate Services and Chief Legal and Compliance Officer, since December 2020
Prior Positions
•
Vice President, Corporate Services and Chief Legal and Compliance Officer from August 2017 to December 2020

•
Vice President, General Counsel and Chief Compliance Officer from March 2015 to August 2017

•
Deputy General Counsel from June 2014 to March 2015

•
Senior Attorney from January 2013 to June 2014

•
Attorney from 2006 to January 2013

JOHN R. BELL, 55
Executive Vice President of Eastern Hemisphere Land, since October 2025
Prior Positions
•
Senior Vice President, Integration Execution & Operations, from January 2025 to September 2025

•
Senior Vice President, International and Offshore Operations of Helmerich & Payne International Holdings, LLC, from December 2020 to January 2025

•
Vice President, International and Offshore Operations of Helmerich and Payne International Holdings, LLC, from August 2017 to December 2020

•
Vice President, Corporate Services from January 2015 to August 2017

•
Vice President of Human Resources from March 2012 to January 2015

•
Director of Human Resources from 2002 to March 2012

MICHAEL P. LENNOX, 45
Executive Vice President of Western Hemisphere Land, since October 2025
Prior Positions
•
Senior Vice President, Americas Operations, from January 2025 to September 2025

•
Senior Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co., from December 2020 to January 2025

•
Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. from August 2017 to December 2020

•
District Manager of Helmerich & Payne International Drilling Co. from 2012 to August 2017

2026 Proxy Statement	41

COMPENSATION COMMITTEE REPORT
The Human Resources Committee of the Company has reviewed and discussed with management the following section of this proxy statement entitled “Compensation Discussion and Analysis” (“CD&A”) as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Human Resources Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025. This report is provided by the following Directors, who comprise the Human Resources Committee:
Belgacem Chariag, Chairman
Randy A. Foutch
Elizabeth R. Killinger
José R. Mas
42	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
2026 Proxy Statement	43

In this discussion and analysis, we describe our compensation philosophy and program for our named executive officers (“named executive officers” or “NEOs”) whose compensation is set forth in the Summary Compensation Table and other compensation tables included in this proxy statement. For the fiscal year ended September 30, 2025, our named executive officers were the following individuals:
Officers	Title
John W. Lindsay	Chief Executive Officer(1)
J. Kevin Vann	Senior Vice President and Chief Financial Officer
Cara M. Hair	Senior Vice President, Corporate Services and Chief Legal and Compliance Officer
John R. Bell	Executive Vice President of Eastern Hemisphere Land(2)
Michael P. Lennox	Executive Vice President of Western Hemisphere Land(2)
(1)
Mr. Lindsay served as the Company’s President and Chief Executive Officer until September 30, 2025. On October 1, 2025, Raymond John “Trey” Adams III succeeded Mr. Lindsay as the Company’s President and Mr. Lindsay continues to serve as Chief Executive Officer. As previously announced, Mr. Lindsay will retire following the Annual Meeting and Mr. Adams will assume the role of Chief Executive Officer at such time.

(2)
Mr. Bell and Mr. Lennox served as the Company’s Senior Vice President, Integration Execution & Operations and Senior Vice President, Americas Operations, respectively, until September 30, 2025. On October 1, 2025, Mr. Bell assumed the role of Executive Vice President of Eastern Hemisphere Land and Mr. Lennox assumed the role of Executive Vice President of Western Hemisphere Land.

Executive Summary
Fiscal 2025 marked a significant period of transformation for H&P with the completion of the Acquisition on January 16, 2025. We leveraged the opportunity to reorganize, retool, and align our strategic priorities. We believe that these actions have established a strong foundation to drive profitable growth across diverse global markets and positioned the Company for long-term success.
As we enter fiscal 2026, H&P’s differentiation is clear. We believe that our advanced technologies and forward-looking commercial strategies set us apart from the competition, while our financial discipline supports sustainable growth, dividend stability, and continued de-leveraging. Together, these strengths reinforce our ability to deliver consistent value for customers and stockholders. Below are key operating and financial highlights the Company achieved during fiscal 2025.
•
North America Solutions (“NAS”)

•
Delivered industry-leading margin performance with direct margins(1) exceeding $1 billion and margin per day of $19,424.

•
Advanced digital adoption with a 20% increase in usage of applications, enhancing NAS value creation.

•
Operational gains included 5% growth in both average lateral lengths and drilled footage per day.

•
International Solutions

•
Exported eight FlexRigs to Saudi Arabia and completed the Acquisition, positioning H&P as the largest active land driller globally.

•
Established a strong foundation for expansion across the MENA region, enabling long-term engagement with independent oil companies and national oil companies worldwide.

•
Offshore Solutions

•
The Acquisition added a global offshore labor contract business, complementing existing operations.

(1)
Direct margin is a non-GAAP measure. Please refer to the discussion of non-GAAP financial measures and reconciliations to GAAP measures beginning on page 56 of our 2025 Form 10-K.

44	2026 Proxy Statement

•
Active across the Gulf of America, Caspian Sea, Norway and UK North Sea, Africa, and Canada, with ~30% share of global platform operations and maintenance.

•
Corporate Performance

•
Generated $543 million in operating cash flow, funding $100 million in base dividends and supporting debt reduction.

•
Repaid $210 million of our $400 million term loan as of the end of October, ahead of expectations; full repayment now anticipated by the third quarter of fiscal 2026.

Finally, with respect to shareholder returns, we intend to maintain our longstanding base dividend in fiscal 2026. This program is expected to deliver nearly $100 million in dividends during fiscal 2026, while continuing to prioritize the allocation of free cash flow toward reducing debt from the Acquisition.(2)
Our Human Resources Committee (referred to in this section as the “Committee”) believes that the fiscal 2025 compensation of our named executive officers appropriately reflects and rewards their strong values-driven leadership and is commensurate with our size and performance. The Committee is responsible for establishing and monitoring our executive compensation program. All compensation decisions relating to our CEO, CFO, and the other named executive officers are made by the Committee. The following pay decisions were made by the Committee with respect to our named executive officers for 2025:
•
Base salaries were generally increased for calendar 2025, reflecting adjustments to align pay with market compensation levels as compared to our Compensation Peer Group (defined below) and published survey data.

•
For fiscal 2025, the Committee approved pre- and post-Acquisition short-term incentive bonus plan components to effectively and appropriately incentivize participants as our Company changed following the Acquisition. The Committee established an initial fiscal 2025 short-term incentive bonus plan with a performance period that covered the Company’s first fiscal quarter as well as a supplemental short-term incentive bonus plan, in connection with the Acquisition, with a performance period that covered the Company’s final three fiscal quarters. Our overall performance for fiscal 2025 produced a weighted average payout factor of 109.09% of target, subject to the Reporting Segment Modifier for Messrs. Bell and Lennox as discussed below.

•
The target values of long-term equity incentive awards (as a percentage of base salary) were increased for Mr. Vann and Ms. Hair from fiscal 2024. All others were maintained from fiscal 2024 levels as the Committee believed that they remained appropriately aligned with market practice in fiscal 2025. Long-term equity incentive awards were granted 50% in the form of performance-based restricted share units (“performance share units”) that are earned based on our relative total stockholder return (“TSR”) and 50% in the form of time-vested restricted stock. We also maintained our fiscal 2024 performance share unit award design, including the +/- 25% return on invested capital (“ROIC”) performance modifier added in fiscal 2023.

•
Based on our one-year TSR performance, none of the performance units granted in December 2022, December 2023 and December 2024 eligible to be earned based on 2025 performance, were earned, and based on our three-year TSR performance, none of the performance units granted in December 2022 were earned.

Overall, the Committee believes that the compensation decisions made and payouts earned for the year illustrate our pay for performance philosophy, appropriately aligning the interest of our executives with those of our stockholders.
(2)
Planned base dividends represent our current intention of returning capital to stockholders during fiscal 2026 based upon our outlook of market and industry conditions at present, including our current expectations surrounding rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities. In determining whether to proceed with the fiscal 2026 base dividends, management and the Board will continue to review the Company’s financial position and performance together with relative market conditions at that time in order for the Board to determine the amount, timing, and approval of any dividend payments.

2026 Proxy Statement	45

Executive Compensation Philosophy and Practices

The primary goals of our executive compensation program are to:
•
align the interests of our executives with those of our stockholders;

•
attract, retain, and motivate qualified executives; and

•
link our executives’ pay with their performance and execution of the Company’s strategy.

The following table highlights compensation practices we have implemented because we believe they drive performance, as well as practices we have avoided because we do not believe they would serve our stockholders’ long-term interests.
What We Do	What We Do Not Do
We pay our named executive officers a significant portion of their target compensation in the form of variable performance-based compensation.	We do not have employment contracts with our named executive officers.
We maintain robust clawback policies that go beyond the minimum requirements of NYSE listing standards.	We do not revise performance-based incentives to pay out in the event that the Company falls short of its performance goals.

The Committee engages in a multi-step compensation setting process for our named executive officers, including reviewing market and survey data sourced from a peer group of companies, the oil and gas industry, and the market more generally.
We do not provide excise tax gross-ups to our named executive officers.
We emphasize long-term equity incentives and utilize caps on potential incentive payouts.	We do not maintain compensation programs that we believe motivate misbehavior or excessive risk-taking by employees.
We have modest post-employment benefits and have included double trigger change in control provisions in all equity awards.	We do not permit our named executive officers, other employees, or Directors to hedge, pledge, or use margin accounts related to the Company’s stock.
We maintain stock ownership and retention guidelines that align the interests of management and Directors with those of our stockholders.
The Committee retains an independent compensation consultant who advises on executive compensation practices.
46	2026 Proxy Statement

Compensation Components
Generally, the elements of compensation and benefits provided to our named executive officers are the same as those provided to other key employees. The executive compensation program for our named executive officers for fiscal 2025 consisted of the following elements:
•
base salary;

•
annual short-term incentive bonus;

•
long-term equity incentive compensation;

•
retirement benefits; and

•
other benefits.

To align the interests of our executives with those of our stockholders, our executive compensation program places a substantial emphasis on variable compensation which fluctuates based on both the Company’s stock price performance and the Company’s achievement of short- and long-term corporate goals that are designed to enhance stockholder value. As illustrated by the charts below, a majority of each NEO’s target total direct compensation is tied to such compensation elements. Furthermore, a majority of our variable compensation is in the form of equity-based compensation that vests or is earned over three years.
Chief Executive Officer Target Total Direct Compensation	Average Named Executive Officer (excl. CEO) Target Total Direct Compensation

Target total direct compensation is comprised of base salary, target short-term bonus levels, and the target value of long-term equity awards at grant.
Determination of Executive Compensation
For purposes of determining named executive officer compensation, the Committee generally meets at least quarterly throughout the fiscal year to:
•
review and approve compensation levels and corporate goals and objectives;

•
consider trends in executive compensation;

•
monitor the Company’s compensation structure relative to peer companies;

•
track the Company’s progress with respect to the approved goals for the Company’s Annual Short-Term Incentive Bonus and Long-Term Equity Incentive Compensation programs; and

•
perform other duties as set forth in the Committee’s charter.

Following the end of each fiscal year, the Committee meets to consider and determine bonus compensation for the completed fiscal year as well as salary adjustments and equity-based compensation awards for the upcoming fiscal year. The Committee also considers performance objectives for the upcoming fiscal year and recommends the same for ratification by the Board. We evaluate the performance of our executives over both short-term and multi-year periods.
2026 Proxy Statement	47

In making compensation decisions, the Committee compares each element of compensation against those provided by a peer group of publicly-traded contract drilling and oilfield service companies (collectively, the “Compensation Peer Group”) and against broader published survey data. The Compensation Peer Group consists of companies that are representative of the types of companies that we compete against for talent.
For compensation decisions with respect to fiscal 2025, no changes were made to the fiscal 2024 peer group and the resulting Compensation Peer Group was as follows:
Peer Group Companies
Baker Hughes Company	Patterson-UTI Energy, Inc.
ChampionX Corporation	Precision Drilling Corporation
Expro Group Holdings N.V.	ProPetro Holding Corp.
Helix Energy Solutions Group, Inc.	RPC, Inc.
Nabors Industries Ltd.	TechnipFMC plc
NOV Inc.	Transocean Ltd.
Oceaneering International, Inc.	Weatherford International plc
Oil States International, Inc.
The Committee determined that each of these companies remained appropriate in light of their respective market capitalization, enterprise value, and annual revenues. For comparison, the Company’s comparable statistics to peer group prior fiscal year statistics, which were considered at the time that the fiscal 2025 Compensation Peer Group was confirmed, are shown here:
	Market Capitalization (at September 30, 2024)(1) ($MM)	Enterprise Value (at September 30, 2024)(1) ($MM)	Revenue (TTM from September 30, 2024)(1) ($MM)
Peer Company Maximum	35,912	39,670	27,300
Peer Company Median	2,524	3,675	2,926
Peer Company Minimum	293	419	736
Helmerich & Payne, Inc.	3,004	3,260	2,757
	57th Percentile	45th Percentile	46th Percentile
(1)
Amounts provided by Willis Towers Watson. Enterprise value amounts are calculated as follows: market capitalization as of September 30, 2024, plus total debt, preferred stock, and minority interest less cash and short-term investments.

The Committee also uses survey data to assist in compensation decisions, including those instances in which a named executive officer’s position or duties do not match the position or duties of Compensation Peer Group executives for whom compensation information is publicly disclosed. This survey data includes oilfield services, energy, and general industry data.
The Committee sets target total direct compensation for named executive officers to generally approximate the median level, in aggregate, of compensation paid to similarly-situated executives of the companies comprising the Compensation Peer Group. Variations may occur, however, as dictated by corporate performance, experience level, internal pay equity considerations, nature of duties, market factors, and retention issues. The Committee uses prior fiscal year peer data and available survey data when making compensation decisions. As such, the data used by the Committee provides peer compensation comparisons on a historical basis which does not reflect the most recent year-over-year increase in peer compensation. Therefore, when the Committee annually sets compensation for our named executive officers, that compensation may lag behind the current median of peer compensation. Similarly, the percentile ranking for target total direct compensation could be under or overstated because such rankings are derived from dated peer compensation data.
The Committee considers individual performance during its annual review of base salary, short-term incentive bonus compensation, and equity awards. However, no specific individual performance criteria or guidelines are used
48	2026 Proxy Statement

by the Committee as a controlling factor in the Committee’s ultimate judgment and final decisions. In deciding on the type and amount of executive compensation, the Committee focuses on both current pay and the opportunity for future compensation. The Committee does not have a specific formula for allocating each element of pay but instead bases the allocation on peer and survey data, the factors described above, and the Committee’s judgment.
Role of Executive Officers in Compensation Decisions
At the end of each fiscal year, the CEO provides recommendations to the Committee on the compensation of the other named executive officers. These recommendations are based on the CEO’s assessment of the performance of the other named executive officers, taking into account data and market analysis provided by the Committee’s independent compensation consultant and include suggested base salary adjustments, annual short-term incentive plan target adjustments, and equity compensation awards.
The Committee considers these recommendations from the CEO along with the input of its independent compensation consultant in making compensation decisions for the non-CEO named executive officers. The other named executive officers do not play a role in their compensation decisions. For the CEO, the Committee and the Board solely establish objectives, evaluate performance and make compensation decisions with analysis and input from the independent compensation consultant.
Role of Compensation Consultant
During fiscal 2025, the Committee retained Willis Towers Watson (“WTW”) as its independent compensation consultant to review executive compensation practices. WTW provides the Committee a number of consulting services regarding executive compensation, including:
•
a review of the competitiveness of the program design and award values;

•
updates on trends and developments in executive compensation;

•
a comprehensive analysis and comparison of our named executive officers’ compensation relative to our Compensation Peer Group shown above and survey data;

•
total stockholder return comparison between the Company and its Compensation Peer Group; and

•
preparation and review of materials for Committee meetings in which executive compensation is on the agenda.

The Committee’s compensation consultant periodically provides the Committee with recommendations and reports regarding non-employee Director compensation. The Committee reviews the analysis and determines whether to recommend to our Board any changes to the compensation program for non-employee Directors.
In addition to the executive and the director compensation services provided to the Committee, specialized teams at WTW and affiliates provided certain services to the Company in fiscal year 2025 at the request of management consisting of (i) non-customized executive and non-executive compensation survey data; (ii) the evaluation and alignment of a global career framework for the newly integrated positions as a result of the Acquisition; and (iii) valuations of benefit obligations and costs for defined benefit plans that the Company sponsors. In fiscal 2025, the Company paid approximately $467,000 to WTW for its executive and director compensation services to the Committee and approximately $165,000 to WTW for such additional services to the Company. The Committee ratified the additional services provided by WTW to the Company.
WTW reports directly to the Committee, although it may meet with management from time to time to gather information or to obtain management’s perspective on executive compensation matters. The Committee has the sole authority to retain, at the Company’s expense, or terminate the compensation consultant at any time. The Committee concluded that, given the scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC rules and NYSE listing standards and did not impair WTW’s ability to provide independent advice to the Committee concerning executive compensation matters.
2026 Proxy Statement	49

Compensation Risk Assessment
Management regularly reviews the Company’s compensation programs and practices applicable to all employees, including the named executive officers, in order to assess the risks presented by such programs and practices. This review includes analyzing the likelihood and magnitude of potential risks, focusing on program elements such as pay mix and amount, performance metrics and goals, the balance between annual and long-term incentives, the terms of equity and bonus awards, and change-in-control arrangements. The review also takes into account mitigating features embedded in our compensation programs and practices such as capped payout levels for both annual bonuses and performance-based equity grants under the Company’s equity compensation plan, stock ownership guidelines aligning the interests of our named executive officers with those of our stockholders, clawback policies and provisions contained in equity compensation plan award and other agreements, the use of multiple performance measures, and multi-year vesting schedules for equity awards.
The findings of this risk assessment are discussed with the Committee. Based on the assessment, we have determined that our compensation programs and practices applicable to all employees, including our named executive officers, are not reasonably likely to have a material adverse effect on the Company.
Effect of Say-on-Pay Vote on Executive Compensation Decisions
Our Board and the Committee value the continued interest and feedback of our stockholders regarding our executive compensation decisions. Each year, the Board and the Committee carefully consider the say-on-pay vote outcome and other stockholder feedback in assessing our executive compensation program. At our 2025 Annual Meeting of Stockholders, our say-on-pay proposal received the approval of approximately 95% of votes cast. The Committee believes that the high stockholder say-on-pay approval demonstrates the strong alignment or our executive compensation program with our stockholders’ interests and did not make any changes to our compensation program as a result of the vote.
Elements of Executive Compensation
Base Salary
We provide employees with a base salary to compensate them for their services and provide a level of security with respect to their compensation. Base salaries are generally targeted to approximate the median level, in aggregate, of base salaries paid to similarly-situated executives of companies included in our Compensation Peer Group. If the base salary of any of our named executive officers consistently falls below this level, the Committee will consider market adjustments. Salary adjustments are typically considered annually as part of our compensation review process as well as upon a promotion. Consistent with our compensation practice for all employees, named executive officers may receive salary adjustments in consideration of changes in duties or retention considerations, individual contributions, level of experience, and overall market conditions. After considering these factors for 2025, the Committee approved the salary increases reflected in the table below. The Committee determined that such increases were appropriate in light of market data and analysis provided by our independent compensation consultant.
Executive	2025 ($)(1)	2024 ($)(1)	Percent Increase
John W. Lindsay	1,190,925	1,150,000	3.6%
J. Kevin Vann	600,000	580,000	3.4%
Cara M. Hair	560,000	540,000	3.7%
John R. Bell	480,000(2)	465,000	3.2%
Michael P. Lennox	470,000(2)	455,000	3.3%
(1)
These salary amounts reflect calendar year payments and therefore do not align with our fiscal year.

(2)
Messrs. Bell and Lennox’s base salaries were each increased to $560,000 effective October 1, 2025.

50	2026 Proxy Statement

Performance-Based Compensation Components
Annual Short-Term Incentive Bonus Plan
In December 2024, the Committee established the design and performance metrics for the initial 2025 short-term incentive bonus plan, with specific authority to modify the plan upon the completion of the then-pending Acquisition (the “Original 2025 Plan”). In connection with the Acquisition, the Committee shortened the performance period under the Original 2025 Plan to cover the first quarter of fiscal 2025 and pro-rated the threshold, target, and reach objectives for certain performance measures to account for the truncated performance period (the “2025 Stand-Alone Plan”). Upon completion of the Acquisition, the Committee established a supplemental short-term incentive bonus plan with a performance period covering the Company’s final three quarters of fiscal 2025 (the “2025 Stub-Year Plan”, collectively, with the 2025 Stand-Alone Plan, the “2025 STI Plan”).The Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”) governs the fiscal 2025 awards granted under the 2025 STI Plan.
The Committee maintained the same potential payout ranges for all of our NEOs under the 2025 STI Plan, with the threshold payout for the Company performance component set at 50% of target and the reach payout set at 200% of target.
Performance under the 2025 STI Plan was measured based on independently weighted financial, operational and strategic, and safety performance metrics, as more fully described below. For fiscal 2025, the Committee removed the capital return to stockholders performance metric, and revised the strategic objectives component to include specific integration planning objectives in anticipation of the closing of the Acquisition under the 2025 Stand-Alone Plan. Weightings were adjusted for the remaining metrics, with emphasis on modified cash flow. When the Committee adopted the 2025 Stub-Year Plan, the Committee added cost and synergy optimization, divestment strategy, and rig commitment metrics and adjusted the weightings of the modified cash flow, strategic objectives, and safety performance metrics.
Additionally, the Committee adopted a reporting segment modifier for North America Solutions, International Solutions, and Offshore Solutions, that modifies the payout under the 2025 STI Plan for each segment +/- 10% depending on each segments individual achievement of gross margin performance goals (the “Reporting Segment Modifier”). The Reporting Segment Modifier also provides that, if a segment fails to achieve its gross margin threshold, while the -10% modifier will not be applied, the applicable segment will not be eligible for any payout with respect to the modified cash flow component of the 2025 STI Plan. Messrs. Lindsay and Vann and Ms. Hair, as general corporate employees, did not participate in the Reporting Segment Modifier; however, Messrs. Bell and Lennox were subject to the International Solutions and North America Solutions Reporting Segment Modifiers, respectively.
No bonuses were paid until after the end of fiscal 2025.
Target Incentive Ranges
Combined base salaries and target annual short-term incentive bonus levels are intended to generally approximate the median level, in aggregate, of the combined base salary and target annual cash bonus levels for similarly situated executives in the Compensation Peer Group. The threshold, target, and reach bonus award opportunities for each of our named executive officers were set as follows:
	Threshold as a % of Base Salary (50% of Target)	Target as a % of Base Salary (100%)	Reach as a % of Base Salary (200% of Target)
Chief Executive Officer	60%	120%	240%
Chief Financial Officer	50%	100%	200%
SVP – Corporate Services, Chief Legal & Compliance Officer	50%	100%	200%
Other Named Executive Officers	45%	90%	180%
If results fall between the threshold and target objectives or the target and reach objectives, then the payout factor is linearly interpolated. These opportunities (as a percentage of base salary) were maintained from the previous two fiscal years as they remained appropriately aligned with competitive market practice in fiscal 2025. The
2026 Proxy Statement	51

Committee determined that such targets were appropriate in light of market data and analysis provided by our independent compensation consultant.
Company Financial, Strategic and Operational Performance Metrics
The following table details the performance objectives established for the 2025 STI Plan and the weighting of each of those objectives along with our actual performance and the calculated funding level.
	Company Performance ($MM)
Performance Measure	Threshold	Target	Reach	Actual	Percent of Target Payout Earned	Times Weighting	Calculated Payout Factor
2025 Stand-Alone Plan(1)
Modified Cash Flow(2)	$169	$211	$241	$209	97.74%	15.00%	14.66%
Strategic Objectives & Integration Planning(3)	Must achieve 2 of 6 objectives	Must achieve 4 of 6 objectives	Must achieve 6 of 6 objectives	6	200.00%	6.25%	12.50%
Safety (with Fatality Override)(4)	5% reduction in non-mitigated SIF-Potential (SIF-P) and SIF-Actual (SIF-A) events involving LifeBelt breakdowns			14%	100.00%	3.75%	3.75%
2025 Stand-Alone Plan Payout Factor							30.91%
2025 Stub-Year Plan(1)
Modified Cash Flow(5)	$655	$818	$1,031	$695	62.27%	37.50%	23.35%
Cost & Synergy Optimization(6)	$25	$50	$75	$58	132.00%	7.50%	9.90%
Divestment Strategy(7)	$75	$100	$125	$152	200.00%	5.625%	11.25%
Rig Commitments(8)	2	3	6	0	—%	5.625%	—%
Strategic Objectives & Integration Planning(9)	Must achieve 2 of 4 objectives	Must achieve 3 of 4 objectives	Must achieve 4 of 4 objectives	4	200.00%	7.50%	15.00%
Safety (with Fatality Override)(10)	Legacy H&P: Reduction in non-mitigated SIF-P and SIF-A events involving LifeBelt breakdowns				166.00%	11.25%	18.68%
	5%	5%	8%	14%
	Legacy KCA: 0.22 TRIR(10)	Legacy KCA: 0.19 TRIR	Legacy KCA: 0.16 TRIR	Legacy KCA: 0.27 TRIR
2025 Stub-Year Plan Payout Factor							78.18%
2025 STI Plan Payout Factor							109.09%
(1)
The performance period for the 2025 Stand-Alone Plan was October 1, 2024 through December 31, 2024 (the “2025 Stand-Alone Plan Performance Period”) and the performance period for the 2025 Stub-Year Plan was January 1, 2025 through September 30, 2025 (the “2025 Stub-Year Plan Performance Period”).

52	2026 Proxy Statement

(2)
Revenue less the following expenses from consolidated statements of operations: (a) drilling services operating expenses, excluding depreciation and amortization and (b) selling, general and administrative expenses. Adjusted to account for 2024 STI Plan expense to the extent actual payout exceeded amounts accrued as of September 30, 2024 and certain director stock expenses.

(3)
The strategic and integration planning objectives for the 2025 Stand-Alone Plan Performance Period required the management team to: (a) execute critical communications for employees and customers related to the Acquisition; (b) modify and implement the Delegation of Authority policy as a consequence of the Acquisition; (c) retain key KCA Deutag employees; (d) effectively manage Company liquidity while executing the Acquisition; and (e / f) execute on a key internal operational and internal informational technology projects.

(4)
A non-mitigated SIF Potential event is an incident in which there was potential for a life-altering, life-threatening or fatal injury and there was no mitigating intended barrier or control in place. A non-mitigated SIF Actual event is an incident in which there was a life-altering, life-threatening, or fatal injury and there was no mitigating intended barrier or control in place. H&P’s LifeBelts is a program to emphasize simple actions that employees must take to protect themselves and others from SIFs, such as using cell phones in an approved manner, maintaining fall protection when working at heights, establishing and honoring buffer zones and barricades, and observing lock out/tag out procedures. This measure includes a fatality override whereby no funding would be earned under the measure if any employee suffered a fatal operational injury during the 2025 Stand-Alone Plan Performance Period. No employee suffered a fatal operational injury during the 2025 Stand-Alone Plan performance period.

(5)
Revenue less the following expenses from consolidated statements of operations: (a) drilling services operating expenses, excluding depreciation and amortization and (b) selling, general and administrative expenses. Adjusted to account for a credit loss expense associated with a long-term note receivable, expenses related to the Company’s Voluntary Early Retirement Program, revisions to the amounts accrued as of September 30, 2025 for the 2025 STI Plan, certain director stock expenses, and the exclusion of expenses for an Acquisition related adjustment.

(6)
Savings identified during the 2025 Stub-Year Performance Period inclusive of short-term cost savings and long-term synergies representing go-forward annual run-rate savings.

(7)
Reflects potential pre-tax proceeds identified related to the divestment of certain Company assets.

(8)
Receipt of formal commitments or written indications for certain suspended Saudi rigs to return to service by December 31, 2025.

(9)
The strategic and integration planning objectives for the 2025 Stub-Year Plan Performance Period required the management team to: (a) retain key legacy KCA Deutag customers; (b) achieve key integration milestones; (c) maintain business continuity through integration process; and (d) effectively execute on capital allocation and expenditure processes.

(10)
This metric had an overall weighting of 11.25%, which was allocated 83% to Legacy H&P (based on reductions in non-mitigated SIF Potential and SIF Actual events described in footnote (4) above) performance and 17% to legacy KCA Deutag performance (based on improvement in the business’ total recordable incident rate (“TRIR”)). Legacy H&P achieved its reach goal while Legacy KCA Deutag failed to achieve its threshold goal. Each component of this measure includes a fatality override whereby no funding would be earned under the applicable component if any legacy H&P or legacy KCA Deutag employee, as applicable, suffered a fatal operational injury during the 2025 Stub-Year Plan Performance Period. No employee suffered a fatal operational injury during the 2025 Stub-Year Plan Performance Period.

Reporting Segment Modifier
The following table details the Reporting Segment Modifier established for the 2025 STI Plan, as applied to the International Solutions (to which Mr. Bell is subject) and the North America Solutions (to which Mr. Lennox is subject) segments. If the threshold for the applicable Reporting Segment Modifier was not achieved, the segment is ineligible to receive the modified cash flow weighting of the 2025 STI Plan payout factor.
Incentive Performance Range
	Gross Margin(1)(2)
Segment	Threshold ($MM)	Target ($MM)	Reach ($MM)	Actual ($MM)	2025 STI Plan Payout Factor	Reporting Segment Modifier (+/- 10% of Overall Company STIP Payout Factor)	2025 STI Plan Modified Payout Factor
2025 Stub-Year Plan Payout Modifier	-10%	+0%	+10%
International Solutions	169	199	300	92	109.09%	(38.01)%	71.08%
North America Solutions	638	751	833	774	109.09%	2.80%	111.89%
(1)
International Solutions did not meet the threshold gross margin performance level, so no portion of the Modified Cash Flow component of the 2025 STI Plan was earned for Mr. Bell.

(2)
Operating revenues less direct operating expenses. Adjusted to account for expenses related to the Company’s Voluntary Early Retirement Program, revisions to the amounts accrued as of September 30, 2025 for the 2025 STI Plan, and the exclusion of expenses for an Acquisition related adjustment.

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Final Payouts
Performance against the metrics established for the 2025 STI Plan produced a weighted average payout factor of 109.09%, before application of the Reporting Segment Modifiers. Amounts paid to each of our named executive officers pursuant to the 2025 STI Plan are set forth below. Mr. Bell and Mr. Lennox were subject to the International Solutions and the North America Solutions Reporting Segment Modifiers, respectively.
Executive	Base Salary ($)(1)	Target Bonus Opportunity as % of Salary	2025 STI Plan Payout Factor	Total STI Plan Award ($)
John W. Lindsay	1,190,925	120%	109.09%	1,559,016
J. Kevin Vann	600,000	100%	109.09%	654,540
Cara M. Hair	560,000	100%	109.09%	610,904
John R. Bell	480,000	90%	71.08%	307,066
Michael P. Lennox	470,000	90%	111.89%	473,295
(1)
Target bonus opportunities under the 2025 STI plan were applied to the base salary levels approved for calendar year 2025.

Long-Term Equity Incentive Compensation
The 2024 Plan was approved by our stockholders at the Company’s 2024 Annual Meeting of Stockholders and governs all of our stock-based awards granted on or after February 27, 2024. Stock-based awards granted prior to February 27, 2024 are governed by our 2010 Long-Term Incentive Plan (the “2010 Plan”), our 2016 Omnibus Incentive Plan (the “2016 Plan”), or our Amended and Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”). These equity compensation plans allow the Committee to grant stock-based compensation that allows key employees and non-employee Directors to participate in the long-term growth and profitability of the Company, thereby motivating them to increase stockholder value and aligning their interests with those of our stockholders.
Equity award levels are determined based on, among other things, market data, and vary among executives based on their positions. Target equity awards are calculated based on an executive’s base pay and the value of our common stock. Under this methodology, which is the same methodology used to determine fiscal 2024 target equity awards, for fiscal 2025, the Committee approved the target value of the annual equity awards as 500% of the CEO’s base salary, 350% of the base salary for Mr. Vann and Ms. Hair and 300% of the base salary for Messrs. Bell and Lennox (in each case based on calendar year 2024 base salary levels then in effect). The Committee arrived at those values in an effort to approximate the median level of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group.
The table below details the fiscal 2025 target long-term equity incentive compensation for each of our named executive officers.
NEO	Target Equity Grant as % of Base Salary (%)	Target Value ($)
John W. Lindsay	500	5,750,000
J. Kevin Vann	350	2,030,000
Cara M. Hair	350	1,890,000
John R. Bell	300	1,395,000
Michael P. Lennox	300	1,365,000
During fiscal 2025, the Committee awarded a combination of performance share units and time-based restricted stock to participants. A total of 50% of the target annual grant value was delivered in the form of performance share units and 50% was granted in the form of time-based restricted stock. To determine the actual number of performance share units and restricted shares awarded to a named executive officer, the targeted dollar value of the award was divided by the grant date fair value of a performance share unit or a restricted share, as applicable, in each case determined pursuant to FASB ASC 718 and 820.
54	2026 Proxy Statement

Performance Share Units
Performance share units granted to our named executive officers in December 2024 may be earned based on our TSR versus the TSR of a peer group of oil and gas equipment, services, and drilling companies in the S&P 1500 Composite Index over the performance period (“relative TSR”). The peer group for these performance share unit awards consists of the following companies:
PSU Peer Group
Archrock, Inc.	NOV Inc.
Baker Hughes Company	Oceaneering International, Inc.
Bristow Group Inc.	Patterson-UTI Energy, Inc.
Cactus, Inc.	ProPetro Holding Corp.
ChampionX Corporation	RPC, Inc.
Core Laboratories N.V.	Schlumberger Limited
Halliburton Company	Tidewater Inc.
Helix Energy Solutions Group, Inc.	Valaris Limited
Liberty Energy Inc.	Weatherford International plc
Nabors Industries Ltd.
Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three calendar year performance period and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each calendar year of the performance period. Including performance periods of one year addresses the cyclical nature of our industry. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award.
In order to further protect stockholder interests, performance share unit payouts are capped at the target number of shares if the Company’s absolute TSR over the measurement period is negative regardless of how high the Company’s TSR ranks relative to the TSR of its peers.
Performance share units granted in December 2024 also include the additional ROIC performance modifier first added to grants in fiscal 2023. Based on the Company’s ROIC performance over a full three-year performance period, the Committee may increase or decrease by 25% the number of units that otherwise would be paid out solely based on the achievement of relative TSR performance. If performance share unit payouts are subject to the negative absolute TSR cap described above, the ROIC adjustment is applied after application of such cap.
Additional performance share units are credited based on the amount of cash dividends paid on our common shares divided by the market value of our common shares on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying award of performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited. Performance share units, if earned and vested, are paid in shares of our common stock.
The complete payout table before the application of the ROIC performance modifier for the Company’s December 2024 performance share unit awards is shown below:
The Company’s TSR Percentile Ranking Relative to the Applicable Peer Group	Vested Percentage of the Subject PSUs (%)	The Company’s Performance Category
Greater than or Equal to 85th Percentile	200	Maximum Performance
Equal to 75th Percentile	150
Equal to 65th Percentile	125
Equal to 55th Percentile	100	Target Performance
Equal to 45th Percentile	75
Equal to 35th Percentile	50	Threshold Performance
Less than 35th Percentile	0	Below Threshold Performance
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The vested percentage of PSUs is interpolated on a straight-line basis for performance between the relative rankings shown above.
Target Performance Share Units Granted
The table below details the target performance share units granted to each of our named executive officers in the last three fiscal years.
NEO	2025 Target PSUs Awarded(1)	2025 Grant Date Value ($)	2024 Target PSUs Awarded(2)	2024 Grant Date Value ($)	2023 Target PSUs Awarded(3)	2023 Grant Date Value ($)
John W. Lindsay	76,921	2,874,967	69,551	2,771,941	48,616	2,639,904
J. Kevin Vann	27,156	1,014,972	—	—	—	—
Cara M. Hair	25,282	944,931	19,382	772,467	13,534	734,914
John R. Bell	18,659	697,395	16,935	674,940	11,324	614,905
Michael P. Lennox	18,259	682,444	16,558	659,920	10,770	584,828
(1)
Granted December 2024.

(2)
Granted December 2023.

(3)
Granted December 2022.

Performance Share Units Earned
Of the performance share units eligible to be earned based on performance through December 31, 2025, no portion of the one-year TSR awards granted in December 2022, December 2023 or December 2024 were earned, and based on our three-year TSR performance, none of the performance units granted in December 2022 were earned.
Restricted Stock
One of the primary objectives of our compensation program is to attract and retain qualified executives and other employees whose knowledge and skill-sets provide us with a competitive advantage over the volatile market cycles in our industry. Awards of restricted stock improve our employee retention and help ensure that our compensation packages remain competitive with those offered by our peers. The value of restricted stock awards remains tied to the performance of the Company’s stock, aligning the interests of executives and other employees with those of our stockholders and incentivizing award recipients to ensure that the Company performs well throughout the award’s vesting period and for as long as they hold the vested stock.
Grants of restricted stock made in December 2024 vest ratably over three years, subject to the recipient’s continued service through each of the applicable vesting dates. During the restricted period, the recipient receives quarterly cash dividends and has the right to vote the restricted shares. Unvested restricted stock is generally forfeited if the recipient leaves the Company. The table below details the number and value of restricted shares granted to each named executive officer in December 2024.
NEO	Restricted Shares Granted in Dec. 2024	Grant Date Value ($)
John W. Lindsay	83,454	2,874,990
J. Kevin Vann	29,462	1,014,966
Cara M. Hair	27,431	944,998
John R. Bell	20,246	697,475
Michael P. Lennox	19,811	682,489
56	2026 Proxy Statement

Actions Pertaining to Fiscal 2026 Compensation
In connection with their respective promotions, Messrs. Bell and Lennox’s base salaries were each increased to $560,000 and each received an award on October 1, 2025, of 43,271 restricted shares with a grant date value of $1 million. On this same date, Ms. Hair also received an award of 43,271 restricted shares with a grant date value of $1 million in recognition of her performance and to further align her compensation with stockholder interests. Such awards are subject to cliff vesting and vest in full on the three-year anniversary of the date of grant.
Additionally, the Committee simplified the design of the Company’s STI Plan for fiscal 2026 to remove the strategic objectives component and focus on adjusted EBITDA, free cash flow, rig reactivations in the Eastern Hemisphere, and safety. Weightings for the metrics were rebalanced as follows: adjusted EBITDA, 50%; free cash flow, 20%; Eastern Hemisphere land rig additions, 10%; and safety, 20%. Finally, the Committee maintained the reporting segment modifier introduced in fiscal 2025.
Retirement
Pension Plans
Prior to October 1, 2003, most of the Company’s full-time employees, including Mr. Lindsay and Mr. Bell, participated in our qualified Employee Retirement Plan (the “Pension Plan”). Mr. Lindsay also participated in our non-qualified Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen.
The fiscal 2025 year-end present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan for participating named executive officers is shown in the table under “Pension Benefits for Fiscal 2025” below.
Savings Plans
Our 401(k)/Thrift Plan (the “Savings Plan”) is a qualified savings plan pursuant to which most employees paid in U.S. dollars, including each of our named executive officers, are eligible to contribute on a before-tax and/or, after-tax or a combination of both, basis the lesser of up to 75% of their annual compensation or the dollar limit prescribed annually by the Internal Revenue Service (the “IRS”). We match 100% of the first 5% of cash compensation that is contributed to the Savings Plan subject to IRS annual compensation limits ($350,000 for 2025). All employee contributions are immediately vested and matching contributions are subject to a three-year graded vesting schedule based on service to the Company. In addition to the Savings Plan, our named executive officers and certain other eligible employees can participate in the Supplemental Savings Plan, which is a non-qualified deferred compensation plan. A participant can contribute between 1% and 40% of the participant’s cash compensation to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the Savings Plan, then the Company will contribute the balance of the match based on amounts the eligible employee contributed to the Supplemental Savings Plan. The table under “Nonqualified Deferred Compensation for Fiscal 2025” below contains additional Supplemental Savings Plan information for our named executive officers.
Other Benefits
Our named executive officers are provided with other benefits, including relocation benefits and perquisites such as financial planning services, annual physicals, concierge medical benefits, supplemental life insurance, long-term disability coverage, and digital identity protection services, that the Company and the Committee believe are reasonable and appropriate to promote the health and well-being of these officers. The Committee annually reviews the levels of these benefits provided to our named executive officers. For tax purposes, imputed income is assessed to each named executive officer based on his or her level of covered benefit. The Company does not provide tax gross-ups on these amounts.
2026 Proxy Statement	57

Company Aircraft
Our aircraft may be used by our named executive officers and other employees for business purposes when certain criteria are met. Many of our operations and offices are in remote locations, so our aircraft provides a more efficient use of employee time and shorter flight times than are available commercially. Our aircraft also provide a more secure traveling environment where sensitive business issues may be discussed.
The Chairman of our Board and our CEO are each allocated 10 hours of personal use (inclusive of repositioning flight time) of our aircraft annually without reimbursement to us. The time attributable to attendance at board meetings of publicly-held companies is not counted against the 10-hour limitation. Any unreimbursed personal use in excess of this allotment is permitted only under extraordinary circumstances. Under extraordinary circumstances and with the approval of the CEO, the other named executive officers are permitted personal use of our aircraft, without reimbursement to us.
For tax purposes, imputed income is assessed to each named executive officer for his or her own or his or her guests’ personal travel based upon the Standard Industrial Fare Level of such flights during the calendar year. The Company does not provide tax gross-ups on these amounts.
Clawback Rights
We are dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover incentive-based compensation (including both time- and performance-based equity awards) paid to executive officers and key employees in circumstances when they have engaged in misconduct or in the event that the Company is required to prepare a restatement of our financial statements, regardless of whether the restatement is required due to employee misconduct. As a result, we have policies and provisions addressing recoupment of bonus and equity compensation from executive officers and certain other key employees. These policies and rights are summarized below.
Rule 10D-1 Clawback Policy
H&P maintains a clawback policy that is intended to comply with, and will be administered and interpreted consistent with, listing standards adopted by the New York Stock Exchange implementing the SEC’s Exchange Act Rule 10D-1 (the “Rule 10D-1 Clawback Policy”). Under the Rule 10D-1 Clawback Policy, in the event the Company is required to prepare an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any applicable incentive-based compensation received by current and former executive officers of the Company during the applicable recovery period (generally the prior three completed fiscal years) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.
Senior Leader Recoupment Policy
H&P also maintains a clawback policy applicable to employees of the Company at the level of vice president and above. Under this policy, the Board may recoup time and performance-based equity- and cash-based incentive compensation in the event of employee misconduct, including fraud, embezzlement, breach of fiduciary duty, material act of dishonesty or material misrepresentation, willful violation of law, or any material violation of Company policy, including our Code of Business Conduct and Ethics.
Clawback Provisions Applicable to all Employees Receiving Equity Awards
If the Committee reasonably believes that a participant under our 2010 Plan, 2016 Plan, A&R 2020 Plan, or the 2024 Plan (collectively the “Plans”) has committed certain acts of misconduct, including fraud, embezzlement, or deliberate disregard of our rules or policies, that may reasonably be expected to result in damage to us, the Committee may cancel all or part of any outstanding award under the Plans whether or not vested or deferred. Additionally, if the misconduct occurs during a fiscal year in which there was also an exercise or settlement of an award under the Plans, the Committee may recoup any value received from such award.
58	2026 Proxy Statement

Executive Officer and Director Stock Ownership Guidelines
Because the Board believes in aligning the interests of management and Directors with the interests of our stockholders, the Board has adopted stock ownership guidelines for our executive officers and Directors. Our Stock Ownership Guidelines specify a number of shares that our executive officers and Directors must accumulate and hold within five years of the later of the adoption of the guidelines or an individual becoming subject to the guidelines. The CEO is required to own shares having a value of at least five times his base salary and the other named executive officers are required to own shares having a value of at least two times their base salary. Directors are required to own shares having a value equal to at least five times their annual Board cash compensation. For purposes of calculating ownership, our guidelines recognize director’s and officer’s unvested time-based restricted shares, performance share units for which the performance goal has been achieved, and stock units deferred under our Director Plan. Unearned performance share units and unexercised stock options are not counted.
All of our named executive officers and non-employee Directors have either met, or are on track to meet, their ownership requirements within the prescribed five-year period.
Trading, Hedging, and Pledging Policies
Our Insider Trading Policy prohibits all Directors, officers, and employees from (i) engaging in short-term (i.e., short-swing trading) or speculative transactions involving Company stock; (ii) the purchase or sale of puts, calls, options, and other derivative securities based on Company stock; (iii) engaging in short sales, margin accounts, hedging transactions, pledging of Company stock as collateral, and, with the exception of Rule 10b5-1 trading plans as noted below, standing orders placed with brokers to sell or purchase Company stock; and (iv) purchasing, selling, or gifting Company stock while in possession of material, non-public information. As such, and in addition to our pre-clearance procedures, our Directors, executive officers, and certain other employees are prohibited from buying, selling, or gifting Company stock during our earnings period (which begins on the first day of the month following the close of a fiscal quarter and ends after the second full trading day following the release of the Company’s earnings). However, we do permit our Directors and employees to adopt and use Rule 10b5-1 trading plans in accordance with guidelines adopted by the Company. This allows Directors and employees to sell and diversify their holdings in Company stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information concerning the Company, and thereafter sell shares of Company stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material non-public information about the Company at the time of the sale. Our guidelines for trading plans require that each plan, among other requirements, satisfy the affirmative defense conditions of Rule 10b5-1(c). We have also adopted policies and procedures governing the purchase, sale, and/or other dispositions of our securities by the Company itself that are reasonably designed to promote compliance with insider trading laws and regulations, and applicable listing standards.
Equity Grant Practices
The Committee typically grants annual stock-based awards to eligible employees, including the named executive officers, at its meeting in December after the end of each fiscal year and after the Company’s 10-K for the year has been filed. The Committee selected this time period for review of executive compensation since it coincides with executive performance reviews and allows the Committee to receive and consider final fiscal year financial information. Stock-based awards are generally granted to non-employee Directors after the annual meeting of stockholders. Newly-hired employees or newly-appointed Directors may also be considered for stock-based awards at the time they join the Company. Occasional exceptions to this policy may occur in connection with promotions or as dictated by retention considerations or market factors. The Company has not granted stock options since fiscal 2018 and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
2026 Proxy Statement	59

Potential Payments Upon Change-in-Control or Termination
Change-In-Control
We have entered into change-in-control agreements with our named executive officers and certain other key employees. These agreements are entered into in recognition of the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with a rumored or actual change-in-control of the Company. These agreements contain a “double trigger” provision whereby no benefits will be paid to an executive unless both a change-in-control has occurred and the executive’s employment is terminated in connection with or after the change-in-control. We believe this arrangement appropriately balances Company interests and the interests of executives since we make no payments unless a termination of employment occurs. More specifically, if we terminate a named executive officer’s employment within 24 months after a change-in-control other than for cause, disability, or death, or if any of our named executive officers terminates his or her employment for good reason within 24 months after a change-in-control (as such terms are defined in the change-in-control agreement), any unvested benefits under our Supplemental Savings Plan and Supplemental Pension Plan and any unvested options, restricted stock, restricted share units, or performance share units granted to any of the named executive officers will fully vest and we will be required to pay or provide:
•
a lump sum payment equal to the sum of three (3) times the current base salary and the greater of the previous year’s annual bonus or target annual bonus for the year of termination for the CEO and the sum of two (2) times the current base salary and the greater of the previous year’s annual bonus or target annual bonus for the year of termination for the other named executive officers;

•
24 months of benefit continuation;

•
a prorated annual bonus payable in one lump sum (calculated based on the greater of the previous year’s annual bonus or target annual bonus for the year of termination);

•
up to $7,500 for out-placement counseling services; and

•
a lump sum payment of any accrued vacation pay and base salary through the termination date.

Other than accrued vacation and base salary amounts, the above-referenced payments and benefits will be provided only if a named executive officer executes and does not revoke a release of claims in the form attached to the change-in-control agreement. No tax gross-ups are provided on payments made under these agreements. These agreements are automatically renewed for successive two-year periods unless terminated by us. For more information regarding post-termination payments that we may be required to make to named executive officers in the event of a change-in-control, see the table under “Potential Payments Upon Change-in-Control”.
Similar to our change-in-control agreements, our 2016 Plan, A&R 2020 Plan, and 2024 Plan contain a “double trigger” provision whereby unvested restricted shares, and performance share units will vest in the event of a change-in-control and the executive’s employment is subsequently terminated by the Company without cause or by the executive for good reason (as such terms are defined nearly identically in the applicable Plan) within 24 months following the change-in-control. The potential value of the acceleration of vesting of restricted shares, and performance share units upon a change-in-control is reflected in the table under “Potential Payments Upon Change-in-Control.”
Other Termination Payments
The Supplemental Pension Plan and Supplemental Savings Plan described above and quantified in the tables under “Pension Benefits for Fiscal 2025” and “Nonqualified Deferred Compensation for Fiscal 2025” below provide for potential payments to named executive officers upon termination of employment other than in connection with a change-in-control.
In addition, award agreements under the A&R 2020 Plan and 2024 Plan provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death.
60	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES AND OTHER INFORMATION
Summary Compensation Table
The following table includes information concerning compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2025, 2024, and 2023. Mr. Vann was not a named executive officer prior to fiscal 2024.
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
John W. Lindsay, Chief Executive Officer	2025	1,179,909	5,749,957	1,559,016	—	521,917	9,010,799
	2024	1,138,909	5,543,919	2,143,416	4,676	506,690	9,337,610
	2023	1,094,586	5,279,880	1,642,709	—	578,788	8,595,963
J. Kevin Vann, Senior Vice President and Chief Financial Officer	2025	594,616	2,029,938	654,540	—	81,167	3,360,261
	2024	78,077	—	140,297	—	2,484	220,858
Cara M. Hair, Senior Vice President, Corporate Services and Chief Legal and Compliance Officer	2025	554,619	1,889,929	610,904	—	152,910	3,208,362
	2024	533,270	1,544,963	838,728	—	153,354	3,070,315
	2023	508,270	1,469,898	635,819	—	164,220	2,778,207
John R. Bell, Executive Vice President of Eastern Hemisphere Land	2025	487,475	1,394,870	307,066	18,086	329,268	2,536,765
	2024	460,962	1,349,927	650,014	7,354	150,855	2,619,112
	2023	439,232	1,229,870	500,013	—	161,249	2,330,364
Michael P. Lennox, Executive Vice President of Western Hemisphere Land	2025	465,963	1,364,933	473,295	—	137,070	2,441,261
	2024	450,962	1,319,895	636,035	—	130,911	2,537,803
	2023	426,539	1,169,788	488,902	—	142,589	2,227,818
(1)
The amounts included in this column reflect salaries paid during fiscal 2025, 2024, and 2023. Annual salary adjustments, if any, become effective at the beginning of each calendar year. Thus, the salary reported above for a fiscal year is the sum of the named executive officer’s salary paid for the last three months of a calendar year plus the first nine months of the following calendar year.

(2)
This column represents the aggregate grant date fair value under ASC Topic 718 for performance share units and restricted stock awards granted during fiscal 2025, 2024, and 2023, without taking into account estimated forfeitures. All grants were made pursuant to the 2024 Plan and the A&R 2020 Plan. For additional information on the valuation assumptions used in these calculations, refer to Note 11, “Stock-Based Compensation,” to our Consolidated Financial Statements for the fiscal year ended September 30, 2025, included in the 2025 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers. The grant date fair value of performance share units are reflected in the table above based on the probable outcome of the applicable performance objectives at grant. The maximum possible grant date value for performance share units granted in fiscal 2025, based on maximum achievement of the applicable performance objectives as well as a 25% increase based on the ROIC modifier, is shown below for each named executive officer:

John W. Lindsay	$6,624,821	J. Kevin Vann	$2,338,811	Cara M. Hair	$2,177,412
John R. Bell	$1,607,006	Michael P. Lennox	$1,572,556
(3)
The amounts included in this column reflect amounts paid under our STI Plan based on annual performance measured against pre-established objectives whose outcome was uncertain at the time the award opportunities were communicated to the named executive officers. The bonus award opportunities, performance metrics, and performance metric weightings for determining bonus amounts for fiscal 2025 are described above in the CD&A under “Elements of Executive Compensation — Performance-Based Compensation Components — Annual Short-Term Incentive Bonus Plan.”

(4)
The amounts included in this column reflect the aggregate positive change in the actuarial present value of the accumulated benefit of each applicable named executive officer under our Pension Plan and our Supplemental Pension Plan. The actuarial present value calculation for fiscal 2025 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2025) and resulted in a negative change in value of ($22,662) which is not reflected above in accordance with the SEC rules, whereas the present value calculation for fiscal 2025 for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with

2026 Proxy Statement	61

an assumed retirement age of 61) and resulted in a positive change in value of $18,086. None of Messrs. Vann, or Lennox, or Ms. Hair are participants in either the Pension Plan or the Supplemental Pension Plan.
(5)
“All other compensation” for fiscal 2025 includes the following:

•
Our matching contribution to the Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$17,500	J. Kevin Vann	$22,971	Cara M. Hair	$17,500
John R. Bell	$17,500	Michael P. Lennox	$18,851
•
Our matching contribution to the nonqualified Supplemental Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$148,447	J. Kevin Vann	$—	Cara M. Hair	$43,123
John R. Bell	$38,919	Michael P. Lennox	$37,273
•
Dividends on restricted stock as follows:

John W. Lindsay	$153,950	J. Kevin Vann	$22,097	Cara M. Hair	$45,946
John R. Bell	$37,123	Michael P. Lennox	$36,006
•
Supplemental life and long-term disability premiums as follows:

John W. Lindsay	$17,379	J. Kevin Vann	$8,246	Cara M. Hair	$7,455
John R. Bell	$10,085	Michael P. Lennox	$6,224
•
For Mr. Lindsay, the amount reported includes $116,355 for personal use of the Company’s aircraft. The value shown for personal use of the aircraft is the aggregate incremental cost to us of such use, which is calculated based on the variable operating costs for personal flights, including items such as fuel costs, repairs, meals, professional services, travel expenses and licenses and fees. Fixed costs that do not change based on usage, such as the cost of aircraft, pilot salaries, insurance, rent, and other fixed costs, were not included. The amount reported includes the variable costs of “deadhead” flights to the extent related to personal use and is reduced by any reimbursements to us. Mr. Lindsay’s personal use of the aircraft is consistent with the Company’s aircraft use policy described in the CD&A under “Elements of Executive Compensation — Other Benefits — Company Aircraft.”

•
Our contributions toward club memberships, event tickets, financial planning services, annual physicals, and concierge medical benefits. The values of these personal benefits are based on the aggregate incremental cost to us and are not individually quantified because none of them individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each named executive officer.

•
A cash benefit payable to all employees with 25 years or more of service, equal to one week’s salary, which was paid to Mr. Lindsay in the amount of $22,902 and to Mr. Bell in the amount of $9,231.

•
For Mr. Bell, the amount reported includes $183,119 in relocation benefits provided in connection with his required relocation as a result of the Acquisition.

62	2026 Proxy Statement

Grants of Plan-Based Awards in Fiscal 2025
As described in the CD&A under “Elements of Executive Compensation Components — Performance-Based Compensation Components,” we provide incentive award opportunities to executives, designed to reward both short-term and long-term business performance and create a close alignment between the interests of our executives and those of our stockholders. The following table provides information on non-equity incentive plan awards, performance share units and restricted stock granted in fiscal 2025 to each of our named executive officers. Although the grant date fair value is shown in the table for the awards of performance share units and restricted stock, there can be no assurance that these values will actually be realized during the terms of these awards.
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John W. Lindsay		714,555	1,429,110	2,858,220
	12/11/2024				28,845	76,921	192,302		2,874,967
	12/11/2024							83,454	2,874,990
J. Kevin Vann		300,000	600,000	1,200,000
	12/11/2024				10,183	27,156	67,890		1,014,972
	12/11/2024							29,462	1,014,966
Cara M. Hair		280,000	560,000	1,120,000
	12/11/2024				9,480	25,282	63,205		944,931
	12/11/2024							27,431	944,998
John R. Bell		216,000	432,000	864,000
	12/11/2024				6,996	18,659	46,647		697,395
	12/11/2024							20,246	697,475
Michael P. Lennox		211,500	423,000	846,000
	12/11/2024				6,846	18,259	45,647		682,444
	12/11/2024							19,811	682,489
(1)
The amounts in these columns reflect the threshold, target, and maximum potential payout for each named executive officer under our 2025 STI Plan. For each named executive officer, the amounts are based on salaries in effect as of January 1, 2025, which is the basis for determining the actual payments to be made subsequent to fiscal year-end. The potential payouts were at risk, as they were conditioned on, and driven by achievement of Company performance objectives. The performance measures and bonus opportunities for determining payout under our 2025 STI Plan are described above in the CD&A under “Elements of Executive Compensation Components — Performance-Based Compensation Components — Annual Short-Term Incentive Bonus Plan.” The actual earned payouts for each named executive officer under our 2025 STI Plan are included in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)
The amounts in these columns reflect the threshold, target, and maximum number of shares issuable with respect to performance share units granted in December 2024. The performance share units are settled in shares of common stock, in an amount from 0% to 200% of the target number of units awarded, based on the Company’s relative TSR with such result adjusted further by +/- 25% based on an additional ROIC performance modifier over a three-year period. Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three-year performance period (January 1, 2025 to December 31, 2027) and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each calendar year of the performance period. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award. Additional performance share units are credited based on the amount of cash dividends paid on our common stock divided by the market value of our common stock on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited; such potential dividend equivalents are not included in the table above.

(3)
The amounts included in this column reflect the shares of restricted stock granted in fiscal 2025 to the named executive officers. The awards vest ratably in three equal annual installments, beginning on the one-year anniversary of the grant date. Dividends are paid on the restricted stock at the same rate applicable to other holders of our common stock.

2026 Proxy Statement	63

(4)
This column represents the grant date fair value under FASB ASC Topic 718 for performance share units and restricted stock granted during fiscal 2025, without taking into account estimated forfeitures. The grant date fair value for performance share units granted during fiscal 2025 is reflected in this column based on the probable outcome with respect to the applicable performance objectives at grant. For additional information on the valuation assumptions, refer to note 11, “Stock-Based Compensation,” in our 2025 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers.

Outstanding Equity Awards at Fiscal 2025 Year-End
The following table provides information on the current holdings of stock options (all of which are vested and exercisable), performance share units, and restricted stock by the named executive officers at September 30, 2025. Such holdings are reflected in each row below on an award-by-award basis. The vesting schedule for each award that has not fully vested is shown in the footnotes to this table. For additional information about the performance share unit and restricted stock awards granted in fiscal 2025, see the description of such awards in the CD&A under “Elements of Executive Compensation — Performance-Based Compensation Components — Long-Term Equity Incentive Compensation.”
Executive	Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
					RSAs(1)	PSUs(2)	RSAs	PSUs
John W. Lindsay	11/30/2015	185,000	58.25	11/30/2025
	12/5/2016	96,594	81.31	12/5/2026
	12/4/2017	185,811	58.43	12/4/2027
	12/9/2022				19,709	8,727	435,372	192,779	17,633	389,513
	12/6/2023				52,440	11,742	1,158,400	259,381	37,651	831,711
	12/11/2024				83,454	—	1,843,499	—	54,115	1,195,400
J. Kevin Vann	12/11/2024	—	—	—	29,462	—	650,816	—	19,103	421,985
Cara M. Hair	11/30/2015	31,000	58.25	11/30/2025
	12/5/2016	19,026	81.31	12/5/2026
	12/4/2017	38,851	58.43	12/4/2027
	12/9/2022				5,487	2,429	121,208	53,657	4,908	108,418
	12/6/2023				14,614	3,271	322,823	72,256	10,492	231,768
	12/11/2024				27,431	—	605,951	—	17,784	392,849
John R. Bell	11/30/2015	41,000	58.25	11/30/2025
	12/5/2016	22,485	81.31	12/5/2026
	12/4/2017	43,919	58.43	12/4/2027
	12/9/2022				4,591	2,032	101,415	44,887	4,106	90,702
	12/6/2023				12,770	2,859	282,089	63,155	9,167	202,499
	12/11/2024				20,246	—	447,234	—	13,124	289,909
Michael P. Lennox	11/30/2015	8,400	58.25	11/30/2025
	12/4/2017	35,012	58.43	12/4/2027
	12/9/2022				4,367	1,933	96,467	42,700	3,906	86,284
	12/6/2023				12,486	2,795	275,816	61,742	8,962	197,971
	12/11/2024				19,811	—	437,625	—	12,844	283,724
(1)
Unvested restricted shares that vest as follows:

Grant Date	Vesting Schedule
12/9/2022	fully vest on 12/9/2025
12/6/2023	ratably on each of the following dates: 12/6/2025, 12/6/2026
12/11/2024	ratably on each of the following dates: 12/11/2025, 12/11/2026, 12/11/2027
64	2026 Proxy Statement

(2)
Performance share units determined eligible to vest based on the Company’s one-year relative TSR for 2023 (in the case of performance share units granted on December 9, 2022) and for 2024 (in the case of performance share units granted on December 9, 2022 and December 6, 2023) that remain subject to time-based vesting (including dividend equivalents accumulated thereon) as follows:

Grant Date	Vesting Schedule
12/9/2022	fully vest on 12/31/2025
12/6/2023	fully vest on 12/31/2026
(3)
The aggregate market value is based on the closing market price of our common stock of $22.09 on September 30, 2025, the last trading day of fiscal 2025.

(4)
Unvested performance share units that remained subject to performance conditions as follows: (i) the vesting of the performance share units granted on December 9, 2022 remained subject to achievement of a one-year relative TSR goal for 2025; (ii) the vesting of the performance share units granted on December 6, 2023 remained subject to achievement of one-year relative TSR goals for 2025 and 2026; and (iii) the vesting of the performance share units granted on December 11, 2024 remained subject to achievement of one-year relative TSR goals for 2025, 2026, and 2027. All of these performance share units also remained subject to the Company’s relative TSR over the entire three-year performance period applicable to each grant, as well as the application of the +/- 25% ROIC modifier. The amounts in this column are reported at threshold payout for active periods and target payout for periods not yet begun. For both, this includes dividend equivalents accumulated thereon. Performance share units that remain subject to performance conditions may be determined to be eligible to vest in amounts that are lower or greater than target payout amounts. On January 12, 2025, the Committee certified the achievement of the performance criteria applicable to the performance share units granted on December 9, 2022 and approved a +25% ROIC modifier resulting in the vesting of 11,003 units, 3,062 units, 2,562 units, and 2,436 units for each of Mr. Lindsay, Ms. Hair, Mr. Bell, and Mr. Lennox, respectively. All vested units were settled in shares of common stock.

Stock Vested in Fiscal 2025
The following table provides additional information about shares acquired upon the vesting of stock awards, including the value realized, during fiscal 2025 by the named executive officers. None of the named executive officers exercised any stock options during fiscal 2025. Mr. Vann held no stock awards that vested during fiscal 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
John W. Lindsay	180,551	6,396,609
Cara M. Hair	48,910	1,731,926
John R. Bell	42,916	1,520,197
Michael P. Lennox	39,218	1,387,713
(1)
The value realized on vesting is calculated using the closing market price of our common stock on the relevant vesting dates.

Pension Benefits for Fiscal 2025
The Pension Benefits table below sets forth the fiscal 2025 year-end present value of accumulated benefits payable to each of our named executive officers who participate in our Pension Plan and our Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen. Ms. Hair and Messrs. Vann and Lennox are not participants under either the Pension Plan or the Supplemental Pension Plan. Mr. Bell is not eligible for the Supplemental Pension Plan.
The pension benefit under our Pension Plan for the period between October 1, 1989 and September 30, 2003, is calculated pursuant to the following formula:
Compensation earned between October 1, 1989 and September 30, 2003 x 1.5% = Annual Pension Benefit.
The pension benefit for the period commencing October 1, 2003 through September 30, 2006 is calculated as follows:
Compensation earned between October 1, 2003 and September 30, 2006 x 0.75% = Annual Pension Benefit.
2026 Proxy Statement	65

Pension benefits are determined based on compensation received throughout a participant’s career. “Compensation” includes salary, bonus, vacation pay, sick pay, elective deferrals to our Savings Plan, and Section 125 “cafeteria plan” contributions.
The Pension Plan benefit formulas are the same for all employees, with long-serving employees who participated in the plan prior to October 1, 1989 having accrued an additional benefit with respect to those prior periods of service based on legacy plan benefit formulas. Therefore, retirement benefits for executives are calculated in the same manner as for other employees.
A normal retirement benefit is available under our Pension Plan if the employee retires at age 65 with at least five years of credited service or is otherwise fully vested. The “normal retirement date” is the first day of the month coincident with or next following the later of (i) normal retirement age (age 65) and (ii) the fifth anniversary of the employee’s participation in the Pension Plan. An employee can take early retirement once the employee has reached age 55 and has completed at least 10 years of credited service. The amount of the early retirement benefit payment is reduced if the employee retires prior to age 62 and immediately begins receiving payments. The reduction in the annual benefit amount is 6% for each year (1/2 of 1% for each month) that the employee’s early retirement benefit payments start prior to age 62. The Pension Plan provides unreduced benefits for early retirement after the employee reaches age 62 and has at least 10 years of credited service, which will be calculated in the same manner as the benefit for an employee that retires at age 65 with at least five years of service. A further reduced vested benefit is available if the employee terminates employment before early or normal retirement and has five or more years of credited service.
The employee may choose among alternative forms of retirement income payment after the employee becomes eligible to retire on his or her normal retirement date or early retirement date, as the case may be. Optional forms of payment include a single life annuity (which is an unreduced monthly pension for the rest of the employee’s life), a Joint & Survivor Annuity (which is a reduced monthly pension during the employee’s lifetime with payments, depending on the employee’s election, of 50%, 75%, or 100% of the monthly pension continuing to the employee’s spouse for the rest of the spouse’s life), a guaranteed certain benefit option (which is a reduced monthly pension with payments guaranteed for 10 years and if the employee dies before the end of this period, the employee’s beneficiary will receive the payments through the end of this period) or a lump-sum (a one-time only lump sum payment, based on the present value of the monthly benefits that would have been expected to be paid for the employee’s lifetime — no survivor benefits are payable under this option).
The Supplemental Pension Plan benefit payable to the employee is the difference between the monthly amount of our Pension Plan benefit to which the employee would have been entitled if such benefit were computed without giving effect to the limitations on benefits imposed by application of Sections 415 and 401(a)(17) of the Internal Revenue Code, and the monthly amount actually payable to the employee under our Pension Plan at the applicable point in time. The benefit amount is computed as of the employee’s date of termination with the Company in the form of a straight life annuity payable over the employee’s lifetime (calculated in the same manner as the Pension Plan) assuming payment was to commence at the employee’s normal retirement date. The employee will be paid in the form of a lump sum payment or an annual installment payable over a period of two to 10 years as designated by the employee. The employee’s form of payment election under the Pension Plan will not affect the payment form under the Supplemental Pension Plan. Payment under the Supplemental Pension Plan will commence within 30 days of the later of the first business day of the seventh month following the employee’s separation from service or the age (between age 55 and 65) specified on the employee’s election form. However, in the event of death, payment will be made within 30 days of the date of death.
Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
John W. Lindsay	Pension Plan	19	370,771	—
	Supplemental Pension Plan	19	59,965	—
John R. Bell	Pension Plan	8	70,727	—
66	2026 Proxy Statement

(1)
Reflects years of credited service as of September 30, 2006, which was the date accruals under the Pension Plan and the Supplemental Pension Plan were frozen. Each of the named executive officers in this table has 19 additional years of service with the Company after that date.

(2)
The actuarial present value calculation for fiscal 2025 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2025), whereas the present value calculation for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61). The lump-sum assumptions with respect to the Supplemental Pension Plan are consistent with those described in the 2025 Form 10-K. Mr. Bell would be eligible to receive a benefit any time after attaining age 55 upon his termination of employment. Depending on his age at termination, he would be eligible to receive either a reduced early retirement benefit or an actuarial reduced early deferred vested benefit on or after age 55.

Nonqualified Deferred Compensation for Fiscal 2025
Pursuant to our Supplemental Savings Plan, a participant can contribute between 1% and 40% of their combined base salary and bonus to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the qualified Savings Plan, then the balance of the match will be contributed to the Supplemental Savings Plan. With the exception of one stable value fund, the investment fund selections are identical in both the qualified Savings Plan and the Supplemental Savings Plan. Unless previously distributed according to the terms of a scheduled in-service withdrawal, a participant’s account will become payable at the time and in the form selected by the participant upon the earlier to occur of a participant’s separation from service, a participant’s disability, a change-in-control or the participant’s death. A participant may select payment in the form of a single lump sum payment or annual installment payments payable over a period of two to 10 years.
The following table summarizes the named executive officers’ benefits under our Supplemental Savings Plan for fiscal 2025.
Name	Executive Contributions for FY 2025(1) ($)	Registrant Contributions for FY 2025(1) ($)	Aggregate Earnings in Last FY 2025(2) ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE(3) ($)
John W. Lindsay	167,312	148,447	389,639	177,086	3,731,442
J. Kevin Vann	—	—	—	—	—
Cara M. Hair	31,470	43,123	125,609	—	899,358
John R. Bell	51,147	38,919	42,830	52,452	376,580
Michael P. Lennox	47,612	37,273	99,259	—	771,397
(1)
The amounts reflected as Registrant Contributions above are included in the Summary Compensation Table under the “All Other Compensation” column. Executive Contributions reflected above are made monthly during the fiscal year and are based on the employee’s elected deferral percentage rate. Registrant Contributions are made at the end of the calendar year following the end of the fiscal year. These contributions are based on salary and bonus. Executive Contributions are reported as salary and bonus under the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table.

(2)
These amounts do not include any above-market earnings.

(3)
The fiscal year-end balance reported for the Supplemental Savings Plan includes the following amounts that were previously reported in the Summary Compensation Tables for 2025 and prior years.

John W. Lindsay	$3,739,734	J. Kevin Vann	$—	Cara M. Hair	$454,014
John R. Bell	$481,746	Michael P. Lennox	$348,609
Potential Payments Upon Change-in-Control
The following table shows potential pre-tax payments to our named executive officers under existing agreements in the event of a change-in-control, assuming such event and a termination of employment by the Company without cause or by the executive for good reason occurred on September 30, 2025, and using the closing price ($22.09) of our common stock on September 30, 2025, the last trading day of fiscal 2025. Any payments due under the agreements are to be paid in a lump sum within 30 days after an executive’s employment termination date. In
2026 Proxy Statement	67

addition to such amounts, participants would be entitled to payment of their Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan balances, as shown in the tables above.
Name	Severance(1) ($)	Bonus(2) ($)	Continued Benefits(3) ($)	Outplacement Services(4) ($)	Stock Awards Accelerated(5) ($)	Total ($)
John W. Lindsay	10,003,023	2,143,416	459,737	7,500	7,799,206	20,412,882
J. Kevin Vann	2,400,000	600,000	94,472	7,500	1,273,621	4,375,593
Cara M. Hair	2,797,456	838,728	157,355	7,500	2,353,424	6,154,463
John R. Bell	2,260,028	650,014	184,092	7,500	1,880,897	4,982,531
Michael P. Lennox	2,212,071	636,035	168,757	7,500	1,831,018	4,855,381
(1)
For Mr. Lindsay, this amount represents a lump sum payment equal to three (3) times the sum of (a) base salary in effect at the time of termination and (b) an annual bonus, derived by taking the target annual bonus applicable for the year of termination or, if greater, the amount of annual bonus most recently paid for a year preceding the year of termination (which, in this case would have been the fiscal 2024 STI Plan bonus). The computation for the other named executive officers is the same except that the multiplier in the preceding formula is two.

(2)
For all but Mr. Vann, this amount represents the fiscal 2024 STI Plan bonus, which was higher than each named executive officer’s target fiscal 2025 STI Plan bonus amount.

(3)
This amount represents the estimated value of 24 months of benefit continuation following the termination of employment. Such includes the equivalent of 18 months of COBRA premiums for the cost of medical, dental and vision insurance under COBRA, and private medical, dental, and vision insurance for six months; basic and supplemental life insurance premiums; long-term disability insurance premiums; Savings Plan match; and Supplemental Savings Plan match.

(4)
This amount represents the maximum value of Company-paid outplacement counseling services that could be utilized by the named executive officer.

(5)
This column represents the value of unvested restricted stock awards and performance share units that would vest in full (shown here at target for unearned performance share units, excluding the 25% ROIC modifier where applicable, and actual for earned performance share units) upon a termination without cause or a resignation for good reason within 24 months following a change in control. In the event of an executive’s death, unvested performance share units would generally vest at target, and the Committee has discretion to otherwise accelerate vesting of awards granted under the A&R 2020 Plan and 2024 Plan in the event of an executive’s disability or retirement. For information on outstanding awards under the A&R 2020 Plan and 2024 Plan, see “Potential Payments Upon Change-in-Control or Termination — Other Termination Payments” above.

68	2026 Proxy Statement

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. The Human Resources Committee has overseen the development of a compensation program that is described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, including the related compensation tables and narrative. Our compensation program is designed to attract and retain qualified executives who are critical to the successful implementation of our strategic business plan. Further, we believe that our compensation program promotes a performance-based culture and aligns the interests of executives with those of stockholders by linking a substantial portion of compensation to the Company’s performance. It balances short-term and long-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long-term. The Company believes that its compensation program is appropriate and has served to accomplish the goals mentioned above. In deciding how to vote on this proposal, the Board urges you to consider the “Compensation Discussion and Analysis” section of this proxy statement. For the reasons discussed, the Board recommends a vote in favor of the following resolution:
Board Recommendation The Board unanimously recommends a vote FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

“Resolved, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in the proxy statement).”

As an advisory vote, this proposal is not binding on the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. Our Board currently holds advisory votes on executive compensation on an annual basis and, unless the Board changes this policy the next such vote after the 2026 Annual Meeting will be held at our 2027 annual meeting of stockholders.

2026 Proxy Statement	69

Pay Ratio Disclosure
As permitted by SEC rules, we determined that there have been no changes in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure and thus, used the same median group of employees identified for fiscal 2023 to select our median employee for purposes of calculating our fiscal 2025 CEO pay ratio. In making this assessment for fiscal 2025, in accordance with SEC rules, we excluded approximately 8,048 employees that became our employees as a result of the Acquisition. However, because of significant changes in our specific previously identified median employee’s circumstances, for fiscal 2025 we substituted a new median employee with substantially similar compensation to our previously identified median employee.
For fiscal 2025, we identified our new median employee from our employee population as of September 30th, 2023. The employee population as of such date consisted of 6,797 people in three countries, including all full-time, part-time, seasonal and temporary workers, but excluding the employees described below. We used the last day of the month during the fiscal year for purposes of determining the foreign exchange rate to the U.S. dollar for employees paid in other currencies. We excluded 231 employees based in eight non-U.S. countries as follows: Bahrain — 35; Canada — 1; France — 25; India — 151; Saudi Arabia — 1; United Arab Emirates — 8; United Kingdom — 9; and Venezuela — 1.
We used a consistently applied measure to identify our median-paid employee from our employee population by comparing our employees’ total cash compensation for fiscal 2023, consisting of salary or wages, bonuses, matching contributions to Company savings plans, and other income earned during the fiscal year. We did not annualize compensation for employees who were hired during fiscal 2023 and no cost-of-living adjustments were made in identifying the median employee.
To calculate the identified median employee’s fiscal 2025 compensation, we combined all elements of this employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total cash compensation of $129,132.
Our CEO’s disclosed compensation amount was $9,010,799. Accordingly, our CEO pay ratio is 70:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported here. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements.
70	2026 Proxy Statement

Pay Versus Performance
In this section, we provide the pay versus performance disclosure required by the SEC for our CEO, Mr. Lindsay, and the named executive officers excluding Mr. Lindsay (“Non-CEO NEOs”) as well as certain Company performance metrics for the fiscal years listed below.
					Value of Initial Fixed $100 Investment Based On:(4)
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(2)(3)	H&P TSR	OSX Index TSR	Net Income (Loss) $MM	Modified Cash Flow $MM(5)
2025	$9,010,799	$5,286,450	$2,886,662	$1,935,216	$186	$236	$55	$695(a)(g)(h)(i)
2024	$9,337,610	$4,723,542	$2,353,480	$1,395,441	$245	$275	$344	$890(a)(b)(c)
2023	$8,595,963	$8,407,218	$2,590,494	$2,527,013	$324	$340	$434	$961(a)(b)(d)
2022	$8,000,873	$15,453,934	$2,383,344	$4,315,514	$271	$215	$7	$448(a)(e)
2021	$8,468,309	$11,856,697	$2,422,386	$3,230,514	$195	$203	$(326)	$102(a)(f)
(1)
The amounts in this column represent the amounts reported for Mr. Lindsay in the total column of the Summary Compensation Table (“SCT”) for each applicable fiscal year.

(2)
Compensation Actually Paid (“CAP”) is the SCT total value for Mr. Lindsay, and average SCT total for the non-CEO NEOs, for each applicable fiscal year with adjustments to the stock award and pension values as required by SEC regulations and described in more detail in the reconciliation tables for our CEO and non-CEO NEOs below.

(3)
The amounts reported in this column represent the average of the amounts reported in the total column of the SCT for the Non-CEO NEOs’ in each applicable fiscal year. For each of fiscal years 2023, 2022, and 2021, the Non-CEO NEOs were Messrs. Smith, Bell and Lennox and Ms. Hair. For fiscal year 2024, the Non-CEO NEOs were Messrs. Vann, Bell, Lennox and Smith and Ms. Hair. For fiscal year 2025, the Non-CEO NEOs were Messrs. Vann, Bell and Lennox, and Ms. Hair.

(4)
The Company calculates TSR in a manner consistent with the stock performance graph disclosure requirements under Item 201(e) of Regulation S-K, reflecting cumulative TSR on an initial base investment of $100 for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2025, 2024, 2023, 2022, and 2021, respectively. The peer group used for comparison for each of the fiscal years 2025, 2024, 2023, 2022 and 2021 is the Philadelphia Oil Service (“OSX”) Index.

(5)
We determined Modified Cash Flow to be the most important financial performance measure used to link Company performance to CAP for fiscal 2025. Modified Cash Flow was the performance objective in our 2025 STI Plan with the heaviest weighting. Modified Cash Flow is (a) revenue less the following expenses from condensed consolidated statements of operations (i) drilling services operating expenses, excluding depreciation and amortization and (ii) selling, general and administrative expenses, with (b) the following normalizing adjustments:

(a)
STI Plan adjustments to the extent actual payout was different than amounts accrued and certain director stock expenses.

(b)
Valuation adjustment of a contingent earnout.

(c)
Expenses related to non-budgeted portion of the 2024 STI Plan, advisory fees related to the Acquisition, and gains related to an involuntary asset conversion.

(d)
Expenses or expense accruals for certain legal proceedings.

(e)
Certain consulting expenses recognized in fiscal 2021 but included in the 2022 STI Plan performance objective target.

(f)
Expenses related to a business development project and cost savings initiatives.

(g)
Credit loss expense associated with a long-term note receivable.

(h)
The exclusion of expenses related to an Acquisition related adjustment.

(i)
Expenses related to the Company’s Voluntary Early Retirement Program.

2026 Proxy Statement	71

The CEO Summary Compensation Table to CAP reconciliation for fiscal 2025 is summarized in the following table. Prior year reconciliations are included in our 2024 Proxy statement:
Year	SCT Total for CEO	Minus SCT Change in Pension Value for CEO	Minus SCT Equity for CEO	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change from Prior EOY to Current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change in Fair Value from Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	CEO CAP
2025	$9,010,799	$0	$5,749,957	$3,187,545	$(2,038,401)	$876,464	$5,286,450
“EOY” = End of Year
The Average Other Non-CEO NEOs Summary Compensation Table to CAP reconciliation for fiscal 2025 is summarized in the following table:
Year	Average SCT Total for Non- CEO NEOs	Minus Average SCT Change in Pension Value for Non-CEO NEOs	Minus Average SCT Equity for Non- CEO NEOs	Plus EOY Average Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change from Prior EOY to Current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change in Fair Value from Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	Average Non-CEO NEO CAP
2025	$2,886,662	$4,522	$1,669,917	$925,736	$(382,328)	$179,585	$1,935,216
“EOY” = End of Year
In addition to the tabular disclosure above, the following is an unranked list of the most important performance measures that link CAP to Company performance.
Most Important Performance Measures
Modified Cash Flow
Absolute TSR
ROIC
Pay Versus Performance CAP Comparisons
Each of the following charts shows the relationship between CAP and the required performance measures in the tabular disclosure; Helmerich & Payne TSR (Value of Initial Fixed $100 Investment), Net Income (Loss), and Modified Cash Flow (Company Selected Measure). The first chart shows the relationship between Helmerich & Payne TSR and Peer Group TSR (Value of initial Fixed $100 Investment). The Human Resource Committee does not use Net Income as a standalone metric to directly determine pay outcomes. Instead, the Committee believes that Modified Cash Flow better reflects the Company’s performance and aligns executives’ interests with stockholders’ interests as it relates to the Company’s strategic priorities.
72	2026 Proxy Statement

Pay Versus TSR 2021-2025

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
$400
$350
$300
$250
$200
$150
$100
$50
$0
Compensation Actually Paid ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
CAP - PEO
CAP - Other NEOs
Company TSR
Peer TSR

Pay Versus Net Income (Loss) 2021-2025

Compensation Actually Paid versus Net Income
$2,000
$1,750
$1,500
$1,250
$1000
$750
$500
$250
$0
-$250
-$500
Net Income ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
CAP - PEO
CAP - Other NEOs
Net Income

Pay Versus Modified Cash Flow 2021-2025

Compensation Actually Paid versus Modified Cash Flow ($mm)
$1,200
$1,000
$800
$600
$400
$200
$0
Modified Cash Flow ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
CAP - PEO
CAP - Other NEOs
Modified Cash Flow ($mm)

2026 Proxy Statement	73

PROPOSAL 4
APPROVAL OF THE HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2024 OMNIBUS INCENTIVE PLAN
Introduction
On January 16, 2026, the Board approved the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan (the “A&R 2024 Plan”), subject to stockholder approval. The A&R 2024 Plan amends and restates our current stockholder-approved Helmerich & Payne 2024 Omnibus Incentive Plan (referred to in this Proposal as the “Current Plan”) to, among other things:
•
Increase the aggregate number of shares of Company common stock reserved for issuance thereunder by a total of 2,900,000 shares;

•
Adjust the minimum vesting provision thereunder to provide that all equity-based awards must be subject to a minimum 1-year vesting period from the date of grant, subject to limited exceptions; and

•
Extend the term of the plan to expire on January 16, 2036.

If stockholder approval is not obtained, the A&R 2024 Plan will not be effective, and the Current Plan will continue in effect in accordance with its terms.
The purposes of the A&R 2024 Plan are to provide additional incentives to motivate our non-employee directors, officers, employees and consultants whose contributions are essential to the growth and success of the business of the Company to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated service providers whose efforts will result in the long-term growth and profitability of the Company and its affiliates. The Human Resources Committee and the Board believe that long-term, equity-based compensation is a critical component of our compensation program because of its unique ability to promote multiple objectives, including: (i) aligning the interests of our non-employee directors, officers, employees and consultants with those of our stockholders, (ii) tying compensation to the Company’s achievement of long-term goals and strategic objectives and diminishing any incentive for non-employee directors, officers, employees and consultants to pursue short-term objectives at the expense of long-term priorities, (iii) ensuring that realized compensation reflects changes in stockholder value over the long-term, and (iv) attracting and retaining highly skilled non-employee directors, officers, employees and consultants. The Human Resources Committee and the Board believe that equity-based compensation fosters and strengthens a sense of ownership and personal involvement in the Company’s success which contributes to continuity and stability within the Company’s leadership.
Why Submit the Plan to a Vote of Our Stockholders?
The Company is submitting the A&R 2024 Plan to a vote of the stockholders in order to comply with New York Stock Exchange rules and certain requirements under the Internal Revenue Code of 1986, as amended (called the “Code” in this Proposal), applicable to plans that permit the grant of incentive stock options within the meaning of Section 422 of the Code (called “ISOs” in this Proposal).
Set out below is a summary of the material provisions of the A&R 2024 Plan. This description is qualified in its entirety by reference to the full text of the A&R 2024 Plan, which is included as Appendix A to this Proxy Statement. Information in the “Equity Compensation Plan Information” section of this Proxy Statement may also be relevant to stockholder consideration of this Proposal.
74	2026 Proxy Statement

Certain Plan Highlights
Some highlights of the 2024 Plan include the following:
•
Number of Available Shares

Subject to adjustment in the circumstances described below, the aggregate number of shares of Company common stock available for issuance under the A&R 2024 Plan is equal to the sum of: (i) 6,249,833 shares of Company common stock, plus (ii) any shares of common stock subject to an outstanding award under the A&R Plan or the A&R 2020 Plan as of February 27, 2024 that after such date are not issued because such award is forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of shares. Any such shares that are subject to “full value” awards under the A&R 2020 Plan (i.e., awards other than stock options, which are sometimes called “Options” in this Proposal, and stock appreciation rights, which are sometimes called “SARs” in this Proposal) will be added back as two shares for each share made available under the award, consistent with the terms of the A&R 2020 Plan.
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Types of Awards

The A&R 2024 Plan provides for the issuance of Options (including both ISOs and nonqualified stock options, which are Options that are not designated as ISOs or do not satisfy the requirements to be ISOs), stock appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards.
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Limit on Non-Employee Director Compensation

In a given “grant year” (which generally refers to the annual period commencing on the date of the Company’s annual meeting of stockholders and concluding on the day immediately preceding the next annual meeting of stockholders), the total compensation payable to a non-employee director cannot exceed $700,000, including the aggregate fair market value of awards granted under the A&R 2024 Plan and any cash compensation otherwise provided to such non-employee director. Amounts paid to such an individual for services as an employee or consultant or as severance are not factored into such limit.
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Prohibition Against Liberal Share Recycling

The A&R 2024 Plan does not allow the reuse of shares withheld or delivered to satisfy the exercise or base price of Options and SARs or the reuse of shares withheld or delivered to satisfy tax obligations on any award.
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Prohibition Against Repricing; No Reload Options

Except in connection with equitable adjustments upon a change in capitalization, the A&R 2024 Plan does not permit the Company to reduce the exercise price of Options or SARs or take any other action that is treated as a re-pricing under generally accepted accounting principles or provide cash payment for underwater Options or SARs without stockholder approval. Reload options are also prohibited under the A&R 2024 Plan.
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No Default Single-Trigger Change in Control Vesting

The A&R 2024 Plan provides that outstanding awards will not vest upon the occurrence of a change in control and will instead vest only upon a qualifying termination of employment (i.e., a termination by the Company without “cause” or by the participant for “good reason,” as those terms are defined in the A&R 2024 Plan) within 24 months of a change in control, unless the outstanding award is not assumed or substituted by the acquirer in connection with a change in control or the plan administrator determines otherwise under the circumstances.
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Subject to Clawback

Awards under the A&R 2024 Plan will be subject to applicable Company clawback policies including our Rule 10D-1 Clawback Policy and our Senior Leader Recoupment Policy.
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Minimum Vesting Period

Each award granted under the A&R 2024 Plan will be subject to a vesting period of at least one year following the date of grant. Notwithstanding the foregoing, awards representing a maximum of five percent of the shares of Company common stock reserved for issuance under the A&R 2024 Plan may be granted without any such minimum vesting condition. However, the plan administrator may accelerate the vesting of or waive restrictions on awards in whole or in part in the case of a participant’s death, retirement (termination of employment following age 55 with at least 15 years of service) or disability or upon the occurrence of a change in control.
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Performance Vesting

Any awards under the A&R 2024 Plan may be made subject to performance vesting criteria.
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Duration of the A&R 2024 Plan

The A&R 2024 Plan, if approved by our stockholders, will expire on January 16, 2036, the tenth anniversary of its adoption by the Board, unless terminated earlier by the Board in accordance with the A&R 2024 Plan. Any awards outstanding as of the termination date will continue in effect in accordance with their terms.
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Governing Law

The A&R 2024 Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Information Regarding Share Amounts
While there are awards outstanding under the historical equity compensation plans maintained by the Company over the years, the Current Plan is the only plan under which the Company may currently grant equity-based awards. The table below gives information about the Company’s common stock that may be issued upon the exercise of outstanding options and vesting of restricted shares, restricted share units and performance share units under all of the Company’s equity compensation plans as of January 5, 2026. The table therefore includes the following plans: the 2010 Plan; the 2016 Plan; the A&R 2020 Plan; and the Current Plan. There are no outstanding awards under equity compensation plans not approved by stockholders. As of January 5, 2026, the Company had a total of 101,666,159 shares of common stock outstanding.
New shares being authorized under the A&R 2024 Plan	2,900,000
Shares remaining for grant under the Current Plan(1)	1,897,513
Stock options outstanding(2)	877,205
Weighted average exercise price	$65.56
Weighted average remaining contractual life of stock options	1.6 years
Restricted shares and restricted share units outstanding (unvested)(3)	1,866,411
Performance share units outstanding(4)	1,841,607
Total number of shares available for awards under the 2024 Plan if this proposal is approved	4,797,513
(1)
No shares remain available for new awards under the A&R 2020 Plan, the 2016 Plan or the 2010 Plan.

(2)
All Options were granted under the 2016 Plan. There are no Options outstanding under the Current Plan, the A&R 2020 Plan or the 2010 Plan.

(3)
All restricted shares and restricted share units were granted under the Current Plan or the A&R 2020 Plan. There are no restricted shares or restricted share units outstanding under the 2016 Plan or the 2010 Plan.

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(4)
All outstanding performance share units were granted under the Current Plan or the A&R 2020 Plan. Shown at actual achievement for performance periods that ended prior to December 31, 2025 and at maximum achievement for all other performance periods. There are no performance share units outstanding under the 2016 Plan or the 2010 Plan.

Historical Annual Share Usage
While equity-based awards are an important part of our long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
Overhang
As outlined above, as of January 5, 2026, approximately 6,482,736 shares of our common stock were subject to outstanding awards (under the Current Plan and prior plans and assuming actual achievement for performance periods that ended prior to December 31, 2025 and maximum achievement for all other performance periods) or available for future awards under the Current Plan, which represented approximately 6.38% of our total outstanding shares, such percentage referred to as overhang percentage. If the A&R 2024 Plan is approved, we will have 4,797,513 shares available for future awards under the A&R 2024 Plan, which includes the 1,897,513 shares remaining under the Current Plan. The 2,900,000 additional shares of our common stock proposed to be included in the A&R 2024 Plan reserve would increase the overhang percentage by approximately 2.85% to approximately 9.23%.
Share Usage-Burn Rate
The annual share usage under our equity plans for our last three fiscal years was as follows:
	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023	Average
Total Shares Granted During Fiscal Year(1)	1,114,933	999,228	723,383	945,848
Basic Weighted Average Common Shares Outstanding	99,272,000	98,857,000	102,447,000	100,192,000
Burn Rate (A / B)	1.12%	1.01%	0.71%	0.94%
(1)
Total shares granted in each fiscal year reflected in the table above include restricted shares, excluding units deferred pursuant to cash settled plans, and performance share units at target achievement. No stock options were granted in fiscal 2023, 2024, or 2025.

Summary of Certain Additional A&R 2024 Plan Provisions
Set out below is a summary of certain other features of the A&R 2024 Plan. All capitalized terms used in this Proposal and not otherwise defined herein have the meanings ascribed to them in the A&R 2024 Plan, included as Appendix A to this proxy statement.
Term	Description
Plan Term	The A&R 2024 Plan, if approved by our stockholders, will expire on January 16, 2036 (unless terminated earlier by the Board in accordance with the A&R 2024 Plan), but any awards outstanding at the time of such expiration or termination will continue in effect in accordance with their terms.
Eligibility for Grants	All employees of the Company and its affiliates (including all officers), as well as all non-employee directors and consultants of the Company and its affiliates, are eligible to participate in the A&R 2024 Plan. The A&R 2024 Plan’s administrator will select in its discretion those individuals who will be granted awards under the 2024 Plan (those selected to participate are called “participants” in this Proposal). As of January 16, 2026, there were approximately 15,031 employees, approximately 1,864 consultants and 9 non-employee directors eligible to participate in the A&R 2024 Plan.
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Awards Available	• ISOs and Nonqualified Stock Options; • Stock Appreciation Rights; • Restricted Shares and Restricted Share Units; • Share Bonuses; • Other Share-Based Awards; and • Cash Awards
Type of Shares Authorized
Shares of common stock, par value U.S. $0.10 per share, of the Company are authorized for issuance under the A&R 2024 Plan. As of January 16, 2026, the closing price per share of the Company’s common stock on the New York Stock Exchange was $32.38.
Shares issued under the A&R 2024 Plan may, in whole or in part, be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. No fractional shares will be issued or delivered pursuant to the A&R 2024 Plan. The plan administrator determines whether cash, other awards, or other property will be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto will be forfeited or otherwise eliminated.

Plan Administration
The A&R 2024 Plan will be administered by the Board, or if the Board does not administer the Plan, a committee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the Board or such committee is sometimes called the “plan administrator” in this proposal). The current plan administrator is the Human Resources Committee. The plan administrator may interpret the A&R 2024 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the A&R 2024 Plan.
Without limiting the foregoing paragraph, the plan administrator has the authority to, among other things, (i) select those individuals who will receive awards under the A&R 2024 Plan, (ii) determine whether and to what extent awards will be granted to participants, (iii) determine the number of shares to be covered by each award granted under the A&R 2024 Plan, (iv) determine the terms and conditions, not inconsistent with the terms of the A&R 2024 Plan, of each award granted under the A&R 2024 Plan, (v) determine fair market value in accordance with the A&R 2024 Plan, (vi) determine duration and purpose of leaves of absence that may be granted to participants without constituting a termination of employment or service; (vii) determine the impact of leaves of absence or changes in employment or service status on awards; (viii) adopt, alter or repeal administrative rules, guidelines or practices, (ix) prescribe, amend and rescind rules and regulations relating to sub-plans under the A&R 2024 Plan for foreign jurisdictions and (x) construe and interpret the terms and provisions of the A&R 2024 Plan and any award issued under the A&R 2024 Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the A&R 2024 Plan and to exercise all powers and authorities either specifically granted under the A&R 2024 Plan or necessary and advisable in the administration of the A&R 2024 Plan.

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To the extent permitted by applicable law, the Board may, by resolution, authorize one or more employees of the Company to do one or both of the following on the same basis as (and as if the employee for such purposes were) the plan administrator: (i) designate individuals to receive awards and (ii) determine the size and terms and conditions of any such awards. However, the Board may not delegate such responsibilities to any executive officer for awards granted to any individual who is an executive officer, a non-employee director or a more than 10% beneficial owner of any class of the Company’s equity securities, and the resolution providing for such authorization must set forth the total number of shares of common stock the executive officer may grant during any period. Any such delegate must report periodically to the Board (or applicable committee thereof) regarding the nature and scope of the awards granted pursuant to such delegated authority
All decisions made by the plan administrator pursuant to the provisions of the A&R 2024 Plan will be final, conclusive and binding on all persons, including the Company and the participants.

Share Counting
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The following shares will not be added to the number of shares authorized for issuance under the A&R 2024 Plan: (i) shares exchanged or withheld as payment in connection with the exercise of an Option or SAR or the payment of any purchase price with respect to any other award; (ii) shares exchanged or withheld to satisfy tax withholding obligations with respect to awards; (iii) shares subject to SARs that are not issued in connection with stock settlement on exercise thereof; and (iv) shares reacquired by the Company on the open market (or otherwise) using the cash proceeds of Option exercises.

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If any shares subject to an award granted under the A&R 2024 Plan (or previously, the Current Plan) or granted under the A&R 2020 Plan as of February 27, 2024, are forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of shares to the participant (including by virtue of cash settlement), the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available (or be made available) for awards under the A&R 2024 Plan. Any such shares that are subject to “full value” awards under the A&R 2020 Plan will be added back as two shares for each share made available under the award, consistent with the terms of the A&R 2020 Plan. Shares underlying awards that can only be settled in cash will not be counted against the aggregate number of shares available for awards under the A&R 2024 Plan.

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Upon the exercise of any award granted in tandem with any other awards, the unexercised tandem award will be cancelled to the extent of the number of shares as to which the related award is exercised and such number of shares will no longer be available for awards under the A&R 2024 Plan.

Non-Employee Director Awards	The total compensation paid to any one non-employee director during any grant year will not exceed $700,000 including the aggregate fair market value on the date of grant of shares subject to awards granted under the A&R 2024 Plan and any cash compensation paid or payable (whether under or outside the A&R 2024 Plan). This limit will be determined without regard to amounts
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paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service other than serving as a director will not be taken into account in applying this limit.
Repricing Prohibited; No Reload Options	Unless approved by our stockholders or otherwise specifically provided under the A&R 2024 Plan in connection with any equitable adjustment upon a change in control, the Company may not reprice or cancel and regrant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards. Reload options are also prohibited under the A&R 2024 Plan.
Effect of Termination of Service	Unless otherwise provided in an applicable award agreement: (i) if a participant’s employment with the Company, a subsidiary or an affiliate terminates as a result of death, disability, or retirement, the participant (or personal representative in the case of death) will be entitled to exercise all or any part of any (A) vested ISO for a period of up to three months from such date of termination (one year in the case of death or disability in lieu of the three-month period), or (B) a vested SAR or vested nonqualified stock option during the remaining term of such SAR or nonqualified stock option; (ii) if a participant’s employment terminates for any other reason, the participant will, except where an award is subject to a clawback or recoupment provision of applicable law, Company policy or an award agreement, be entitled to exercise all or any part of any vested Option or SAR for a period of up to three months from the date of termination. In no event will any Option or SAR be exercisable past the term established in the award agreement. Any vested Option or SAR which is not exercised will expire upon the earlier of (1) the period described in the foregoing provisions or other applicable date provided in the award agreement or (2) the expiration of its term. Unless otherwise accelerated or where an award agreement or the plan administrator provides for continued vesting after termination of employment, all unvested awards will be forfeited upon termination of employment.
Special Provisions for Options
General Description	Awards may be in the form of Options, which are rights to purchase a specified number of shares of common stock at a specified price not less than that of the fair market value of a share of common stock on the date of grant. An Option may be either an ISO or a nonqualified stock option.
Number Granted	As determined by the plan administrator.
Per-Share Exercise Price
Not less than the fair market value of a share of Company common stock on the grant date (other than in the case of substitute awards upon an equitable adjustment).
The fair market value for this purpose is the closing price of our common stock as reported on the New York Stock Exchange on the grant date (or, if such date is not a trading day, on the last preceding date that was a trading day).

Vesting and Exercise Periods	As determined by the plan administrator, subject to the A&R 2024 Plan’s one-year minimum vesting condition and any exceptions thereto. However, the term of Options may not exceed ten years.
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Exercise Methods	Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent, as determined by the plan administrator. As determined by the plan administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the plan administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the Option is exercised, (iii) any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) any combination of the foregoing.
Incentive Stock Options (ISOs)	A total of 6,249,833 of the shares available for grant under the A&R 2024 Plan may be made subject to ISOs. ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment.
Dividends and Distributions	Dividends and distributions are not permitted to be paid on the shares subject to outstanding Options.
Special Provisions for SARs
General Description	Awards may be in the form of SARs, which are rights to receive a payment, in cash or shares of common stock, equal to the fair market value or other specified value of a number of shares on the rights exercise date over a specified base price not less than the fair market value of a share of common stock on the date of grant. SARs may be granted alone or in conjunction with any Option granted under the A&R 2024 Plan.
Form of Settlement	SARs may be paid in shares, cash or a combination of shares and cash, as determined by the plan administrator.
Exercise	Upon exercise of a SAR, the SAR grantee will receive an amount equal to the excess of the fair market value of the shares on the date the exercise election is received by the Company, over the base price of the SAR on the date of grant (which may not be less than the fair market value of the shares on the date of grant) multiplied by the number of shares with respect to which the SAR is exercised.
Number Granted	As determined by the plan administrator.
Dividends and Distributions	Dividends and distributions may not be paid on the shares subject to outstanding SARs.
Vesting and Exercise Periods	As determined by the plan administrator, subject to the A&R 2024 Plan’s one-year minimum vesting condition and any exceptions thereto. However, the term of SARs may not exceed ten years.
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Special Provisions for Restricted Shares and Restricted Share Units
General Description	Awards may also be in the form of grants of common stock or units denominated in common stock, including Restricted Shares and Restricted Share Units, that in each case, are subject to the terms and conditions as the plan administrator prescribes (which may include performance vesting conditions). Restricted Shares are actual shares of common stock that remain subject to forfeiture until the vesting conditions thereon lapse.
Restricted Share Units are awards valued by reference to shares of common stock which become payable in shares of common stock and/or cash when the vesting conditions thereon lapse.

Number Granted	As determined by the plan administrator. The plan administrator will determine the purchase price, if any.
Lapse of Restrictions
All restrictions imposed under the Restricted Shares or Restricted Share Units lapse upon the expiration of the restricted period if the applicable vesting conditions have been met.
Upon the lapse of restrictions, Restricted Shares become unrestricted shares of common stock and Restricted Share Units become payable (although payouts can be made on or after the vesting of the Restricted Share Units depending on the terms and conditions of such award and subject to the requirements of Section 409A of the Code). Payouts of Restricted Share Units may be in the form of shares of common stock, cash or any combination of shares and cash as determined by the plan administrator.

Stockholder Rights	Except as otherwise provided in an award agreement, participants generally have the rights of a stockholder of the Company with respect to Restricted Shares during the applicable restricted period, including the right to vote such shares and to receive dividends on such shares. Participants generally do not have the rights of a stockholder with respect to shares subject to Restricted Share Units during the restricted period; provided, however, that an amount equal to dividends declared during the restricted period with respect to the number of shares covered by Restricted Share Units may, to the extent set forth in an award agreement, be provided to the participant upon settlement of the Restricted Share Units.
Shares Bonuses, Other Share-Based Awards and Cash Awards
Shares Bonuses, Other Share-Based Awards and Cash Awards	Share Bonuses (fully vested share awards), Other Share-Based Awards (awards denominated in shares other than those described above, including dividend equivalents) and Cash Awards (awards solely payable in cash) may be granted in the amounts and on the terms and conditions as the plan administrator determines. The plan administrator will determine the purchase price, if any.
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Other Information
Change in Control
Unless otherwise determined by the plan administrator and evidenced in an award agreement, and subject to the ability of the plan administrator to accelerate the vesting of or waive restrictions on awards in whole or part upon a “change in control” of the Company (as defined in the A&R 2024 Plan), in the event that (i) a change in control occurs and (ii) either (x) an outstanding award is not assumed or substituted in connection therewith or (y) an outstanding award is assumed or substituted in connection therewith and the participant’s employment or service is terminated by the Company (or its successors or affiliates) without “cause” or by the participant for “good reason” (as those terms are defined in the A&R 2024 Plan) within 24 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at 100% of target performance level or if greater, actual performance through the date of such change in control or date of termination, as appliable.
If the plan administrator determines to accelerate the vesting of Options and/or SARs in connection with a change in control, the plan administrator will also have discretion in connection with such action to provide that all Options and/or SARs outstanding immediately prior to such change in control will expire on the effective date of such change in control.
An outstanding award will be considered to be assumed or substituted in connection with a change in control if, following the change in control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the change in control except that, if the award related to shares, the award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the plan administrator, in its sole discretion).
Equitable Adjustments
In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares of our common stock, cash or other property), share split, reverse share split, subdivision or consolidation, combination or exchange of shares, or other change in corporate structure which, the plan administrator determines, in its sole discretion, affects the common stock of the Company such that an equitable adjustment or substitution is appropriate, an equitable substitution or proportionate adjustment will be made, at the sole discretion of the plan administrator, in (i) the aggregate number of shares of our common stock reserved for issuance under the A&R 2024 Plan and the maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding Options and SARs granted under the A&R 2024 Plan, and (iii) the kind, number and purchase price of shares, or the amount of cash or amount or type of property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the A&R 2024 Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator.
In addition, the plan administrator, in its sole discretion but subject to the requirements of Section 409A of the Code, may terminate any outstanding award in exchange for payment of cash or other property having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by the aggregate exercise price or base price of the outstanding award (if any). If, however, the per share exercise price or base price of any outstanding award is equal to or greater than the fair market value of a share of our common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
With respect to ISOs, any such adjustment must be made in accordance with Section 424(h) of the Code and any regulations thereunder.
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Plan Amendment and Termination
The Board may amend, alter or terminate the A&R 2024 Plan at any time, but no amendment, alteration, or termination will be made that would impair the rights of a participant under any outstanding award without the participant’s consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s stockholders for any amendment to the A&R 2024 Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Company’s common stock is traded or other applicable law. The plan administrator may amend the terms of any outstanding award, prospectively or retroactively, but generally no such amendment will impair the rights of any participant without his or her consent.
Non-transferability of Awards
No award under the A&R 2024 Plan is transferable except as provided in the applicable award agreement or if consented to in writing by the plan administrator in its discretion. Unless otherwise determined by the plan administrator, an Option may be exercised, during the lifetime of the participant, only by the participant or, during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.
Tax Withholding
Each participant will pay to the Company or be required to make arrangements satisfactory to the plan administrator regarding payment of the amount of the applicable tax withholding with respect to an award, as determined by the Company. Such payment may be based on tax rates up to the maximum statutory rates in the participant’s applicable jurisdiction. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from delivery of shares, cash or other property, as applicable, or by delivering already owned unrestricted common shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.
Unfunded Status of the A&R 2024 Plan
The A&R 2024 Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained in the A&R 2024 Plan is intended to give the participant any rights that are greater than those of a general creditor of the Company.
Existing Plan Benefits
The number and type of awards that will be granted in the future under the A&R 2024 Plan are not determinable at this time as the plan administrator will make these determinations in its sole discretion. For information on awards granted to our non-employee directors in fiscal 2025, please refer to the “Director Compensation Table” in this Proxy Statement, and for information on awards granted to our named executive officers in fiscal 2025, please refer to the “Grants of Plan-Based Awards in Fiscal 2025” table in this Proxy Statement. No stock options have been granted under the Current Plan since its inception.
U.S. Federal Income Tax Consequences
The following is a summary of the current U.S. federal income tax consequences of awards made under the A&R 2024 Plan. The summary is general in nature and does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary does not attempt to describe (i) any tax consequences arising in the context of a participant’s death or disability or (ii) any state or local or non-U.S. tax laws that may be applicable. The following information is provided for stockholders considering how to vote on this proposal and is not tax guidance to participants. As such, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the A&R 2024 Plan.
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Nonqualified Stock Options

In general, no taxable income is realized by a participant upon the grant of a nonqualified stock option (an Option that is not an ISO). Rather, at the time of exercise of the Option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income.
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Incentive Stock Options

An Option holder will not realize taxable income upon the grant of an ISO under the A&R 2024 Plan. In addition, an Option holder generally will not realize taxable income upon the exercise of an ISO. An Option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the ISO, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the ISO. Further, except in the case of an Option holder’s death or disability, if an Option is exercised more than three months after the option holder’s termination of employment, the Option will cease to be treated as an ISO and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized above. If an Option holder sells the shares acquired upon exercise of an ISO, the tax consequences of the disposition will depend upon whether the disposition is a “qualifying” or “disqualifying” disposition. The disposition of the shares will be a qualifying disposition if it is made at least two years after the date on which the ISO was granted and at least one year after the date on which the ISO was exercised. If the disposition of the Option shares is a qualifying disposition, any excess of the sale price of the shares over the exercise price of the Option will be treated as long-term capital gain taxable to the Option holder at the time of the sale. Conversely, if the disposition is made within two years of the date on which the ISO was granted or within one year of the date on which the ISO was exercised, the disposition will be a disqualifying disposition, and the excess of the fair market value of the shares on the date of disposition over the exercise price will be taxable income to the Option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. If an Option holder engages in a qualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. If an Option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the Option holder. If an Option holder pays the exercise price of an ISO by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the Option holder acquired the shares being tendered pursuant to the exercise of an ISO and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
•
SARs

Like nonqualified stock options, SARs generally are not taxable to the participant at grant, but the participant will recognize taxable ordinary income on the date of exercise equal to the amount paid to the participant (i.e., the excess of the value of the shares on the date of exercise over the base price of the SARs). Similarly, the Company generally will be entitled to a deduction in that same amount when the SARs are exercised.
•
Restricted Shares

A participant recognizes no taxable income at the time he or she is granted Restricted Shares. However, a participant may make an election under Section 83(b) of the Code to be taxed at grant, which would cause the grant to be taxable as ordinary income (and deductible by the Company at that time) in an amount equal to the fair market value of the Restricted Shares reduced by any amount paid for the Restricted
2026 Proxy Statement	85

Shares and any future appreciation or depreciation in the value of such shares would be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxable as ordinary income when the restrictions under the grant lapse, and the Company generally will be entitled to a deduction at that time, in an equal to the fair market value of the Restricted Shares on vesting reduced by any amount paid for the Restricted Shares. To the extent a participant realizes capital gains, as described above, the Company will not be entitled to any deduction for federal income tax purposes.
•
Restricted Share Units

In general, no taxable income is realized by a participant upon the grant of Restricted Share Units. The fair market value of any stock issued and/or the cash amount paid in settlement of the Restricted Share Units is taxable to the participant as ordinary income when such stock is issued and/or cash is paid to the participant, even if the Restricted Share Units became non-forfeitable (i.e., the restrictions under the units lapse) at an earlier date. Any dividend equivalents that accumulate before the Restricted Share Units are payable are paid, and the fair market value of such dividend equivalent is taxable as ordinary income, when such Restricted Share Units become payable. The Company is not entitled to a deduction until the stock or cash is payable and then generally is entitled to a deduction in the same amount, if any, that is taxable to the participant as ordinary income.
•
Other Awards

With respect to other awards granted under the A&R 2024 Plan, including Share Bonuses, Other Share-Based Awards and Cash Awards, generally when the participant receives payment with respect to an award the amount of cash and/or the fair market value of any shares or other property received will be recognized as taxable ordinary income by the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
•
Code Section 162(m)

In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the A&R 2024 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligations with respect to the participant’s ordinary taxable income. Following the enactment of the Tax Cuts and Jobs Act, beginning with the 2018 calendar year, the $1 million annual deduction limitation under Section 162(m) of the Code applies to compensation paid to any individual who serves as the Company’s Chief Executive Officer, Chief Financial Officer or qualifies as one of its other three most highly compensated executive officers in 2017 or any later calendar year. In addition, beginning with the 2028 calendar year, the $1 million annual deduction limitation under Section 162(m) of the Code will also apply to any individual who qualifies as one of the Company’s next five most highly compensated employees, even if such individual is not an officer of the Company, in 2027 or any later calendar year. As a result, compensation paid to such individuals, whether under the A&R 2024 Plan or otherwise, in excess of $1 million per year will not be deductible by the Company to the extent Section 162(m) of the Code applies to the payment.
•
Change in Control

The acceleration of the exercisability or the vesting of an award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when a “disqualified individual” (which includes officers, certain highly compensated individuals and certain significant stockholders) receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such individual during the five calendar years preceding the calendar year in which the change in control occurs. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by a disqualified individual is characterized as
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an excess parachute payment, such individual is subject to a 20% excise tax on the amount of the excess parachute payment, and the Company is denied a tax deduction with respect to such excess parachute payment.
•
Code Section 409A

Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the advance election of deferrals, and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (e.g., taxation at the later of the granting or vesting of an award) plus interest to the participant of deferred compensation and the imposition of an additional 20% penalty tax on the participant based on the deferred amounts included in the participant’s taxable income. The Company intends to structure awards under the A&R 2024 Plan in a manner that is designed to be exempt from or comply with Section 409A of the Code. The Company will have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant.
Registration with the SEC
If this proposal is approved, we intend to file a Registration Statement on Form S-8 relating to the additional 2,900,000 shares of our common stock available for issuance under the A&R 2024 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the A&R 2024 Plan by the stockholders.

Our Board has adopted the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan, subject to stockholder approval, and unanimously recommends a vote FOR approval of the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan.

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Summary of All Existing Equity Compensation Plans
The following chart sets forth information concerning our equity compensation plans as of September 30, 2025.
EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,122,271	$62.40(2)	4,350,672(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	2,122,271	$62.40	4,350,672
(1)
Includes the 2010 Plan, the 2016 Plan, the A&R 2020 Plan and the 2024 Plan and reflects performance share unit awards at actual attained achievement or target achievement if such awards have not yet been earned.

(2)
Reflects weighted-average exercise price of outstanding stock options. This column does not include information regarding performance share unit awards since such awards do not have an exercise price.

(3)
The reported 4,350,672 shares are available for future issuance under our 2024 Plan.

(4)
We do not maintain any equity compensation plans that have not been approved by stockholders.

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STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth those persons or groups who, to our knowledge, beneficially own more than 5% of our common stock, the number of shares beneficially owned by each, and the percentage of outstanding stock so owned, as of January 5, 2026. At the close of business on January 5, 2026, there were 101,666,159 issued and outstanding shares of our common stock.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	14,358,239(1)	14.1%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	11,639,212(2)	11.5%
State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, IL 61710	Common Stock	8,257,200(3)	8.1%
Dimensional Fund Advisors LP Bee Cave Road, Building One Austin, TX 78746	Common Stock	5,165,265(4)	5.1%
(1)
This information is based on BlackRock, Inc.’s Schedule 13G Amendment filed with the SEC on July 18, 2025. Of the shares reported as beneficially owned, BlackRock, Inc. has sole voting power over 14,070,961 shares and sole dispositive power over 14,358,239 shares.

(2)
This information is based on The Vanguard Group, Inc.’s Schedule 13G Amendment filed with the SEC on February 13, 2024. Of the shares reported as beneficially owned, The Vanguard Group, Inc. has sole dispositive power over 11,481,290 shares, shared voting power over 64,341 shares, and shared dispositive power over 157,922 shares.

(3)
This information is based on State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment filed with the SEC on February 12, 2024. Of the shares reported as beneficially owned, State Farm Mutual Automobile Insurance Company and certain of its affiliates have sole voting and dispositive power over 8,257,200 shares.

(4)
This information is based on Dimensional Fund Advisor LP’s Schedule 13G filed with the SEC on January 21, 2026. Of the shares reported as beneficially owned, Dimensional Fund Advisor LP has sole voting power over 5,025,193 and sole dispositive power over 5,165,265 shares.

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Security Ownership of Directors and Management
The following table sets forth the total number of shares of our common stock beneficially owned by each of the present Directors and nominees, our CEO, all other executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group, and the percent of the outstanding common stock so owned by each as of January 5, 2026.
Directors and Named Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2) (%)
Hans Helmerich	Common Stock	2,108,209(3)(4)(5)(6)	2.07%
John W. Lindsay	Common Stock	1,027,944(4)(5)(6)(10)	1.01%
John R. Bell	Common Stock	321,700(4)(5)(6)(10)
Cara M. Hair	Common Stock	290,220(4)(5)(10)
Michael P. Lennox	Common Stock	224,444(4)(5)(10)
John D. Zeglis	Common Stock	80,330(4)(5)
J. Kevin Vann	Common Stock	64,398(5)(7)
Belgacem Chariag	Common Stock	61,783(5)
Kevin G. Cramton	Common Stock	50,637(4)(5)
José R. Mas	Common Stock	50,637(4)(5)
Randy A. Foutch	Common Stock	42,785(4)(9)
Donald F. Robillard, Jr.	Common Stock	23,158(4)(9)
Elizabeth R. Killinger	Common Stock	10,571(5)
Delaney M. Bellinger	Common Stock	6,595(4)(9)
All Directors and Executive Officers as a Group (15 persons)	Common Stock	4,496,013(8)	4.40%
(1)
Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power with respect to such shares. Shares owned include restricted shares over which the named person has voting, but not investment power, and stock options held by the named person include options exercisable within 60 days of January 5, 2026.

(2)
Percentage calculation not included if beneficial ownership is less than one percent of class.

(3)
Includes 24,470 shares owned by Mr. Helmerich’s wife, with respect to which he has disclaimed all beneficial ownership; 1,819,750 shares held by Mr. Helmerich as trustee for various family trusts for which he possesses voting and investment power; 50,627 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is a trustee for which he possesses voting and investment power; and 44,000 shares held by Helmerich Grandchildren LLC, of which he is a manager and possesses voting and investment power.

(4)
Includes options to purchase, as follows as of January 5, 2026: Helmerich, 18,242 options, Lindsay, 282,405 options, Bell, 66,404 options, Hair, 57,877 options, Lennox 35,012 options, Zeglis, 12,161 options, Cramton, 12,613 options, Mas, 12,613 options, Foutch, 12,161 options, Robillard, 12,161 options, and Bellinger, 2,926 options.

(5)
Includes restricted shares, as follows as of January 5, 2026: Helmerich, 10,765 restricted shares, Lindsay, 159,674 restricted shares, Bell, 95,348 restricted shares, Hair, 101,060 restricted shares, Lennox, 94,916 restricted shares, Zeglis, 7,177 restricted shares, Vann, 54,136 restricted shares, Chariag, 7,177 restricted shares, Cramton, 7,177 restricted shares, Mas, 7,177 restricted shares, and Killinger, 7,177 restricted shares.

(6)
Includes shares held under our 401(k) Plan, as follows, as of January 5, 2026: Helmerich, 21,021, Lindsay, 9,031, and Bell, 1,758.

(7)
Includes 3,300 shares held by the Vann Family Trust.

(8)
Includes options to purchase 524,575 shares; 607,267 restricted shares; and 31,810 shares fully vested under our 401(k) Plan.

(9)
The value of Director stock units and restricted stock units under our Director Plan are based on the market price of our common stock and possess dividend equivalent reinvestment rights but are settled in cash; consequently, such stock units are not included in the table. Stock units and restricted stock units are held as follows as of January 5, 2026: Foutch, 49,631 stock units and 7,445 restricted stock units; Robillard, 45,911 stock units and 7,445 restricted stock units; Killinger, 5,049 stock units; and Bellinger, 29,715 stock units and 7,445 restricted stock units.

(10)
Does not include performance share units that the Company may settle with common stock within 75 days following December 31, 2025, as follows: Lindsay, 11,003 performance share units; Hair, 3,062 performance share units Bell, 2,562 performance share units; Lennox, 2,436 performance share units.

90	2026 Proxy Statement

General Information
In accordance with our Amended and Restated By-laws (the “By-Laws”), the close of business on January 5, 2026, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not close.
As a stockholder of Helmerich & Payne, Inc., you are invited to attend the Annual Meeting of Stockholders on March 4, 2026 (the “Annual Meeting”) and vote on the items of business described in this proxy statement. The proxy is being solicited by and on behalf of the Board of Directors and will be voted at the Annual Meeting.
The Company is pleased to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. The Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement, proxy, and 2025 Annual Report to Stockholders. The notice contains instructions on how to access the proxy materials, vote, and obtain, if you so desire, a paper copy of the proxy materials.
Important Notice of Electronic Availability of Materials
As permitted by the rules of the SEC, we are making our 2025 Annual Report to Stockholders and this proxy statement available to stockholders electronically via the Internet at the following website: www.proxyvote.com. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”), which was mailed to most of our stockholders, explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. The Notice and the proxy materials are first being made available to our stockholders on or about January 22, 2026.
Attendance
If your shares are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered a “beneficial owner” of those shares. Only stockholders of record or beneficial owners of the Company’s common stock may attend the meeting online. All attendees must comply with our standing rules, which will be posted at www.virtualshareholdermeeting.com/HP2026. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting online.
Virtual Meeting Information
Attending the Annual Meeting
You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on January 5, 2026. The Annual Meeting will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit questions during the meeting at www.virtualshareholdermeeting.com/HP2026. We hope that continuing with the virtual format will allow more of our stockholders to participate. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the Annual Meeting).
To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
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The Annual Meeting webcast will begin promptly at 12:00 p.m., Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Central time, and you should allow ample time for the check-in procedures.
Stockholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/HP2026. Stockholders who have been provided or obtained a control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each stockholder will be limited to two questions. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Technical Difficulties During the Annual Meeting
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/HP2026.
Accessing the Annual Meeting Website
All stockholders can visit the Annual Meeting website at www.virtualshareholdermeeting.com/HP2026. On our Annual Meeting website, you can vote your proxy, submit questions, listen to a live audio webcast of the Annual Meeting on March 4, 2026, access copies of this proxy statement and 2025 Annual Report to Stockholders and other information about the Company, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.
Voting Information
Record Date and Quorum
The holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting must be present online or by proxy for the transaction of business. This is called a “quorum.” Abstentions and broker non-votes (as defined below) will be counted as present for purposes of determining the presence of a quorum at the meeting. At the close of business on January 5, 2026, there were 101,666,159 issued and outstanding shares of our common stock, the holders of which are entitled to one vote per share on all matters. We have no other class of securities entitled to vote at the meeting. Only stockholders of record at the close of business on January 5, 2026, will be entitled to vote at the Annual Meeting.
Submitting Voting Instructions for Shares Held in Your Name (i.e., You are a Stockholder of Record)
You may vote your shares of common stock by telephone or over the Internet, by completing, signing, dating and returning a proxy or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2026 using your control number and voting your shares electronically on March 4, 2026. A properly submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation with respect to Proposals 1, 2, 3, and 4 (i.e., FOR the 10 Director nominees identified in this proxy statement, and FOR Proposals 2, 3, and 4).
Submitting Voting Instructions for Shares Held in Street Name (i.e., You are the Beneficial Owner of Your Shares)
If you are a beneficial owner of shares, you must follow the instructions you receive from your broker or other organization holding your shares on your behalf. If you want to vote online during the Annual Meeting, you must
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obtain a legal proxy from your broker and use your 16-digit control number to attend the Annual Meeting. If you beneficially own shares of common stock and your proxy materials do not include a control number, you should contact the broker or other organization that holds your shares with any questions about obtaining a control number. If you do not submit voting instructions to the organization that holds your shares on your behalf, that organization may still be permitted to vote your shares. Under applicable NYSE rules, the organization that holds your shares may generally vote on routine matters. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions Inc. (“Broadridge”), our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and, provided the broker or nominee has discretionary authority to vote on one or more “routine” proposals at the Annual Meeting, the shares will be treated as broker non-votes with respect to the proposal. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Revoking Your Proxy
Any stockholder giving a proxy may revoke it at any time prior to the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders who attend the Annual Meeting online may revoke any proxy previously granted and vote electronically during the Annual Meeting. If you are the beneficial owner of shares held in “street name,” you must follow the instructions of the broker or other organization holding your shares to revoke your voting instructions.
Voting Requirements
The election of Directors will require the affirmative vote of a majority of the votes cast by the shares of common stock voting online or by proxy at the Annual Meeting. A majority of the votes cast means that the number of shares voted FOR a Director must exceed the number of shares voted AGAINST that Director. As a result, abstentions and broker non-votes will not affect the outcome of the election of Directors. Any Director who receives a greater number of votes AGAINST his or her election than votes FOR such election will tender his or her resignation to the Board of Directors in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will consider all factors it deems relevant, make a determination, and publicly disclose its decision within 120 days following the date of the Annual Meeting.
With regard to Proposals 2, 3 and 4, the affirmative vote of a majority of shares of common stock present online or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required for approval. As a result, abstentions and broker non-votes, to the extent any, will have the same effect as a vote AGAINST Proposals 2, 3, and 4.
Each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting. With regard to Proposal 1, the election of Directors, stockholders may vote FOR or AGAINST a Director nominee or abstain from voting on a Director nominee. The proxies executed and returned (or delivered via telephone, over the Internet, or virtually during the Annual Meeting) can be voted only for the named nominees. With regard to Proposal 2, ratification of the appointment of the Company’s independent auditors, Proposal 3, the advisory vote on executive compensation a stockholder may vote FOR or AGAINST the matter or abstain from voting on the matter and Proposal 4, the vote to approve the Helmerich & Payne, Inc. Amended and Restated 2024 Omnibus Incentive Plan, a stockholder may vote FOR or AGAINST the matter or abstain from voting on the matter..
Vote Tabulation and Results
Broadridge will tabulate all votes that are received prior to the date of the Annual Meeting. A representative of Broadridge will serve as inspector of election to tabulate all votes and to certify the voting results. We intend to publish
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the final results of each Proposal in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Solicitation of Proxies
We are asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. We can ask for proxies through the mail or by telephone, fax, or in person. We can use our directors, officers and employees to ask for proxies. These people do not receive additional compensation for these services. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies at a base fee of $11,000, plus reasonable out-of-pocket expenses and disbursements. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our stock.
Other Matters
As of this date, management of the Company knows of no business which will come before the Annual Meeting other than that set forth in the notice of the meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.
Additional Information
Householding of Annual Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to provide notice to an address shared by two or more stockholders by delivering a single notice to those stockholders. This procedure is referred to as “householding.” We do not household our notice with respect to our stockholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single notice if you share an address with another stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, or if you are receiving multiple copies of the notice and wish to receive only one, please notify your broker. Stockholders who currently receive multiple notices at their address and would like to request “householding” of their communications should contact their broker.
Stockholder Proposals and Nominations
Proposals for Inclusion in our 2027 Proxy Materials
SEC rules permit stockholders to submit proposals to be included in our proxy materials if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement and accompanying proxy for the 2027 Annual Meeting of Stockholders, the proposal must be received by our Corporate Secretary at the address provided below on or before September 24, 2026 and comply with the requirements of Rule 14a-8 under the Exchange Act.
Director Nominations for Inclusion in our 2027 Proxy Materials (Proxy Access)
Our proxy access by-law permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials Director candidates constituting up to the greater of two individuals or 20% of the Board of Directors if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For the 2027 Annual Meeting of Stockholders, notice of a proxy access nomination must be received by our Corporate Secretary at the address provided below during the period beginning August 25, 2026, and ending September 24, 2026.
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Other Proposals or Nominations to be Brought Before our 2027 Annual Meeting
Our By-laws permit a stockholder of record to propose items of business and/or nominate Director candidates that are not intended to be included in our proxy materials if the stockholder complies with the procedures set forth in our advance notice by-law. For the 2027 Annual Meeting of Stockholders, notice of such proposals or nominations must be received by our Corporate Secretary at the address provided below during the period beginning November 4, 2026, and ending December 4, 2026.
Address for Submission of Notices and Additional Information
All stockholder nominations or proposals of other items of business to be considered by stockholders at the 2027 Annual Meeting of Stockholders (whether or not intended for inclusion in our proxy materials) must be submitted in writing to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 222 North Detroit Avenue Tulsa, Oklahoma 74120
In addition, both the proxy access and the advance notice provisions of our By-laws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our By-laws.
Annual Report on Form 10-K
Paper copies of the Annual Report on Form 10-K for fiscal 2025 may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K for fiscal 2025 are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at 222 North Detroit Avenue, Tulsa, Oklahoma 74120, or by email at investor.relations@hpinc.com.
By Order of the Board of Directors,
William H. Gault
Corporate Secretary
Dated: January 22, 2026
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APPENDIX A — HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2024 OMNIBUS INCENTIVE PLAN
Section 1.    Purpose of Plan.
The purposes of the Plan are to provide an additional incentive to selected officers, employees, consultants and non-employee directors of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.    Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)       “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)      “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(c)       “Authorized Individual” has the meaning set forth in Section 3(c) hereof.
(d)       “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
(e)       “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f)       “Base Price” has the meaning set forth in Section 8(b) hereof.
(g)       “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(h)       “Board” means the Board of Directors of the Company.
(i)       “Business Combination” has the meaning set forth in the definition of Change in Control in Section 2(m).
(j)       “Cash Award” means an Award granted pursuant to Section 12 hereof.
(k)       “Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means termination of employment for one of the following reasons: (i) the conviction of the employee of a felony by a federal or state court of competent jurisdiction; (ii) an act or acts of dishonesty taken by the employee and intended to result in substantial personal enrichment of the employee at the expense of the Company; or (iii) the employee’s willful failure to follow a direct, reasonable and lawful written order from his or her supervisor, within the reasonable scope of the employee’s duties, which failure is not cured within 30 days, provided that no act or failure to act on the employee’s part shall be deemed “willful” for this purpose unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company.
(l)       “Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event,
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(ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
(m)       “Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:
i.   The acquisition after the Effective Date by any Person of Beneficial Ownership of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition previously approved by at least a majority of the members of the Incumbent Board (as such term is hereinafter defined), (5) any acquisition approved by at least a majority of the members of the Incumbent Board within five business days after the Company has notice of such acquisition, or (6) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii) of this definition of Change in Control; or
ii.   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, appointment or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
iii.   Consummation of a reorganization, share exchange, or merger (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination, or were elected, appointed or nominated by the Board; or
iv.   (A) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, or (B) consummation of the sale or other disposition of all or substantially all of the assets of
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the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such sale or other disposition of assets of the Company, or were elected, appointed or nominated by the Board.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (y) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated.
(n)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(o)       “Committee” means the Human Resources Committee of the Board or such other committee or subcommittee the Board may appoint to administer the Plan. Unless the Board determines otherwise, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Shares are traded.
(p)       “Common Shares” means the common shares, par value U.S. $0.10 per share, of the Company.
(q)       “Company” means Helmerich & Payne, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(r)      “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined in the sole discretion of the Administrator.
(s)        “Effective Date” has the meaning set forth in Section 19 hereof.
(t)       “Eligible Recipient” means an officer, employee, consultant, or non-employee director of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, that an Eligible Recipient of an ISO means an individual who is an employee of the Company, a “parent corporation” (as such term is defined in Section 424(e) of the Code) of the Company or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company.
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(u)      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(v)       “Executive Officer” means an officer of the Company who is subject to the liability provisions of Section 16 of the Exchange Act.
(w)       “Exercise Price” means, with respect to any Option, the per Share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.
(x)      “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date (or if such date is not a trading day, on the last preceding date on which there was a sale of a Common Share or other security on such exchange), or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for the Common Share or other security in such over-the-counter market on such day (or, if none, for the last preceding date on which there was a sale of a Common Share or other security in such market).
(y)        “Free Standing Right” has the meaning set forth in Section 8(a) hereof.
(z)     “Grant Year” means the annual period commencing on the date of the Company’s annual meeting of shareholders and concluding on the day immediately preceding the next annual meeting of shareholders, or such other period as the Administrator may determine in its discretion.
(aa)      “Good Reason” in respect of any Change in Control has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” means termination of employment for one of the following reasons: (i) the assignment to the employee of any duties inconsistent in any respect with the employee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held immediately prior to the Change in Control, or any other action by the Company (or successor or Affiliate) which results in a diminution in such position, compensation, benefits, authority, duties or responsibilities; (ii) any reduction in the employee’s annual base salary or annual bonus opportunity, in each case as in effect immediately prior to the Change in Control; (iii) the employee being required to be based at any office or location that is more than 25 miles from the principal office or business location from which the employee was based immediately prior to the Change in Control, except for periodic travel reasonably required in the performance of the employee’s responsibilities; or (iv) any reduction by more than 10% in the overall level of the employee’s benefits (as in effect immediately prior to the Change in Control) under the Company’s (or its successors’ or Affiliate’s) group life insurance, medical, health, accident, disability, incentive, savings, and retirement plans including all tax qualified and nonqualified plans or programs.
(bb)      “Incumbent Board” has the meaning set forth in the definition of Change in Control in Section 2(m).
(cc)      “ISO” means an Option intended to be and designated as, and that satisfies the requirements to be, an “incentive stock option” within the meaning of Section 422 of the Code.
(dd)      “Nonqualified Stock Option” means an Option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO, as such requirements are set forth in Section 422 of the Code.
(ee)       “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ff)      “Original Effective Date” means February 27, 2024.
(gg)       “Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
(hh)      “Outstanding Company Common Stock” has the meaning set forth in the definition of Change in Control in Section 2(m).
(ii)      “Outstanding Company Voting Securities” has the meaning set forth in the definition of Change in Control in Section 2(m).
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(jj)      “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, any permitted assigns, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(kk)       “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(ll)       “Plan” means the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan, as amended and restated effective as of the Effective Date, and as further amended from time to time
(mm)       “Prior Plan” means the Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan, as amended and restated effective as of January 14, 2022.
(nn)     “Related Right” has the meaning set forth in Section 8(a) hereof.
(oo)     “Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(pp)     “Restricted Share Unit” means the right, granted pursuant to Section 9 hereof, to receive the Fair Market Value of a Common Share or, in the case of an Award denominated in cash, to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
(qq)     “Retirement” has the meaning assigned to such term in the Award Agreement or if such agreement does not define “Retirement”, means the termination of a Participant’s employment and the Participant both (i) has attained age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company, a Subsidiary or Affiliate.
(rr)     “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(ss)        “Securities Act” means the Securities Act of 1933, as amended from time to time.
(tt)     “Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
(uu)     “Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(vv)      “Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
(ww)      “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(xx)     “Transfer” has the meaning set forth in Section 17 hereof.
Section 3.   Administration; Minimum Vesting.
(a)        The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)        Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
i.  to select those Eligible Recipients who shall be Participants;
ii.  to determine whether and to what extent Awards are to be granted hereunder to Participants;
iii.  to determine the number of Shares to be covered by each Award granted hereunder;
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iv.  to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including (A) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (B) the performance goals and periods applicable to Awards, (C) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (D) the vesting schedule applicable to each Award, (E) the number of Shares or amount of cash or other property subject to each Award and (F) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles);
v.   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
vi.   to determine the Fair Market Value in accordance with the terms of the Plan;
vii.   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
viii.   to determine the impact of leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, on Awards, both with regard to vesting schedule and termination;
ix.   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
x.   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
xi.   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)       To the extent permitted by applicable law, the Board may, by resolution, authorize one or more officers or employees (each, an “Authorized Individual”) to do one or both of the following on the same basis as (and as if the Authorized Individual for such purposes were) the Administrator: (i) designate Eligible Recipients to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that (1) the Board shall not delegate such responsibilities to any individual for Awards granted to an Eligible Recipient who is an Executive Officer, a non-employee director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act, and (B) the resolution providing for such authorization shall set forth the total number of Common Shares the Authorized Individual may grant during any period. The Authorized Individual(s) shall report periodically to the Board or Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
(d)       Subject to Section 5 hereof, neither the Board nor the Committee shall have the authority to (i) reduce the exercise price of any Award or take any other action that is treated as a re-pricing under generally accepted accounting principles or (ii) cancel any Award with an exercise, base or purchase price in exchange for cash, property, other Awards or Awards with a lower exercise, base or purchase price without first obtaining the approval of the Company’s shareholders.
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(e)       Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of, Common Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(f)       Any Award granted hereunder, other than a Cash Award, shall provide for a vesting period of at least one year following the date of grant. Notwithstanding the preceding sentence, Awards representing a maximum of five percent of the Shares reserved for issuance under Section 4(a) hereof may be granted hereunder without any such minimum vesting condition. Notwithstanding the provisions of this Section 3(f), the Administrator may accelerate the vesting of or waive restrictions on Awards in whole or in part in the case of a Participant’s death, Retirement, Disability or upon a Change in Control.
(g)       Unless otherwise provided in an Award Agreement: (i) if a Participant’s employment with the Company, a Subsidiary or an Affiliate terminates as a result of death, Disability, or Retirement, the Participant (or personal representative in the case of death) shall be entitled to exercise all or any part of any (A) vested ISO for a period of up to three months from such date of termination (one year in the case of death or Disability in lieu of the three- month period), or (B) a Share Appreciation Right or vested Option that is not an ISO during the remaining term; (ii) if a Participant’s employment terminates for any other reason, the Participant shall, except where an Award is subject to a clawback or recoupment provision of applicable law or an Award Agreement, be entitled to exercise all or any part of any vested Option or Share Appreciation Right for a period of up to three months from such date of termination. In no event shall any Option or Share Appreciation Right be exercisable past the term established in the Award Agreement. Any vested Option or Share Appreciation Right which is not exercised before the earlier of (1) the dates provided above or other applicable date provided in the Award Agreement or (2) its term shall expire. Unless otherwise accelerated or where an Award Agreement or the Administrator provides for continued vesting after termination of employment, all unvested Awards shall be forfeited upon termination of employment.
(h)         All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
Section 4.    Shares Reserved for Issuance; Certain Limitations.
(a)       The aggregate number of Common Shares reserved for issuance under the Plan shall be equal to the sum of (i) 6,249,833 plus (ii) any Common Shares subject to an outstanding award under the Prior Plan as of the Original Effective Date that are not issued after the Original Effective Date because such award is forfeited, cancelled, exchanged or surrendered or if such award otherwise terminates or expires without a distribution of Common Shares with Common Shares subject to any such award of restricted shares, restricted share units, share bonuses and other share-based awards outstanding under the Prior Plan as of the Effective Date added as two Common Shares for each Common Share subject to such award and Common Shares subject to such awards of options or share appreciation rights added as one Common Share for each Common Share subject to such award.
(b)       The total compensation paid to any one non-employee director during any Grant Year shall not exceed $700,000, including the aggregate Fair Market Value on the date of grant of Shares subject to Awards granted under this Plan and any cash compensation paid or payable. The limitation described in this section shall be determined without regard to amounts paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service to the Company or any Affiliate other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled.
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(c)       A total of 6,249,833 of the Common Shares available for issuance under the Plan may be made subject to an Award that is an ISO.
(d)       Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award under the Plan, are forfeited, cancelled, exchanged or surrendered or if such an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award, shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Common Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan, and notwithstanding that a Share Appreciation Right is settled by the delivery of a net number of Common Shares, the full number of Common Shares underlying such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Common Shares repurchased on the open market with the proceeds of an Option shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
Section 5.    Equitable Adjustments.
(a)       In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan and the maximum number of Common Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)       Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
(c)       With respect to ISOs, any adjustment pursuant to this Section 5 shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder.
(d)       The determinations made by the Administrator, pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.    Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients.
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Section 7.    Options.
(a)       General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option, the provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. No Option granted hereunder shall be an ISO unless it is designated as such in the applicable Award Agreement and satisfies the applicable requirements set forth in Section 422 of the Code.
(b)       Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, in no event shall the exercise price of an Option be less than 100% of the Fair Market Value of the related Common Shares on the date of grant.
(c)       Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than 10 years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)       Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)       Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent (including a net exercise instruction), as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)        ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan.
i.   ISO Grants to 10% Shareholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than 10% of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five years from the time of grant of such ISO and the Exercise Price shall be at least 110% of the Fair Market Value of the Shares on the date of grant.
ii.   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
iii.   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of
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any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (1) two years after the date of grant of the ISO and (2) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)       Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.
(h)       Termination of Employment or Service.   Subject to Section 3(f) hereof, in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
Section 8.    Share Appreciation Rights.
(a)       General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)       Base Price.   Each Share Appreciation Right shall be granted with a base price that is not less than 100% of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
(c)       Awards; Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.
(d)       Exercisability.
i.   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement (which may include achievement of performance goals).
ii.   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.
(e)       Consideration Upon Exercise.
i.   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (A) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (B) the number of Shares in respect of which the Free Standing Right is being exercised.
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ii.   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (A) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Exercise Price specified with respect to the related Option, multiplied by (B) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
iii.   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f)       Termination of Employment or Service. Subject to Section 3(f) hereof:
i.   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement; and
ii.   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth with respect to the related Options.
(g)       Term.
i.   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than 10 years after the date such right is granted.
ii.   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than 10 years after the date such right is granted.
Section 9.    Restricted Shares and Restricted Share Units.
(a)       General.   Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance goals (if any) upon whose attainment the Restricted Period shall lapse in part or full; and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
(b)       Awards and Certificates.
i.   Except as otherwise provided in Section 9(b)(iii) hereof, (A) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (B) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
2026 Proxy Statement	A-11

ii.   Subject to Section 9(e) below, with respect to Restricted Share Units, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of Common Shares underlying the Award of Restricted Share Units.
iii.   Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
iv.   Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)       Restrictions and Conditions.   The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to any restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter. Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. The Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that Common Shares in respect of the related Restricted Share Units are delivered to the Participant.
(d)       Termination of Employment or Service.   Subject to Section 3(g) hereof, the rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(e)       Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive an amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.   Other Share-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares (if any) to be granted pursuant to such Other Share-Based Awards, the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include achievement of performance goals) and all other terms and conditions of such Other Share-Based Awards.
Section 11.   Share Bonuses.
In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
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Section 12.   Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance goals.
Section 13.   Change in Control Provisions.
Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs and (b) either (i) an outstanding Award is not assumed or substituted in connection therewith or (ii) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to 24 months following the Change in Control, then:
(a)       any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)       the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at 100% of the target performance level or, if greater, actual performance through the date of such Change in Control or date of termination, as applicable.
If the Administrator determines in its sole discretion pursuant to Section 3(f) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 14.   Amendment and Termination.
The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.
Section 15.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 16.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory
2026 Proxy Statement	A-13

rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, however, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) by delivering already owned unrestricted Common Shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations as determined by the Company (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 17.   Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except as otherwise expressly provided in an Award Agreement or with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any other purported Transfer of an Award or any economic benefit or interest therein shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of this Section 17 shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 18.   Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.   Effective Date.
The Plan originally became effective on the Original Effective Date. The Plan as amended and restated herein was adopted by the Board on January 16, 2026 and shall become effective on the date that it is approved by the Company’s shareholders (“Effective Date”).
Section 20.   Term of Plan.
The Plan will terminate on January 16, 2036, the tenth anniversary of the Board’s adoption of the Plan. No Awards shall be granted pursuant to the Plan on or after such date, but Awards theretofore granted may extend beyond that date.
Section 21.   Securities Matters and Regulations.
(a)       Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules
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and regulations, including all applicable federal and state securities laws and Delaware law, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator in its sole discretion. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)       Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)       In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, as amended, and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act, as amended, or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 22.   Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days after filing notice of the election with the Internal Revenue Service.
Section 23.   No Fractional Shares.
No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.   Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.   Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.   Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
2026 Proxy Statement	A-15

Section 27.   Clawback.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or Company Award Agreement or policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, including those promulgated pursuant to Rule 10D-1 under the Exchange Act (or any Award Agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company or any Subsidiary.
Section 28.   Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six months following such separation from service (or upon death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 29.   Governing Law.
The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 30.   Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 31.   Interpretation.
Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.
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Section 32.   Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 33.   Relationship to Other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
2026 Proxy Statement	A-17

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HELMERICH & PAYNE, INC. 222 N. DETROIT AVENUE TULSA, OK 74120 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 3, 2026 for shares held directly and by 11:59 P.M. Eastern Time on March 1, 2026 for shares held in an employee benefit plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HP2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch -tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 3, 2026 for shares held directly and by 11:59 P.M. Eastern Time on March 1, 2026 for shares held in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions.**If you vote by Internet or telephone, you do not need to mail back the attached proxy card.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V82789-P41420KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYHELMERICH & PAYNE, INC. The Board of Directors recommends you vote FOR each director nominee listed below in Proposal 1:1.Election of Directors 1a. Raymond John ("Trey") Adams III 1b. Delaney M. Bellinger 1c. Belgacem Chariag 1d. Kevin G. Cramton 1e. Randy A. Foutch 1f. Hans Helmerich 1g. Elizabeth R. Killinger 1h. José R. Mas 1i. Donald F. Robillard, Jr. 1j. John D. Zeglis For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FORForAgainstAbstainProposals 2, 3, and 4.2.Ratification of Ernst & Young LLP as Helmerich & Payne, Inc.'s!!!independent auditors for 2026.3.Advisory vote on executive compensation.!!!4.Approval of the Helmerich & Payne, Inc. Amended and!!!Restated 2024 Omnibus Incentive Plan.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V82790-P41420HELMERICH & PAYNE, INC.Annual Meeting of StockholdersThis proxy is solicited by and on behalf of the Board of DirectorsThe undersigned hereby appoints as his/her proxies, with powers of substitution and revocation, Hans Helmerich, John W. Lindsay, and Cara M. Hair, and each of them (the "Proxies"), to vote all shares of common stock of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Helmerich & Payne, Inc., to be held virtually via a live webcast at www.virtualshareholdermeeting.com/HP2026, on Wednesday, March 4, 2026, at 12:00 p.m., Central Time, and all adjournments or postponements thereof.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. Continued and to be signed on reverse side